                                   AMERICAN
                               AADVANTAGE FUNDS
                                    [LOGO]
--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 April 30, 2001


[GRAPHIC OF GLOBE AND EAGLE]

                                                                    EQUITY FUNDS

                                                                   Balanced Fund
                                                            Large Cap Value Fund
                                                           Large Cap Growth Fund
                                                            Small Cap Value Fund
                                                       International Equity Fund
                                                           Emerging Markets Fund


                                                                      BOND FUNDS

                                                            High Yield Bond Fund
                                                          Intermediate Bond Fund
                                                            Short-Term Bond Fund




                           Managed by AMR Investments

                                 [AA EAGLE]

About AMR Investments
--------------------------------

AMR Investments is an
experienced provider of
investment advisory services to
institutional and retail
markets. We act as manager of
the American AAdvantage Funds, a
family of diversified mutual
funds, and offer customized
fixed income portfolio
management services.
Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations, and
other institutional investors.
AMR Investments is a wholly
owned subsidiary of AMR
Corporation, the parent company
of American Airlines, Inc.
Incorporated in 1986, we are
directly responsible for the
investment management and
oversight of AMR Corporation's
defined benefit and defined
contribution plans, as well as
its fixed income investments.

                                                Contents
                                                ------------------------------------------------

                                                President's Message.........................   1

                                                Market and Performance Overviews............   2


                                                American AAdvantage Schedules of Investments

                                                   Large Cap Growth Fund....................  15

                                                   High Yield Bond Fund.....................  20


                                                AMR Investment Services Trust Portfolios

                                                   Balanced Portfolio.......................  52

                                                   Large Cap Value Portfolio................  59

                                                   Small Cap Value Portfolio................  63

                                                   International Equity Portfolio...........  68

                                                   Emerging Markets Portfolio...............  72

                                                   Intermediate Bond Portfolio..............  77

                                                   Short-Term Bond Portfolio................  81


                                                Additional Information................Back Cover

American AAdvantage Funds                                         April 30, 2001

[BILL QUINN PICTURE]

                                                      FELLOW SHAREHOLDER:

                                                      We are pleased to present
                                                      you with the Semi-Annual
                                                      Report for the American
                                                      AAdvantage Funds for the
                                                      period ended April 30,
                                                      2001. The Dow Jones
                                                      Industrial Average, S&P
                                                      500 Index, and NASDAQ
                                                      Composite Index all
                                                      experienced losses, with
                                                      returns of -1.36%,
                                                      -12.07%, and -36.97%,
                                                      respectively for the
                                                      period.

                                                           Our multiple manager
                                                      and value-oriented
                                                      approach is designed to
                                                      protect investors'
                                                      capital, especially in
                                                      downward markets. This
                                                      approach worked extremely
well during this period. Our Balanced Fund surpassed the -2.24% return of the Lipper Balanced Index with a 7.26% six-month return, for the Institutional Class of shares. The Large Cap Value Fund -- Institutional Class delivered an 8.64% return during this six-month period, compared to the 5.83% return of its respective benchmark, the Lipper Multi-Cap Value Index.

     Also of interest, the Small Cap Value Fund marched past its respective benchmark, the Russell 2000 Value Index. The Institutional Class of this Fund delivered investors returns of 22.12% versus the Russell 2000 Value Index's return of 14.62% for the period. The Small Cap Value Fund's rise in assets, to over $100 million, is a tribute to its strong performance.

     Our Intermediate Bond Fund posted a return of 6.12% for the period, while the Short-Term Bond Fund produced a 5.30% return. The High Yield Bond Fund, created December 29, 2001 delivered an inception-to-date return of 3.70% for the period ended April 30, 2001.

     As we look ahead, investor anxiety seems to be easing thanks, in part to recent actions by the Federal Reserve. The Federal Reserves rate cuts should allow corporations to repair their balance sheets, cut borrowing cost and raise funds for expansion. However, we are not completely out of the woods yet. Layoffs will likely affect consumer confidence and spending over the next six months.

     We believe that as you review our performance in these ever-changing market conditions, you will appreciate our dedication to providing experienced, disciplined managers who understand the importance of protecting your investment in downward markets.

     As always, we thank you for your continued investment in the American AAdvantage Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President
                                            American AAdvantage Funds

DOMESTIC EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

     The six-month fiscal period ended April 30, 2001 continued the trend of rotation away from technology and "New Economy" sectors that began in March 2000. During the period, there was a marked increase in earnings disappointments and downward revisions, particularly in the technology and telecommunication sectors. Investors responded by abandoning these stocks, which previously relied upon continued high growth rates to support their high valuations. Declining equity prices and rising energy and fuel costs amplified falling consumer confidence and lowered personal spending.

     Most major equity indices ended the six-month period in the red, with the S&P 500 Index down 12.1% and the NASDAQ Composite down a whopping 37.0%. Value stocks outperformed growth stocks, with investor sentiment shifting away from the technology sector and a momentum style of investing. The S&P 500 Barra Value Index returned -0.4% versus a return of -23.1% for the S&P 500 Barra Growth Index. Small cap value stocks were the best performing domestic asset class, with the Russell 2000 Value Index returning 14.6% versus a return of -17.3% for the Russell 2000 Growth Index for the six-month period.

     The broad U.S. equity markets actually began 2001 on an upbeat note as most of the major indices finished January in positive territory. The Federal Reserve's surprise 0.50% rate cut on January 3rd ignited a broad-based rally, which saw the S&P 500 Index rise 3.6% and the technology-laden NASDAQ Composite climb 12.3% for the month. Toward the end of January, however, earnings reports weakened consumer confidence. In response, the Fed lowered rates another 0.50% on January 31st. The "rally" in early January quickly ended, as indicated by February's NASDAQ decline of 22.4% and the 9.1% slide in the S&P 500 Index. Continued profit warnings and forthcoming corporate layoffs prompted the sell-off. Despite a third Fed Fund rate cut of 0.50% on March 20th, the broad market registered further declines, as equities could not overcome earnings shortfalls.

     Most market participants began April 2001 with a pessimistic outlook for the economy. Collapsing equity markets, plunging consumer confidence and lower than expected Fed Funds rate changes contributed to this negative outlook. The U.S.-China political standoff and the bankruptcy filing of Pacific Gas & Electric served as reminders of the "event" risk inherent in the markets. However, the fourth 0.50% reduction in the Fed Funds rate that occurred on April 18th, along with the report of higher than expected first quarter GDP growth, boosted the markets and led to a meaningful change in sentiment. The technology-laden NASDAQ Composite Index advanced 15.1% in April, while the S&P 500 Index and the S&P Barra Value Index gained 7.8% and 6.8%, respectively.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE BALANCED FUND (SM)
--------------------------------------------------------------------------------

     The Balanced Fund's total return for the six months ended April 30, 2001 was 7.32% for the AMR Class, 7.26% for the Institutional Class and 7.08% for the PlanAhead Class. These returns significantly outperformed the Lipper Balanced Fund Index return of -2.24% for the period, as well as the 60/40 Barra Value/Lehman Brothers (LB) Gov/Credit Index benchmark return of 2.4%.

     Concerns about the depth and length of the current U.S. economic slowdown dominated the equity markets during most of the past 6 months. The Federal Reserve's initial 0.50% rate cut on January 3rd, sparked optimism that quick Fed action would moderate the economic downturn and hasten a recovery. As a result, the market rallied broadly in January, with many of last year's poorest performing stocks leading the upswing. There were a total of four 0.50% basis point cuts during the period and a seemingly endless stream of corporate profit warnings. Consequently, U.S. equity markets were volatile over the period and the broad markets suffered during February and March. However, in April, when the fourth rate cut occurred, market sentiment shifted into more positive territory. The most dramatic moves came from strong rebounds in the same securities that had fallen so sharply from their highs.

     The Balanced Fund performed very well, especially in such a difficult environment. As of April 30, 2001, the Fund's asset allocation was 59.0% equity, 36.1% fixed income, and 4.9% equitized cash. The Fund's fixed income investments slightly lagged the LB Gov/Credit Index return, mostly due to the Fund's overweighed position in mortgages. The mortgages sector suffered during the period from the decline in interest rates and increased pre-payments.

     Information technology added over 3.5% in relative performance to the Fund's equity segment versus the Barra Value Index through both underweighting and stock selection. While most information technology stocks were very weak during the period, overweighted positions in IBM (up 17.2%), Ikon Office Solutions (up 94.8%), and Dell Computer (up 47.3%) all contributed to the Fund's strong performance. Financial stocks held by the Fund also fared well, adding 1.8% of relative value compared to the S&P 500/Barra Value Index. Financial institution stocks that benefited from a more favorable interest rate environment included CIT Group (up 112.5%) and Washington Mutual (up 14.9%). Good stock selection in the energy sector also contributed positively to the Fund. The largest contributor in this sector was Occidental Petroleum (up 54.8%), after posting considerable gains as a result of its first quarter 2001 earnings report.

     The Fund's fundamental approach to finding value stocks has remained unchanged. Investors who remained committed to value outperformed during the past six-month period, as the market continued to favor reasonably priced companies. We anticipate that additional performance can be gained in the current market environment by keeping the Fund's focus on long-term value.

TOP TEN EQUITY HOLDINGS AS OF APRIL 30, 2001

                                               % OF EQUITIES
                                               -------------
Philip Morris Companies, Incorporated               3.1%
Verizon Communications, Incorporated                2.2%
Occidental Petroleum Corporation                    2.1%
Allstate Corporation                                1.9%
Bank of America Corporation                         1.8%
CitiGroup, Incorporated                             1.7%
Washington Mutual, Incorporated                     1.7%
Waste Management, Incorporated *                    1.7%
Entergy Corporation                                 1.6%
International Business Machines Corporation         1.6%
                                                  ------
        Total                                      19.4%
Top Ten Equity Holdings as % of Total Net
  Assets                                          11.53%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                   S&P 500/
           EQUITY:                 FUND           BARRA VALUE
           -------             ------------      -------------
Price/Earnings Ratio                   17.0               19.8
Price/Book Ratio                        3.2                3.4
Wtd. Avg. Mkt. Cap ($)         40.7 Billion       66.1 Billion

                                                   LEHMAN
         FIXED INCOME:             FUND          GOV./CRED.
         -------------           --------        ----------
Avg. Credit Quality                Aa3              Aa1
Wtd. Avg. Duration               5.5 yrs.         5.5 yrs.

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       22.4%          24.6%
Industrials                      12.4%          11.0%
Consumer Discretionary           11.8%          12.3%
Energy                           11.4%          13.0%
Utilities                        10.4%           7.3%
Materials                         9.2%           4.7%
Telecommunication Services        6.2%          10.4%
Consumer Staples                  5.5%           4.3%
Health Care                       5.4%           2.4%
Information Technology            5.3%          10.0%

BOND SECTOR VS. LB GOV/CORP INDEX

                                                 LB GOV/
                                     FUND      CREDIT INDEX
                                     ----      ------------
Corporates                           55.5          41.2
Mortgage Backed                      19.6           0.0
U.S. Treasury                        17.7          41.6
Agency                                7.2          17.2

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

     The Large Cap Value Fund's total return for the six months ended April 30, 2001 was 8.75% for the AMR Class, 8.64% for the Institutional Class and 8.53% for the PlanAhead Class. These returns outperformed the Lipper Multi-Cap Value Index return of 5.83% for the period.

     The past six months have been a volatile period for investors. The combination of weak economic data, significant easings by the Federal Reserve and an abundance of profit warnings drove investors to search for good buys and safe havens. When the dust settled, value again outperformed both growth and the overall markets during the six-month period, producing strong results for the Fund. The Large Cap Value Fund outperformed the S&P 500 Index return of -12.07% by over 20% and outperformed the S&P 500/Barra Value Index return of -0.4%.

     During the six-month period, the Fund added value relative to the S&P 500/Barra Value Index in 9 out of 10 sectors, primarily through stock selection. The technology sector was the worst performing sector, down 35.9% for the period. Despite the technology sector losses, the Fund's underweighting and positive stock selection combined to produce over 3% in relative outperformance versus the Index for the period. Some key stocks the Fund avoided were Nortel Networks (down 52.2%), JDS Uniphase (down 48.7%), Solectron (down 42.2%) and Gateway (down 63.2%). Positive stock choices within this sector included IBM (up 17.2%), Ikon Office Solutions (up 94.8%), and Dell Computer (up 47.3%), all contributing to the Fund's outperformance.

     In the financial sector, the Fund added 1.8% of relative value through stock selection. The Fund avoided American Express (down 8.4%), underweighted CitiGroup (down 6.1%) and Morgan Stanley Dean Witter (down 21.2%), and overweighted CIT Group (up 112.5%) and Washington Mutual (up 14.9%).

     As long-term investors, our managers continue to focus on the fundamentals and the long-term prospects of the companies held in the portfolio. We are pleased that our disciplined investment style continues to reward our shareholders.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Philip Morris Companies, Incorporated                  2.54%
Verizon Communications, Incorporated                   2.02%
Washington Mutual, Incorporated                        1.77%
Allstate Corporation                                   1.75%
Occidental Petroleum Corporation                       1.74%
Bank of America Corporation                            1.63%
International Business Machines Corporation            1.62%
Waste Management, Incorporated *                       1.44%
ITT Industries, Incorporated                           1.41%
CitiGroup, Incorporated                                1.40%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                            FUND        S&P 500/BARRA VALUE
                        ------------    -------------------
Price/Earnings Ratio            17.0               19.8
Price/Book Ratio                 3.3                3.4
Wtd. Avg. Mkt. Cap ($)  41.2 Billion       66.1 Billion

EQUITY SECTOR VS. S&P 500/BARRA VALUE INDEX

                                              S&P 500/
                                 FUND     BARRA VALUE INDEX
                                 -----    -----------------
Financials                       22.0%          24.6%
Industrials                      13.1%          11.0%
Energy                           11.5%          13.0%
Consumer Discretionary           10.6%          12.3%
Utilities                        10.3%           7.3%
Materials                         8.8%           4.7%
Telecommunication Services        6.2%          10.4%
Health Care                       6.1%           2.4%
Information Technology            6.0%          10.0%
Consumer Staples                  5.4%           4.3%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE LARGE CAP GROWTH FUND (SM)
--------------------------------------------------------------------------------

     The Large Cap Growth Fund's total return for the six months ended April 30, 2001 was -26.66% for the AMR Class and -26.77% for the Institutional Class. These returns fell slightly short of the Lipper Large Cap Growth Index return of -25.73%.

     It was a difficult six months for equity investors in general, and growth investors in particular, given the worries about U.S. economic conditions and declining corporate earnings. The Fed cut its target for short-term interest rates four times during the fiscal period (reducing the Fed Funds rate by 2%) in an attempt to stimulate the economy and improve investor confidence. Despite the Fed's aggressive rate cuts, the NASDAQ Composite and the S&P 500 Index closed the period in "bear market" territory. In the six-month period alone, the NASDAQ was down 37% and the S&P 500 Index fell 12%.

     The Russell 1000 Growth Index fell 26.4% during the period, further evidence of the difficult environment growth investors faced. All sectors of the Russell Index, with the exception of energy and consumer discretionaries, posted negative returns. Although the Fund added value versus the Russell Index through weighting and stock selection in all but two sectors, its poor selection of technology stocks more than offset any positive gains. Overweighted positions in JDS Uniphase (down 73.7%) and Corning (down 71.2%) detracted significantly from the Fund's performance.

     Although the outlook for the U.S. equity markets appeared brighter at the close of April, we believe volatility will likely continue. The stock market has remained remarkably resilient and despite the sometimes significant price drops, it has proven itself over time to cycle back and forth between growth and value.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

General Electric Company                               7.91%
Pfizer, Incorporated                                   5.79%
Microsoft Corporation                                  5.48%
AOL Time Warner, Incorporated                          4.02%
International Business Machines Corporation            3.76%
Intel Corporation                                      3.74%
Cisco Systems, Incorporated                            2.41%
EMC Corporation                                        2.23%
Merck & Company, Incorporated                          2.15%
Home Depot, Incorporated                               2.05%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                              FUND        RUSSELL 1000 GROWTH
                          -------------   -------------------
Price/Earnings Ratio               33.8             41.8
Price/Book Ratio                    8.5              8.7
Wtd. Avg. Mkt. Cap ($)    133.1 Billion    141.3 Billion

EQUITY SECTOR VS. RUSSELL 1000(R) GROWTH INDEX(1)

                                              RUSSELL 1000
                                     FUND     GROWTH INDEX
                                     -----    ------------
Information Technology               40.6%       40.4%
Health Care                          21.2%       21.0%
Consumer Discretionary               14.4%       14.4%
Industrials                          11.0%       12.1%
Consumer Staples                      4.8%        4.8%
Financials                            2.7%        2.0%
Telecommunication Services            2.7%        2.5%
Energy                                1.5%        1.3%
Utilities                             1.0%        1.4%
Materials                             0.1%        0.1%

(1) Russell 1000(R) Growth Index is a service mark of the Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SMALL CAP VALUE FUND (SM)
--------------------------------------------------------------------------------

     The Small Cap Value Fund's total return for the six months ended April 30, 2001, was 22.37% for the AMR Class, 22.12% for the Institutional Class and 22.05% for the PlanAhead Class. The Fund considerably outperformed the Lipper Small Cap Value Index return of 12.51% and the Russell 2000 Value Index return of 14.62%.

     The past six months saw a continuation of last year's "small is beautiful" trend. This was in sharp contrast to the tech-dominated growth period prior to March 2000, when small capitalization value stocks were ignored and reached historically low valuation levels versus the overall U.S. equity market. Despite the market volatility during the fiscal period, small cap value stocks were the best performing asset class. The valuations of these stocks, already at realistic levels, withstood the downward pressure from earning warnings and the bursting of the growth oriented bubble. As investors renewed their interest in solid companies with profits and attractive valuations, the Fund's holdings have performed well.

     The Fund added value as compared to the Russell 2000 Value Index in all sectors during the six-month period. Despite market turbulence, the Fund's holdings in consumer discretionaries, financials and technology provided some of the strongest contributions, each adding over 2% in relative returns. The consumer discretionary sector was the top contributor for the period with 5.0% in overall relative outperformance. Some of the key overweighted positions in this sector were Pulte (up 40.7%), Furniture Brands (up 34.3%) and Genesco (up 61.1%).

     Stock returns over the past six months confirm that valuation does matter. We believe small cap value stocks remain a good investment due to their attractive valuations.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Brunswick Corporation                                  2.36%
Mandalay Resort Group                                  2.23%
Deluxe Corporation                                     2.09%
Standard Pacific Corporation                           1.81%
US Freightways Corporation                             1.79%
U.S. Treasury Bill, 4.45%, Due 6/14/2001               1.76%
R G S Energy Group, Incorporated                       1.74%
Topps, Incorporated                                    1.55%
Valassis Communications, Incorporated                  1.28%
Pulte Corporation                                      1.22%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                FUND       RUSSELL 2000 VALUE
                            ------------   ------------------
Price/Earnings Ratio               11.1             18.2
Price/Book Ratio                    1.9              2.0
Wtd. Avg. Mkt. Cap ($)      1.1 Billion      1.0 Billion

EQUITY WEIGHTINGS SECTOR VS. RUSSELL 2000(R) VALUE INDEX(1)

                                                  RUSSELL
                                                   2000
                                       FUND     VALUE INDEX
                                       -----    -----------
Consumer Discretionary                 31.0%       17.7%
Industrials                            22.0%       15.2%
Financials                             16.3%       31.6%
Information Technology                  8.9%        4.5%
Materials                               7.8%        7.6%
Utilities                               4.9%        8.9%
Consumer Staples                        3.1%        4.7%
Energy                                  3.0%        2.9%
Health Care                             3.0%        6.6%
Telecommunication Services              0.0%        0.3%

(1) Russell 2000(R) Value Index is a service mark of the Frank Russell Company.

INTERNATIONAL EQUITY MARKET OVERVIEW
--------------------------------------------------------------------------------

     Returns for investors in the international and emerging markets disappointed as evidence mounted that the U.S. economy, the world's largest, had slowed significantly and would hamper world growth as profit warnings became a regular occurrence. The developed international markets, as measured by the MSCI EAFE Index, ended the six-month fiscal period down 8.0% in U.S. dollar terms. The emerging markets, as measured by the MSCI EMF Index, fell 7.3% for the same period. The markets continued to be driven by valuation consideration with value stocks minimizing investors' downside as evidenced by the EAFE Value Index return -2.7% versus a return of -13.4% for the EAFE Growth Index.

     During much of the fiscal period, growth slowed in most developed and emerging markets while inflation concerns in the Euro zone emerged. Most countries in the Euro zone reported inflation above the European Central Bank's
(ECB) two percent target. In December, the Euro, after weakening throughout much of 2000 and despite slowing growth in Europe, rebounded more than 10% off its November lows, owing to a faulty perception that Europe would be viewed as a safe haven from the impending U.S. slowdown.

     During the first three months of 2001, international markets took their cue from the U.S. equity markets, as investors faced renewed worries about the extent of the global economic slowdown. Investors widely expected the ECB to cut interest rates, since there were slowing growth forecasts. As of the end of March, the ECB was the only significant central bank in the developed markets not to cut rates despite inflation above its target level. Higher energy prices and a weaker Euro all contributed to higher inflation. In Germany, the government passed pension reform legislation, albeit in a weaker form than previously hoped, as they struggled to reform and streamline the country's labor system. The United Kingdom was dominated by the outbreak of foot-and-mouth disease, which decimated the farming industry. The outbreak also had knock-on effects on the tourism industry as travelers avoided rural areas or the U.K. entirely. In Japan, the Bank of Japan returned to a zero interest rate policy in late March as it became clear that the economy had slipped back into a deflationary cycle. Japan is the first major economy to experience true deflation since the 1930's. As feared last quarter, Japan's third quarter GDP growth estimate was revised down to -2.4%, setting the stage for a renewed recession.

     During the last six weeks of the period, international stocks rebounded, dramatically driven by global rate cuts and signs that corporate earnings had finally begun to stabilize. The string of earnings shortfall announcements began to abate as technology and telecommunications stocks, which were particularly hard hit during the earlier months of 2001, led the rally. Even with its recent gains, the technology sector remains significantly behind the EAFE Index for the year. Cyclical industries also rallied on expectations that rate cuts would lead to improved economic conditions in the future. Conversely, sectors viewed as economically defensive, such as consumer staples and health, lagged in this environment. Separately, in Japan, the election of a new Prime Minister triggered a rally on increased hopes for economic reform, as banks would be forced to write off non-performing loans and government borrowing would be limited.

     Despite the negative performance for the period, the aggressive easing by central banks and late rally has buoyed investor sentiment. Our managers believe economic growth may strengthen later in the year as interest rate cuts take full effect.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------

     The International Equity Fund's total return for the six months ended April 30, 2001 was -0.30% for the AMR Class, -0.42% for the Institutional Class and -0.55% for the PlanAhead Class. On a relative basis, the Fund significantly outperformed the Lipper International Fund Index return of -8.35% and the MSCI EAFE Index total return of -8.02%.

     The market weakness of 2000 persisted into 2001, as signs of an economic slowdown continued in the United States and Europe. European equity markets fell as the U.S. economic slowdown deepened and investors acted on the belief that the U.S. situation would eventually impact European companies. However, market sentiment changed towards the end of the period as most central banks lowered interest rates, although the European Central Bank remained on the sidelines, focusing more on price stability than on growth. In mid-March, the U.S. cut interest rates by an additional 0.50% and Japan returned to 0% interest rates. April saw international stocks rebound dramatically from past weakness on signs that corporate earnings had finally begun to stabilize.

     Technology and telecommunication stocks underperformed early in the period as many "old economy" companies curtailed capital expenditures in technology. In addition, debt from buying 3G licenses continued to hamper many of the telecommunication companies. These sectors staged a comeback and led a 6-week rally at the end of the period, although recent gains remain significantly behind the EAFE Index for the year.

     The Fund's managers added value through strong stock selection by avoiding some large cap, high P/E names. These included technology companies such as Ericsson (down 51.2%) and Nokia (down 18.7%). Additionally, by avoiding telecommunication companies like Deutsche Telekom (down 31.0%), France Telecom (down 30.4%) and Vodafone (down 26.9%) the managers contributed to the Fund's relative value as compared to the MSCI EAFE Index for the six-month period.

     The Fund's managers overweighted traditional value sectors such as industrials, utilities, materials and financials. Some of the stocks that did particularly well included UPM Kymmene, a Finnish paper company (1.3% of the Fund's assets, and up almost 17%) and ENI, an Italian oil and gas concern (1.4% of the Fund's assets, and up over 26%). Clearly, the value arena was the place to be throughout the period.

     While we are aware of the strong swings in market sentiment, we believe that the Fund is well positioned for the long term. The value style of the Fund's investment advisors leads them to invest in well-managed businesses with strong cash flow and modest debt levels. We believe that maintaining our disciplined fundamental approach will continue to deliver strong relative performance.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Aventis SA                                              2.3%
Total Fina ELF                                          1.9%
Philips Electronics NV                                  1.8%
Ing Groep NV                                            1.7%
Telefonica SA                                           1.7%
E On Ag                                                 1.5%
Akzo Nobel NV                                           1.5%
BAE Systems                                             1.5%
ENI                                                     1.4%
Repsol YPF SA                                           1.4%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                      FUND         MSCI EAFE
                                  ------------    ------------
Price/Earnings Ratio                      17.5            24.0
Price/Book Ratio                           2.9             3.5
Wtd. Avg. Mkt. Cap ($)            26.8 Billion    48.5 Billion

EQUITY SECTOR WEIGHTINGS VS. EAFE INDEX

                                       FUND     EAFE INDEX
                                       -----    ----------
Financials                             26.8%      25.4%
Consumer Discretionary                 13.6%      14.7%
Industrials                            11.9%       9.7%
Materials                               8.8%       5.0%
Telecommunication Services              8.3%       9.8%
Health Care                             7.5%       8.9%
Energy                                  6.8%       6.8%
Utilities                               6.2%       4.0%
Consumer Staples                        5.8%       6.8%
Information Technology                  3.4%       8.9%
Other                                   0.9%

                    COUNTRY ALLOCATION AS OF APRIL 30, 2001

COUNTRY ALLOCATION CHART

COUNTRY ALLOCATION AS OF APRIL 30, 2001*

                                             FUND     EAFE
                                             -----    -----
  France                                      9.4%    11.5%
  Germany                                     7.8%     8.7%
  Netherlands                                 6.9%     5.6%
  Spain                                       4.5%     3.2%
  Italy                                       3.3%     4.7%
  Ireland                                     2.2%     0.7%
  Finland                                     2.3%     2.3%
  Portugal                                    1.0%     0.5%
  Austria                                     0.4%     0.2%
  Belgium                                     0.0%     0.9%
                                             -----    -----
EURO                                         37.8%    38.3%
UK                                           20.6%    21.4%
  Switzerland                                 6.1%     6.6%
  Sweden                                      3.2%     2.3%
  Norway                                      1.4%     0.5%
  Denmark                                     0.2%     0.9%
                                             -----    -----
OTHER NON-EURO                               10.9%    10.3%
JAPAN                                        15.7%    24.0%
  Hong Kong                                   3.0%     2.1%
  Singapore                                   2.6%     0.9%
  Australia                                   3.7%     2.9%
  New Zealand                                 1.5%     0.1%
  South Korea                                 0.6%     0.0%
  Malaysia                                    0.2%     0.0%
                                             -----    -----
OTHER ASIA                                   11.6%     6.0%
  Mexico                                      0.6%     0.0%
  Canada                                      2.8%     0.0%
                                             -----    -----
OTHER                                         3.4%     0.0%

* Allocations based upon Gross Investments in Portfolio.

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE EMERGING MARKETS FUND(SM)
--------------------------------------------------------------------------------

     The Emerging Markets Fund's total return for the six-month fiscal period ended April 30, 2001 was -4.90% for the AMR Class and -5.02% for the Institutional Class. These returns outperformed the Lipper Emerging Markets Index return of -7.76% and the MSCI EM Free Index return of -7.26% for the same period.

     The emerging markets followed global market trends during the fiscal period, as investors were concerned over the degree of a global economic slowdown and the potential recession in the U.S. More direct concerns included turmoil in Argentina, as three economic ministers have battled unsustainable debt/GDP levels, deteriorating fiscal balances, high interest rates and low economic growth. In Turkey, political squabbling and weak state banks led to the Turkish Lira being devalued by nearly 40% in the first three months of 2001.

     Positive market returns earlier in the period disappeared in February and March as the global economic downturn materialized deeper and quicker than investors anticipated. U.S. and Japanese central banks, in particular, cut interest rates to spur growth worldwide. These rate cuts led to strong returns over the last six weeks of the period.

     On a country basis, the Fund's largest position was South Korea at 14.3%, which the Fund overweighted relative to the MSCI EM Free Index by 3.5%. The South Korean market returned over 4% for the period and the Fund's overweighting contributed over 0.75% in relative value. Stock selection in India, China, and Taiwan added 1.6%, 0.9% and 0.9% in value relative to the Index, offsetting poor stock selection in Israel and South Korea.

     From a sector perspective, the Fund's performance was driven primarily by stock selection, especially in the financial and consumer discretionary sectors. Stock selection in the information technology sector detracted over 1% in relative performance to the Index. This sector is relative to the Index, because valuations are stretched due to projected earnings potential and growth rates.

     Despite their attractive valuation levels, emerging market stocks have been largely ignored due to the quest for liquidity. We believe that the emerging markets will continue to be subject to fluctuations in global market sentiment, yet are capable of performing well over the long term. These markets continue to offer attractive valuations and improving fundamentals.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Telefonos de Mexico SA, ADR                            2.47%
Samsung Electronics                                    2.45%
Taiwan Semiconductor Manufacturing Company Limited,
  ADR                                                  2.33%
China Mobile                                           1.89%
America Movil SA Dec V, ADR                            1.16%
Check Point Software, ADR                              1.07%
Compal Electronic, GDR                                 1.07%
Hon Hai Precision Industries Limited, GDR              1.06%
Videsh Sanchar Nigam Limited, GDR, 144A (Note A)       1.04%
Kimberly Clark de Mexico                               1.03%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                      FUND          EM FREE
                                  ------------    ------------
Price/Earnings Ratio                      11.2            13.2
Price/Book Ratio                           3.2             3.5
Wtd. Avg. Mkt. Cap ($)                     8.8             9.7
                                  $8.8 Million    $9.7 Million

COUNTRY ALLOCATION AS OF APRIL 30, 2001

COUNTRY ALLOCATION CHART

COUNTRY ALLOCATION AS OF APRIL 30, 2001*

                                           FUND     EM FREE
                                          ------    -------
South Korea                               14.20%    10.80%
Other Asia                                14.50%    15.10%
Other Europe, Middle East, Africa         13.50%    13.10%
Mexico                                    12.60%    11.00%
Brazil                                    10.50%     9.80%
India                                      9.70%     6.50%
Taiwan                                     8.50%    13.20%
South Africa                               9.00%    10.00%
Israel                                     4.70%     4.70%
Other Latin America                        2.80%     5.80%

* Allocations based upon gross investments in Portfolio.

U.S. FIXED INCOME MARKET OVERVIEW
--------------------------------------------------------------------------------

     During the six-month period ended April 30, 2001, the Federal Reserve Bank began aggressively reducing interest rates in response to a rapidly slowing U.S. economy. The Federal Funds rate was reduced by 2.00% (to 4.50%) in a series of four 50 basis point increments. Two of the interest rate cuts were announced during unscheduled Federal Open Markets Committee (FOMC) meetings, which highlights Chairman Greenspan's concern over the pace of economic deterioration. Specifically, the Fed's actions were a response to the rapid decline in corporate profitability, the sharp reduction in capital spending, and the deterioration of personal equity wealth.

     As a result of rapidly declining short-term interest rates, the treasury yield curve became positively sloped with long Treasury maturities yielding higher than short Treasury maturities. Due to the decline in interest rates and corresponding rise in security prices, short-term maturities outperformed their longer-term counterparts, even after adjusting for the difference in maturity, as reflected in the yield curve chart below.

                          [U.S. TREASURY YIELD CHART]
     The Federal Reserve Bank's bold response to the weak economic data gave fixed-income market participants confidence in the near-term outlook for corporate credit risk. The yield difference between U.S. Treasuries and corporate bonds, which reached unusually wide levels at the end of 2000, declined during the first quarter of 2001. The drop in yield spreads implied that investors required relatively less risk premium for holding non-Treasury securities. The reduction in short-term rates may take several months to work its way through the economy, but investors are giving the Fed the benefit of the doubt in the meantime.

     Although corporate risk premiums have declined from their recent highs, the level is still greater than that reached during the financial meltdown of 1998, as the chart below demonstrates. The abnormally wide level exists due to uncertainty surrounding the state of the U.S. economy and to prospects for a substantial reduction in the amount of U.S. treasury debt outstanding.

                                 [SPREAD CHART]

     Within individual sectors of the fixed-income markets, corporate securities provided the highest total return followed by asset-backed and agency securities, as investors' demand for credit risk increased. Mortgage-backed securities suffered slightly from an increase in refinancing activity. Despite the declining interest rate environment, U.S. Treasuries provided the lowest total return (see table below) as investors shunned these securities for other higher yielding alternatives.

                                   TOTAL RETURNS
                                -------------------
                                   PERIODS ENDED
                                      4/30/01
                                -------------------
            SECTOR              6 MONTH    12 MONTH
            ------              -------    --------
US Treasury                      5.13%      10.91%
US Agency                        6.47%      12.94%
Mortgage Backed                  6.10%      12.72%
Corporate                        7.29%      13.04%
Asset Backed                     6.90%      12.81%
---------------------------------------------------
CREDIT RATING
Aaa                              7.13%      13.59%
Aa                               7.82%      14.23%
A                                7.38%      13.04%
Baa                              6.89%      12.25%

(source: Lehman Brothers)

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE HIGH YIELD BOND FUND(SM)
--------------------------------------------------------------------------------

     The High Yield Bond Fund's inception was December 29, 2000, resulting in only four months of performance during the semi-annual period ended April 30, 2001. The Fund's total return for the period was 3.70% for the Institutional Class, outperforming the Lipper High Current Yield Index return of 2.06%.

     The Fund was introduced at the end of 2000, a year in which fixed-income markets were mostly ignored by investors, possibly due to the lofty expectations of the equity markets. However, two Federal Reserve Bank cuts in short-term interest rates in January, at 0.50% each, and continued volatility in the equity markets contributed to an investor shift to high yield bonds in January and February. The Fund could not capture all of the upswing in the high yield market in January as it was still investing its initial capital.

     The rally slowed somewhat in March and April as the scope of future rate cuts and their effect on the economy came into question. Gains in the period reflected the overall rally in the high-yield bond market as the Fed lowered short-term interest rates four times within the four-month period.

     Consistent with the Fund's objective, the investment manager has gradually constructed a relatively high-quality portfolio of bonds deemed to be undervalued. In addition, the manager is limiting the Fund's exposure to any one industry or any one company, maintaining an average maturity of six years, and seeking below-average volatility.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Rogers Wireless, Incorporated, 9.625%, Due 5/1/2011    6.19%
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028      4.24%
France Telecom SA, 144A, 7.75%, Due 3/1/2011
        (Note A)                                       4.16%
SC International Services, Incorporated, 9.25%,
        Due 9/1/2007                                   3.76%
Unisys Corporation, 11.75%, Due 10/15/2004             3.38%
Day International Group, Incorporated, 11.125%,
        Due 6/1/2005                                   3.13%
FM 1993A Corporation (Jack in the Box), 9.75%,
        Due 11/1/2003                                  3.12%
AT&T Wireless Services, Incorporated, 144A, 7.875%,
        Due 3/1/2011 (Note A)                          3.08%
Flextronics International Limited, 9.875%,
        Due 7/1/2010                                   3.05%
Tricon Global Restaurants, Incorporated, 8.875%,
        Due 4/15/2011                                  3.05%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                              SSBI HIGH YIELD
                                     FUND     CASH PAY INDEX
                                    -------   ---------------
Average Credit Quality                Ba3         B-1
Weighted Average Duration           3.3 yrs     4.6 yrs
Weighted Average Coupon              8.7%        9.6%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE INTERMEDIATE BOND FUND (SM)
--------------------------------------------------------------------------------

     During the six-month period ended April 30, 2001, the Intermediate Bond Fund returned 6.20% for the AMR Class, 6.12% for the Institutional Class and 5.90% for the PlanAhead Class, as compared to the Lipper Intermediate Investment Grade Debt Fund Index return of 6.32% and the Lehman Brothers (LB) Aggregate Index return of 6.22%.

     The major themes during this period were rapidly declining short-term rates, improving corporate bond fundamentals, and accelerating home mortgage refinancing. Within the corporate sector, lower quality, BBB- rated bonds outperformed their higher-rated counterparts for the first time in the past year. The impetus for this trend was the belief that the Fed would provide enough support to pull the economy out of its slump.

     Improving fundamentals allowed corporates to produce the highest sector returns in the LB Aggregate Index during the period at 6.9%. Within the corporate sector, industrials and financials led the pack, as retailers and auto parts manufacturers were buoyed by the stimulative interest rate environment, while financial institutions benefited from the steepening yield curve. Towards the end of 2000, the Fund was underweighted in corporate bonds in response to initial signs of economic slowdown. However, this sector recovered rapidly, and the Fund's underweighting resulted in slight underperformance of its benchmark.

     Within the Treasury sector, the Fund's overweighted position detracted from relative performance as Treasuries produced the lowest returns of the major fixed-income sectors. Weakening economic fundamentals seemed to favor the safety of Treasury securities; however, investors were enticed by yields in other sectors. In addition, the Fund maintained a slightly longer average maturity in Treasury securities, which caused the Fund to underperform as the yield curve steepened.

     The Fund was slightly underweighted in mortgage-backed securities, which helped reduce exposure to the increase in mortgage prepayment activity. With the substantial decline in interest rates, homeowners refinanced into lower-rate mortgages, which put pressure on existing mortgage securities. Within the LB Aggregate Index, the second lowest total return during the period belonged to the mortgage-backed sector at 6.1%, behind U.S. Treasuries, which returned 5.0%.

     Going forward, we believe short-term interest rates are likely to remain low or decline further, while longer-term rates remain in their range. Slow economic growth has put a damper on corporate profitability; however, there are signs that the corporate sector may have reached bottom. We will continue to monitor the corporate sector for opportunities to potentially increase the Fund's exposure.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

United States Treasury Note, 6.75%, Due 5/15/2005      6.08%
United States Treasury Note, 5.75%, Due 8/15/2010      4.19%
Federal National Mortgage Association Pool #563569,
        7.00%, Due 12/1/2030                           3.48%
United States Treasury Note, 6.625%, Due 5/15/2007     2.82%
United States Treasury Note, 5.75%, Due 8/15/2003      2.50%
Federal Home Loan Mortgage Corporation, 6.25%,
        Due 7/15/2004                                  2.20%
United States Treasury Bond, 10.75%, Due 2/15/2003     2.17%
Federal National Mortgage Association, 6.625%,
        Due 9/15/2009                                  1.77%
United States Treasury Bond, 8.125%, Due 8/15/2019     1.58%
United States Treasury Bond, 6.125%, Due 11/15/2027    1.50%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                     LEHMAN
                                           FUND     AGGREGATE
                                          -------   ---------
Average Credit Quality                      Aa1       Aa1
Weighted Average Duration                 4.6 yrs   4.7 yrs
Weighted Average Coupon                    7.0%       7.0%

BOND SECTOR VS. LB AGGREGATE INDEX

                               FUND     LB AGGREGATE INDEX
                               -----    ------------------
Agency                          6.3%          10.6%
Asset Backed                    0.0%           1.9%
Corporates                     37.1%          25.2%
Mortgage Backed                27.7%          36.9%
Treasury                       28.9%          25.4%

PERFORMANCE OVERVIEW
AMERICAN AADVANTAGE SHORT-TERM BOND FUND(SM)
--------------------------------------------------------------------------------

     During the six-month fiscal period ended April 30, 2001, the Short-Term Bond Fund returned 5.32% for the AMR Class, 5.30% for the Institutional Class and 5.17% for the PlanAhead Class. Each class outperformed the Linked Lipper Investment Grade benchmark return of 5.01%.

     The fiscal period was rather dramatic for the short end of the yield curve. The Federal Reserve Bank lowered the Fed Funds rate by a total of 2.00%, (to 4.50%) in response to a dramatically slowing economy.

     Given these large interest rate moves, the Fund's longer weighted average maturity played the most important role in determining total returns during the six-month period. The Fund maintained its average maturity long of the benchmark in order to lock-in the higher rates that were available at the end of last year.

     Within the individual fixed-income sectors, corporate securities had the highest total return during the period. The Fed's aggressive action to support the economy made corporate bonds more attractive to investors for the additional yield premium available. Further, lower-rated corporate bonds outperformed higher-rated bonds, as investors became more comfortable with credit risk. The Fund maintained its overweighted position in corporate bonds, with concentrations primarily in the industrial and financial sectors. Cyclical industrial sectors improved in anticipation of accelerating economic growth at the end of 2000, while the finance sector benefited from the lower cost of short-term financing. As long as the outlook for yield premiums in corporate securities remains positive, the Fund will strive to maintain its overweighted position during the upcoming quarter.

     Overall, it appears the Fed is not satisfied with the pace of economic growth and will likely continue lowering interest rates during 2001. As long as these conditions prevail, the Fund's weighted average maturity will continue to be longer than the benchmark maturity. Economic activity reported during the second quarter will offer the first glimpse of how well the economy is responding to the Fed's activity. We will be monitoring the markets closely to find value in the new, lower interest rate environment.

TOP TEN HOLDINGS AS OF APRIL 30, 2001

Federal Home Loan Mortgage Corporation, 5.25%,
        Due 2/13/2004                                  7.14%
Federal Home Loan Mortgage Corporation, 6.50%,
        Due 11/15/2005                                 4.44%
Fort James Corporation, 8.375%, Due 11/15/2001         4.31%
Federal Home Loan Mortgage Corporation, 5.95%,
        Due 1/19/2006                                  3.92%
Occidental Petroleum Corporation, 6.75%,
        Due 11/15/2002                                 3.62%
FNMA, Pool #313430, 6.50%, Due 3/1/2012                3.17%
FHLMC Pool #E44213, 7.00%, Due 1/1/2008                2.96%
Ford Credit Auto Owner Trust, 7.07%, 4/15/2004         2.93%
FNMA, Pool #050952, 6.50%, Due 12/1/2008               2.75%
Union Oil Company of California, 6.375%,
        Due 2/1/2004                                   2.72%
Cendant Corporation, 7.75%, Due 12/1/2003              2.27%

PORTFOLIO STATISTICS AS OF APRIL 30, 2001

                                                      MERRILL
                                                       LYNCH
                                             FUND      1-3YR
                                            -------   -------
Average Credit Quality                        Aa3       Aaa
Weighted Average Duration                   2.2 yrs   1.8 yrs
Weighted Average Coupon                      6.6%      6.2%

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
COMMON STOCK - 100.20%
CONSUMER DISCRETIONARY - 14.47%
AUTO COMPONENTS - 0.10%
Johnson Controls, Incorporated....         300     $    22
                                                   -------
    TOTAL AUTO COMPONENTS.........                      22
                                                   -------
HOTELS, RESTAURANTS & LEISURE - 0.05%
Brinker International,
  Incorporated*...................         350          10
                                                   -------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE.....................                      10
                                                   -------
INTERNET & CATALOG RETAIL - 0.32%
Amazon.com, Incorporated*.........         400           6
Ebay, Incorporated*...............       1,200          61
                                                   -------
    TOTAL INTERNET & CATALOG
      RETAIL......................                      67
                                                   -------
MEDIA - 6.66%
AOL Time Warner, Incorporated*....      16,850         851
AT&T Corporation*.................       4,000          64
ComCast Corporation*..............         300          13
Gannett Incorporated..............         500          32
Gemstar TV Guide International,
  Incorporated*...................       3,400         141
General Motors Corporation*.......       1,400          30
Omnicom Group.....................         900          79
TMP Worldwide, Incorporated*......         200          10
Viacom, Incorporated*.............       3,636         189
                                                   -------
    TOTAL MEDIA...................                   1,409
                                                   -------
MULTILINE RETAIL - 3.14%
Federated Department Stores,
  Incorporated*...................       1,000          43
Kohl's Corporation*...............         700          43
May Department Stores Company.....         600          22
Neiman Marcus Group*..............         800          26
Sears Roebuck & Company...........       1,600          59
Target Corporation................       1,600          62
Wal-Mart Stores, Incorporated.....       7,900         409
                                                   -------
    TOTAL MULTILINE RETAIL........                     664
                                                   -------
SPECIALTY RETAIL - 3.67%
Abercrombie and Fitch
  Company*........................       1,500          50
American Eagle Outfitters,
  Incorporated*...................         300          11
Best Buy Company,
  Incorporated*...................         500          28
Home Depot, Incorporated..........       9,200         433
Intimate Brands, Incorporated.....       1,600          26
Limited, Incorporated.............       1,100          19
Lowes Companies, Incorporated.....         600          38
Payless ShoeSource,
  Incorporated....................         400          26
TJX Companies, Incorporated.......       2,200          69
Talbots, Incorporated.............       1,700          71
Tiffany & Company.................         200           6
                                                   -------
    TOTAL SPECIALTY RETAIL........                     777
                                                   -------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
TEXTILES & APPAREL - 0.53%
Jones Apparel Group,
  Incorporated*...................       2,400     $    95
Nike, Incorporated................         400          17
                                                   -------
    TOTAL TEXTILES &
      APPAREL.....................                     112
                                                   -------
    TOTAL CONSUMER
      DISCRETIONARY...............                   3,061
                                                   -------
CONSUMER STAPLES - 4.82%
BEVERAGES - 0.88%
Coca Cola Company.................       2,200         102
Pepsi Bottling Group,
  Incorporated....................       2,100          84
                                                   -------
    TOTAL BEVERAGES...............                     186
                                                   -------
FOOD & DRUG RETAILING - 1.91%
CVS Corporation...................       2,100         124
Kroger Company*...................       1,300          29
Safeway, Incorporated*............       1,000          54
Sysco Corporation.................       2,900          82
Walgreen Company..................       2,700         115
                                                   -------
    TOTAL FOOD & DRUG RETAILING...                     404
                                                   -------
FOOD PRODUCTS - 0.41%
Quaker Oats Company...............         900          87
                                                   -------
    TOTAL FOOD PRODUCTS...........                      87
                                                   -------
HOUSEHOLD PRODUCTS - 0.13%
Colgate Palmolive Company.........         500          28
                                                   -------
    TOTAL HOUSEHOLD PRODUCTS......                      28
                                                   -------
PERSONAL PRODUCTS - 0.66%
Avon Products, Incorporated.......         500          21
Gillette Company..................       1,500          43
Estee Lauder Companies,
  Incorporated....................       1,900          76
                                                   -------
    TOTAL PERSONAL PRODUCTS.......                     140
                                                   -------
TOBACCO - 0.83%
Philip Morris Companies,
  Incorporated....................       3,500         175
                                                   -------
    TOTAL TOBACCO.................                     175
                                                   -------
    TOTAL CONSUMER
      STAPLES.....................                   1,020
                                                   -------
ENERGY - 1.51%
ENERGY EQUIPMENT & SERVICES - 0.72%
Baker Hughes, Incorporated........         100           4
Cooper Cameron Corporation*.......         600          38
Diamond Offshore Drilling,
  Incorporated....................         100           4
Enesco International
  Incorporated....................         100           4
Global Marine Incorporated*.......       1,900          55
Schlumberger Limited..............         600          40

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Smith International,
  Incorporated*...................         100     $     8
                                                   -------
    TOTAL ENERGY EQUIPMENT &
      SERVICES....................                     153
                                                   -------
OIL & GAS - 0.79%
Chevron Corporation...............         400          39
Kerr McGee Corporation............       1,100          79
Texaco, Incorporated..............         700          51
                                                   -------
    TOTAL OIL & GAS...............                     169
                                                   -------
    TOTAL ENERGY..................                     322
                                                   -------
FINANCIALS - 2.70%
BANKS - 0.22%
Greater Bay Bancorp...............         500          14
Greenpoint Financial
  Corporation.....................         900          33
                                                   -------
    TOTAL BANKS...................                      47
                                                   -------
DIVERSIFIED FINANCIALS - 2.43%
Allied Capital Corporation........         100           2
Americredit Corporation*..........       1,000          46
CIT Group, Incorporated...........         200           7
Capital One Financial
  Corporation.....................       1,000          63
Countrywide Credit Industries,
  Incorporated....................         600          26
E Trade Group, Incorporated*......       3,500          33
Goldman Sachs Group,
  Incorporated....................         600          55
Lehman Brothers Holdings,
  Incorporated....................       1,400         102
Merrill Lynch & Company,
  Incorporated....................         500          31
Providian Financial Corporation...       1,100          59
SEI Investments Company...........         800          32
Charles Schwab Corporation........       2,300          46
TD Waterhouse Group,
  Incorporated*...................       1,200          13
                                                   -------
    TOTAL DIVERSIFIED
      FINANCIALS..................                     515
                                                   -------
INSURANCE - 0.02%
American General Corporation......         100           4
                                                   -------
    TOTAL INSURANCE...............                       4
                                                   -------
REAL ESTATE - 0.03%
General Growth Properties,
  Incorporated....................         200           7
                                                   -------
    TOTAL REAL ESTATE.............                       7
                                                   -------
    TOTAL FINANCIALS..............                     573
                                                   -------
HEALTH CARE - 21.20%
BIOTECHNOLOGY - 2.43%
Amgen, Incorporated*..............       6,500         397
Biogen, Incorporated*.............         100           7
Human Genome Sciences,
  Incorporated*...................       1,600         103
Millennium Pharmaceuticals*.......         200           7
                                                   -------
    TOTAL BIOTECHNOLOGY...........                     514
                                                   -------
HEALTH CARE EQUIPMENT & SUPPLIES - 1.51%
Applera Corporation...............       1,900          61
Bard C R, Incorporated............       1,600          70

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Becton Dickinson & Company........       1,300     $    42
Guidant Corporation*..............         500          21
Medtronic, Incorporated...........       2,700         120
St. Jude Medical, Incorporated*...         100           6
                                                   -------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES....................                     320
                                                   -------
HEALTH CARE PROVIDERS & SERVICES - 2.28%
Aetna, Incorporated*..............         400          11
Cardinal Health, Incorporated.....       2,900         196
Express Scripts, Incorporated*....         100           9
McKesson HBOC, Incorporated.......       2,200          68
Omnicare, Incorporated............         400           9
Oxford Health Plans,
  Incorporated*...................         300           9
Pacificare Health Systems*........         300          11
Tenet Healthcare Corporation*.....       1,600          71
Unitedhealth Group, Incorporated..       1,500          98
                                                   -------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES....................                     482
                                                   -------
PHARMACEUTICALS - 14.98%
Abbott Laboratories...............       2,100          97
Allergan, Incorporated............         900          68
Alza Corporation*.................       1,200          55
American Home Products
  Corporation.....................       5,700         329
Bristol-Myers Squibb Company......         700          39
Eli Lilly & Company...............       3,300         281
Forest Laboratories,
  Incorporated*...................       1,400          86
Ivax Corporation*.................       1,000          40
Johnson & Johnson.................       1,200         116
Merck & Company, Incorporated.....       6,000         456
Pfizer, Incorporated..............      28,300       1,225
Pharmacia Corporation.............       3,300         172
Schering Plough Corporation.......       5,300         204
                                                   -------
    TOTAL
      PHARMACEUTICALS.............                   3,168
                                                   -------
    TOTAL HEALTH CARE.............                   4,484
                                                   -------
INDUSTRIALS - 10.99%
AEROSPACE & DEFENSE - 0.25%
Honeywell International,
  Incorporated....................       1,100          54
                                                   -------
    TOTAL AEROSPACE & DEFENSE.....                      54
                                                   -------
COMMERCIAL SERVICES & SUPPLIES - 1.06%
Automatic Data Processing,
  Incorporated....................       1,500          81
Cendant Corporation*..............       2,800          50
Checkfree Corporation*............         200           8
Convergys Corporation*............         300          11
Getty Images, Incorporated*.......         400          10
Miller Herman, Incorporated.......         600          16
Paychex, Incorporated.............       1,200          41
Teletech Holdings,
  Incorporated*...................       1,100           8
                                                   -------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES....................                     225
                                                   -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
ELECTRICAL EQUIPMENT - 0.73%
Cooper Industries, Incorporated...         800     $    30
Molex, Incorporated...............       1,100          44
Plexus Corporation*...............         300           9
Power One, Incorporated*..........         100           2
Rockwell International
  Corporation.....................         100           5
Vishay Intertechnology,
  Incorporated*...................       2,600          65
                                                   -------
    TOTAL ELECTRICAL EQUIPMENT....                     155
                                                   -------
INDUSTRIAL CONGLOMERATES - 8.68%
General Electric Company..........      34,500       1,674
ITT Industries, Incorporated......         300          13
Tyco International, Ltd...........       2,800         149
                                                   -------
    TOTAL INDUSTRIAL
      CONGLOMERATES...............                   1,836
                                                   -------
MACHINERY - 0.03%
Danaher Corporation...............         100           6
                                                   -------
    TOTAL MACHINERY...............                       6
                                                   -------
ROAD & RAIL - 0.24%
C H Robinson Worldwide............       1,900          51
                                                   -------
    TOTAL ROAD & RAIL.............                      51
                                                   -------
    TOTAL INDUSTRIALS.............                   2,327
                                                   -------
INFORMATION TECHNOLOGY - 40.77%
COMMUNICATIONS EQUIPMENT - 7.62%
ADC Telecommunications,
  Incorporated*...................       2,800          21
Avaya, Incorporated*..............         593           9
Brocade Communications Systems,
  Incorporated*...................         500          19
Ciena Corporation*................       3,400         187
Cisco Systems, Incorporated*......      30,000         509
Comverse Technology,
  Incorporated*...................       2,000         137
Corning, Incorporated.............       3,700          81
Extreme Networks, Incorporated*...         100           3
JDS Uniphase Corporation*.........       2,600          56
Juniper Networks, Incorporated*...       1,800         106
L 3 Communications Holding
  Corporation*....................       1,200          93
Lucent Technologies,
  Incorporated....................       5,200          52
McData Corporation*...............         172           4
Motorola, Incorporated............         800          12
Qualcomm, Incorporated*...........       2,900         166
Redback Networks, Incorporated*...         300           6
Scientific Atlanta,
  Incorporated....................       1,000          58
Sycamore Networks,
  Incorporated*...................         300           3
Tellabs, Incorporated*............       2,400          84
3Com Corporation*.................         700           5
                                                   -------
    TOTAL COMMUNICATIONS
      EQUIPMENT...................                   1,611
                                                   -------
COMPUTERS & PERIPHERALS - 8.92%
Compaq Computer Corporation.......       2,400          42
Dell Computer Corporation*........       5,800         153

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
EMC Corporation*..................      11,900     $   471
International Business Machines
  Corporation.....................       6,900         794
NCR Corporation*..................       2,100          99
Network Appliance,
  Incorporated*...................         800          18
Palm, Incorporated*...............       1,100           9
Quantum Corporation*..............       1,900          22
Sun Microsystems, Incorporated*...      16,300         279
                                                   -------
    TOTAL COMPUTERS &
      PERIPHERALS.................                   1,887
                                                   -------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.99%
AVX Corporation...................         800          31
Agilent Technologies,
  Incorporated*...................       1,700          44
Avnet, Incorporated...............       2,000          51
Ingram Micro, Incorporated*.......       1,000          14
Jabil Circuit, Incorporated*......         400          12
Kemet Corporation*................       1,500          31
Rambus, Incorporated*.............         100           2
Sanmina Corporation*..............       2,000          58
Solectron Corporation*............       5,100         130
Tech Data Corporation*............         800          28
Waters Corporation*...............         400          21
                                                   -------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS.................                     422
                                                   -------
INTERNET SOFTWARE & SERVICES - 0.57%
Akamai Technologies,
  Incorporated*...................         100           1
Ariba, Incorporated*..............         400           3
Art Technology Group,
  Incorporated*...................         200           2
Broadvision, Incorporated*........         500           3
CMG Information Services,
  Incorporated*...................         400           1
Commerce One, Incorporated*.......         400           4
Doubleclick, Incorporated*........         200           2
Exodus Communications,
  Incorporated*...................       1,100          11
Homestore Company,
  Incorporated*...................         100           3
Infospace, Incorporated*..........         400           2
Kana Communications,
  Incorporated*...................         100          --
Versign, Incorporated*............       1,400          72
Verticalnet, Incorporated*........         100          --
Vignette Corporation*.............         300           2
WebMD Corporation*................         200           2
Yahoo, Incorporated*..............         600          12
                                                   -------
    TOTAL INTERNET SOFTWARE &
      SERVICES....................                     120
                                                   -------
IT CONSULTING & SERVICES - 0.58%
Affiliated Computer Services,
  Incorporated*...................         100           7
American Management Systems,
  Incorporated*...................         400           9
Electronic Data Systems
  Corporation.....................       1,500          97

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Sapient Corporation*..............         100     $     1
Titan Corporation*................         500           8
Vitria Technology,
  Incorporated*...................         100           1
                                                   -------
    TOTAL IT CONSULTING &
      SERVICES....................                     123
                                                   -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 10.42%
Advanced Micro Devices,
  Incorporated *..................       1,300          40
Altera Corporation*...............       1,600          40
Analog Devices, Incorporated*.....       1,400          66
Applied Materials,
  Incorporated*...................       6,500         355
Applied Micro Circuits
  Corporation*....................         300           6
Broadcom Corporation*.............         900          37
Integrated Device Technology*.....         400          16
Intel Corporation.................      25,600         791
KLA Tencor Corporation*...........         600          33
LSI Logic Corporation*............         300           6
Lattice Semiconductor
  Corporation*....................       1,200          30
Linear Technology Corporation.....       4,500         216
Maxim Integrated Products,
  Incorporated*...................       1,500          77
Micron Technology, Incorporated*..       2,600         118
PMC Sierra, Incorporated*.........       1,500          62
QLogic Corporation*...............         200           9
RF Micro Devices, Incorporated*...         200           6
Semtech Corporation...............       1,000          29
Silicon Storage Technology,
  Incorporated*...................         800           8
Teradyne, Incorporated*...........         300          12
Texas Instruments, Incorporated...       3,800         147
Vitesse Semiconductor
  Corporation*....................         300          10
Xilinx, Incorporated*.............       1,900          90
                                                   -------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS..................                   2,204
                                                   -------
SOFTWARE - 10.67%
Adobe Systems, Incorporated.......       2,000          90
Bea Systems, Incorporated*........       3,300         135
Citrix Systems, Incorporated*.....       2,400          68
DST Systems, Incorporated*........         900          44
E Piphany, Incorporated*..........         200           2
Electronic Arts...................         200          11
Imation Corporation*..............       1,200          28
Inktomi Corporation*..............         200           1
Internet Security Systems,
  Incorporated*...................         100           5
Intuit*...........................         300          10
I2 Technologies*..................         600          10
Macromedia, Incorporated*.........         200           5
Mentor Graphics Corporation.......       2,100          55
Mercury Interactive
  Corporation*....................         200          13
Microsoft Corporation*............      17,100       1,159
National Instruments
  Corporation*....................         800          28

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Network Associates,
  Incorporated*...................         100     $     1
Nvidia Corporation*...............         300          25
Openwave Systems, Incorporated*...         561          19
Oracle Corporation*...............      15,800         255
Parametric Technology
  Corporation*....................       1,000          11
Peoplesoft, Incorporated*.........         800          30
Peregrine Systems,
  Incorporated*...................       2,600          67
Portal Software, Incorporated*....         100           1
RSA Sec Incorporated*.............         150           5
Siebel Systems, Incorporated*.....       1,300          59
Sybase, Incorporated*.............       1,400          22
Synopsys, Incorporated*...........         200          11
Tibco Software, Incorporated*.....         200           2
Veritas Software Corporation*.....       1,400          84
                                                   -------
    TOTAL SOFTWARE................                   2,256
                                                   -------
    TOTAL INFORMATION
      TECHNOLOGY..................                   8,623
                                                   -------
MATERIALS - 0.06%
CHEMICALS - 0.03%
PPG Industries, Incorporated......         100           5
                                                   -------
    TOTAL CHEMICALS...............                       5
                                                   -------
CONTAINERS & PACKAGING - 0.03%
Smurfit Stone Container
  Corporation*....................         400           6
                                                   -------
    TOTAL CONTAINERS &
      PACKAGING...................                       6
                                                   -------
    TOTAL MATERIALS...............                      11
                                                   -------
TELECOMMUNICATION SERVICES - 2.66%
DIVERSIFIED TELECOMMUNICATION - 1.55%
BCE, Incorporated.................       2,500          62
Broadwing, Incorporated*..........         100           2
Global Crossing, Ltd.*............         900          11
Level 3 Communications,
  Incorporated*...................       2,100          30
Metromedia Fiber Network,
  Incorporated*...................         900           5
Qwest Communications
  International, Incorporated*....       2,300          94
Verizon Communications............       1,800          99
WorldCom, Incorporated*...........       1,300          24
XO Communications,
  Incorporated*...................         300           1
                                                   -------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION...........                     328
                                                   -------
WIRELESS TELECOMMUNICATION SERVICE - 1.11%
AT&T Wireless Group*..............       2,000          40
Nextel Communications,
  Incorporated*...................       1,400          23
Sprint Corporation*...............       2,600          67
United States Cellular
  Corporation*....................         800          53

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Voicestream Wireless
  Corporation*....................         500     $    53
                                                   -------
    TOTAL WIRELESS
      TELECOMMUNICATION SERVICE...                     236
                                                   -------
    TOTAL TELECOMMUNICATION
      SERVICES....................                     564
                                                   -------
UTILITIES - 1.02%
ELECTRIC UTILITIES - 0.62%
CMS Energy Corporation............         100           3
Calpine Corporation*..............         500          28
Cinergy Corporation...............         700          24
DTE Energy Company................         900          38
Entergy Corporation...............         700          28
Xcel Energy, Incorporated.........         300           9
                                                   -------
    TOTAL ELECTRIC UTILITIES......                     130
                                                   -------
MULTI-UTILITIES - 0.40%
Dynegy, Incorporated..............         800          46

                                      SHARES        VALUE
                                    -----------   ---------
                                    (DOLLARS IN THOUSANDS)
Enron Corporation.................         600     $    38
                                                   -------
    TOTAL MULTI-UTILITIES.........                      84
                                                   -------
    TOTAL UTILITIES...............                     214
                                                   -------
    TOTAL COMMON STOCK............                  21,199
                                                   -------
SHORT-TERM INVESTMENTS - 18.91%
American Select Cash Reserve
  Fund............................   3,997,368       3,997
                                                   -------
    TOTAL SHORT-TERM
      INVESTMENTS.................                   3,997
                                                   -------
    TOTAL INVESTMENTS - 119.11%
      (COST $29,233)..............                  25,196
                                                   -------
LIABILITIES, NET OF OTHER
  ASSETS - (19.11%)...............                  (4,043)
                                                   -------
TOTAL NET ASSETS - 100%...........                 $21,153
                                                   =======

---------------

Based on the cost of investments of $29,311 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $928 the aggregate gross unrealized depreciation was $5,043 and the net unrealized appreciation of investments was $4,115.

ABBREVIATIONS:

* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 80.76%
CABLE/MEDIA - 1.84%
Telemundo Holdings, Incorporated*, 11.50%, Due 8/15/2008....  $   1,250      $   897
                                                                             -------
    TOTAL CABLE/MEDIA.......................................                     897
                                                                             -------
CASINO/GAMING - 8.27%
Anchor Gaming, 9.875%, Due 10/15/2008.......................      1,250        1,328
Harveys Casino Resorts, 10.625%, Due 6/1/2006...............        825          875
Horseshoe Gaming, LLC, 9.375%, Due 6/15/2007................        800          834
Horseshoe Gaming, LLC, 8.625%, Due 5/15/2009................      1,000        1,002
                                                                             -------
    TOTAL CASINO/GAMING.....................................                   4,039
                                                                             -------
CONSUMER PRODUCTS - 6.39%
Bausch & Lomb, Incorporated, 7.125%, Due 8/1/2028...........      2,800        2,071
Elizabeth Arden, Incorporated, 144A, 11.75%, Due 2/1/2011
  (Note A)..................................................      1,000        1,052
                                                                             -------
    TOTAL CONSUMER PRODUCTS.................................                   3,123
                                                                             -------
ENERGY - 4.71%
AES Corporation, 144A, 8.875%, Due 2/15/2011 (Note A).......      1,250        1,256
Frontier Oil Corporation, 11.75%, Due 11/15/2009............      1,000        1,045
                                                                             -------
    TOTAL ENERGY............................................                   2,301
                                                                             -------
FOOD/RESTAURANT - 9.93%
FM 1993A Corporation (Jack in the Box), 9.75%, Due
  11/1/2003.................................................      1,500        1,524
SC International Services, Incorporated, 9.25%, Due
  9/1/2007..................................................      1,750        1,838
Tricon Global Restaurants, Incorporated, 8.875%, Due
  4/15/2011.................................................      1,500        1,489
                                                                             -------
    TOTAL FOOD/RESTAURANT...................................                   4,851
                                                                             -------
INDUSTRIAL - 10.77%
AAF McQuay, Incorporated, 8.875%, Due 2/15/2003.............      1,000          988
Day International Group, Incorporated, 11.125%, Due
  6/1/2005..................................................      1,500        1,532
Flowserve Corporation, 12.25%, Due 8/15/2010................      1,250        1,353
Hexcel Corporation, 9.75%, Due 1/15/2009....................        400          386
United Rentals North America, Incorporated, 144A, 10.75%,
  Due 4/15/2008 (Note A)....................................      1,000        1,006
                                                                             -------
    TOTAL INDUSTRIAL........................................                   5,265
                                                                             -------
MEDICAL/HEALTHCARE - 8.91%
Healthcare Realty Trust, Incorporated, 6.55%, Due
  3/14/2002.................................................        950          932
Hospital Corporation of America, Zero Coupon, Due
  6/1/2001*.................................................        750          746
ICN Pharmaceuticals, Incorporated, 9.25%, Due 8/15/2005.....        744          760
Omega Healthcare Investments, Incorporated, 6.95%, Due
  6/15/2002.................................................      1,250        1,058
Prime Medical Services, Incorporated, 8.75%, Due 4/1/2008...      1,000          860
                                                                             -------
    TOTAL MEDICAL/HEALTHCARE................................                   4,356
                                                                             -------
SATELLITE - 1.83%
CD Radio, Incorporated*, 15.00%, Due 12/1/2007..............        800          266
Orion Network Systems, Incorporated, 11.25%, Due
  1/15/2007.................................................      1,000          350
Orion Network Systems, Incorporated*, 12.50%, Due
  1/15/2007.................................................      1,000          280
                                                                             -------
    TOTAL SATELLITE.........................................                     896
                                                                             -------
TECHNOLOGY - 8.02%
Amkor Technology, Incorporated, 144A, 9.25%, Due 2/15/2008
  (Note A)..................................................      1,000          950
Flextronics International Limited, 9.875%, Due 7/1/2010.....      1,500        1,492
Lucent Technologies, Incorporated, 6.90%, Due 7/15/2001.....      1,500        1,478
                                                                             -------
    TOTAL TECHNOLOGY........................................                   3,920
                                                                             -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT        VALUE
                                                              ----------     --------
                                                              (DOLLARS IN THOUSANDS)
TELECOM - 9.30%
AT&T Wireless Services, Incorporated, 144A, 7.875%, Due
  3/1/2011 (Note A).........................................  $   1,500      $ 1,505
France Telecom SA, 144A, 7.75%, Due 3/1/2011 (Note A).......      2,000        2,032
Rogers Wireless, Incorporated, 9.625%, Due 5/1/2011.........      1,000        1,009
                                                                             -------
    TOTAL TELECOM...........................................                   4,546
                                                                             -------
OTHER CORPORATE BONDS - 10.79%
LNR Property Corporation, 10.50%, Due 1/15/2009.............      1,000        1,020
Pacer International, Incorporated, 11.75%, Due 6/1/2007.....        750          724
Pep Boys Manny, Moe & Jack, Zero Coupon, Due 9/20/2011*.....      2,000        1,247
Unisys Corporation, 11.75%, Due 10/15/2004..................      1,575        1,654
Venture Holdings, Incorporated, 9.50%, Due 7/1/2005.........      1,000          630
                                                                             -------
    TOTAL OTHER CORPORATE BONDS.............................                   5,275
                                                                             -------
    TOTAL CORPORATE BONDS...................................                  39,469
                                                                             -------

                                                               SHARES
                                                              ---------
PREFERRED STOCKS - 2.51%
Pegasus Satellite Communications, Incorporated*.............      1,250       1,225
                                                                            -------
    TOTAL PREFERRED STOCKS..................................                  1,225
                                                                            -------
SHORT TERM INVESTMENTS - 19.69%
American Select Cash Reserve Fund...........................  9,619,762       9,620
                                                                            -------
    TOTAL SHORT TERM INVESTMENTS............................                  9,620
                                                                            -------
    TOTAL INVESTMENTS - 102.96% (COST $49,830)..............                 50,314
                                                                            -------
LIABILITIES, NET OF OTHER ASSETS - (2.96%)..................                 (1,446)
                                                                            -------
TOTAL NET ASSETS - 100%.....................................                $48,868
                                                                            =======

---------------

Based on the cost of investments of $49,830 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $840, the aggregate gross unrealized depreciation was $356, and the net unrealized appreciation of investments was $484.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,801 or 16.0% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
SA - Company
* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                 LARGE CAP    SMALL CAP    INTERNATIONAL    EMERGING    INTERMEDIATE   SHORT-TERM
                                   BALANCED        VALUE        VALUE         EQUITY        MARKETS         BOND          BOND
                                  -----------   -----------   ----------   -------------   ----------   ------------   ----------
                                                        (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
ASSETS:
   Investment in Portfolio, at
     value......................  $   724,855   $   786,860   $   97,051    $ 1,089,020    $   23,150    $  117,492    $   69,411
   Receivable for fund shares
     sold.......................          598           213          847          2,317             1         1,296           576
   Receivable for expense
     reimbursement (Note 2).....            1            --           11             --            --            --            --
   Other Assets.................           --            --           --             --             4            10             5
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
       TOTAL ASSETS.............      725,454       787,073       97,909      1,091,337        23,155       118,798        69,992
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
LIABILITIES:
   Payable for fund shares
     redeemed...................          213            82           63          4,945            38           350             1
   Dividends payable............           --            --           --             --            --            --             1
   Management fees payable (Note
     2).........................           39             9            1            151            --            12             3
   Other liabilities............           57            78            4             82            --            15            22
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
       TOTAL LIABILITIES........          309           169           68          5,178            38           377            27
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
NET ASSETS......................  $   725,145   $   786,904   $   97,841    $ 1,086,159    $   23,117    $  118,421    $   69,965
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital..............  $   663,066   $   715,052   $   84,631    $   972,639    $   28,141    $  133,305    $   81,876
   Undistributed net investment
     income.....................        5,547         3,194          485         15,998            95             1            13
   Accumulated net realized gain
     (loss).....................      (11,150)      (20,581)       3,183         64,606        (2,513)      (15,261)      (12,303)
   Unrealized net appreciation
     (depreciation) of
     investments, futures
     contracts and foreign
     currency...................       67,682        89,239        9,542         32,916        (2,606)          376           379
                                  -----------   -----------   ----------    -----------    ----------    ----------    ----------
NET ASSETS......................  $   725,145   $   786,904   $   97,841    $ 1,086,159    $   23,117    $  118,421    $   69,965
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
Shares outstanding (no par
 value):
   Institutional Class..........   12,448,891       397,935      198,441     36,241,045       205,245     5,308,298       388,884
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   PlanAhead Class..............      949,752       971,821       48,960      6,385,969            --        17,190        92,505
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   AMR Class....................   45,037,948    48,114,008    7,985,219     23,427,382     2,779,381     6,624,523     6,973,495
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
Net asset value, offering and
 redemption price per share:
   Institutional Class..........  $     12.44   $     16.12   $    11.88    $     16.43    $     7.74    $    10.02    $     9.40
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   PlanAhead Class..............  $     12.25   $     15.58   $    11.87    $     16.23            --    $     9.86    $     9.40
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========
   AMR Class....................  $     12.40   $     15.91   $    11.88    $     16.52    $     7.75    $     9.82    $     9.38
                                  ===========   ===========   ==========    ===========    ==========    ==========    ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                              LARGE CAP    HIGH YIELD
                                                                GROWTH        BOND
                                                              ----------   ----------
ASSETS:
   Investments in securities at value*......................  $  25,196    $   50,314
   Cash, including foreign currency.........................         31            27
   Dividends and interest receivable........................          5            80
   Reclaims receivable......................................         --           857
   Receivable for investments sold..........................        406            --
   Receivable for fund shares sold..........................         31            --
   Receivable for expense reimbursement.....................         13            --
                                                              ----------   ----------
       TOTAL ASSETS.........................................     25,682        51,278
                                                              ----------   ----------
LIABILITIES:
   Payable for investments purchased........................        629         2,304
   Payable upon return of securities loaned.................      3,768            --
   Payable for fund shares redeemed.........................         80            --
   Management and investment advisory fees payable (Note
     2).....................................................         18            84
   Accrued organization costs...............................         --            22
   Other liabilities........................................         34            --
                                                              ----------   ----------
       TOTAL LIABILITIES....................................      4,529         2,410
                                                              ----------   ----------
NET ASSETS..................................................  $  21,153    $   48,868
                                                              ==========   ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital..........................................     27,606        48,449
   Accumulated undistributed investment income..............        (22)           --
   Accumulated net realized gain (loss).....................     (2,394)          (65)
   Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................     (4,037)          484
                                                              ----------   ----------
NET ASSETS..................................................  $  21,153    $   48,868
                                                              ==========   ==========
Shares outstanding (no par value):
   Institutional Class......................................        109     4,836,668
                                                              ==========   ==========
   AMR Class................................................  3,026,185           N/A
                                                              ==========   ==========
Net asset value, offering and redemption price per share:
   Institutional Class......................................  $    6.98    $    10.10
                                                              ==========   ==========
   AMR Class................................................  $    6.99           N/A
                                                              ==========   ==========
   * Cost of investments....................................     29,233        49,830

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Six months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                             LARGE CAP   SMALL CAP   INTERNATIONAL       EMERGING       INTERMEDIATE   SHORT-TERM
                                  BALANCED     VALUE       VALUE        EQUITY           MARKETS            BOND          BOND
                                  --------   ---------   ---------   -------------   ----------------   ------------   ----------
                                                                          (IN THOUSANDS)
INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO:
    Interest income.............  $10,094     $   985     $   333      $  1,639          $    41           $2,571        $2,118
    Dividend income (net of
      foreign taxes of $49, $93,
      $1,921, $4 and $1 in
      Balanced, Large Cap Value,
      International Equity,
      Emerging Markets and Small
      Cap Value Markets
      Portfolios,
      respectively).............    5,457       8,904         617         9,851              245               --            --
    Income derived from
      securities lending, net...       62          46          21           338               11               18            --
    Income derived from
      commission recapture......       13          36           4            90               --               --            --
    Portfolio expenses..........   (1,226)     (1,278)       (224)       (2,483)            (149)            (114)          (83)
                                  -------     -------     -------      --------          -------           ------        ------
        NET INVESTMENT INCOME
          ALLOCATED FROM
          PORTFOLIO.............   14,400       8,693         751         9,435              148            2,475         2,035
                                  -------     -------     -------      --------          -------           ------        ------
FUND EXPENSES:
    Administrative service fees
      (Note 2):
      Institutional Class.......      212           8           3           726                1               38             5
      PlanAhead Class...........       15          16           1           107               --               --             1
    Transfer agent fees:
      Institutional Class.......        6           2          --             7               --               --            --
      PlanAhead Class...........       --          --          --            26               --               --            --
      AMR Class.................        7          10           1            --                1               --             1
    Professional fees...........        8           8           2            17                8                1             1
    Registration fees and
      expenses..................       14          14          13            30               --                7            14
    Service Fees -- PlanAhead
      Class (Note 2)............       15          16           1           107               --               --             1
    Other expenses..............       24          23           4            48                2                1             3
                                  -------     -------     -------      --------          -------           ------        ------
        TOTAL FUND EXPENSES.....      301          97          25         1,068               12               47            26
                                  -------     -------     -------      --------          -------           ------        ------
NET INVESTMENT INCOME...........   14,099       8,596         726         8,367              136            2,428         2,009
                                  -------     -------     -------      --------          -------           ------        ------
REALIZED AND UNREALIZED GAIN
  (LOSS) ALLOCATED FROM
  PORTFOLIO:
    Net realized gain (loss) on
      investments, futures
      contracts and foreign
      currency transactions.....   (5,082)     (6,271)      3,019         9,578           (2,434)           1,040           101
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency translations.....   39,491      61,982      10,512       (20,465)           1,139              505         1,093
                                  -------     -------     -------      --------          -------           ------        ------
        NET GAIN (LOSS) ON
          INVESTMENTS...........   34,409      55,711      13,531       (10,887)          (1,295)           1,545         1,194
                                  -------     -------     -------      --------          -------           ------        ------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................  $48,508     $64,307     $14,257      $ (2,520)         $(1,159)          $3,973        $3,203
                                  =======     =======     =======      ========          =======           ======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF OPERATIONS
Six months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                              LARGE CAP   HIGH YIELD
                                                               GROWTH        BOND
                                                              ---------   ----------
INVESTMENT INCOME:
    Investment Income Allocated from the AMR Investment
     Services Large Cap Growth Portfolio....................   $    47      $   --
    Interest income.........................................         4       1,328
    Dividend income.........................................        17          --
    Income derived from securities lending, net.............         1          --
    Expenses Allocated from the AMR Investment Services
     Large Cap Growth Portfolio.............................       (45)         --
                                                               -------      ------
        TOTAL INVESTMENT INCOME.............................        24       1,328
                                                               -------      ------
EXPENSES:
    Management and investment advisory fees (Note 2)........        19          94
    Administrative service fees (Note 2)....................        --          43
    Transfer agent fees.....................................         1           1
    Custodian fees..........................................         1          13
    Professional fees.......................................        21           3
    Other expenses..........................................         4           3
                                                               -------      ------
                                                                    46         157
                                                               -------      ------
    Less fees waived (Note 2)...............................        22          27
                                                               -------      ------
        TOTAL EXPENSES......................................        24         130
                                                               -------      ------
NET INVESTMENT INCOME.......................................        --       1,198
                                                               -------      ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
    Investments.............................................      (995)        (65)
    Futures.................................................       (17)         --
Net realized gain/(loss) allocated from AMR Investments
  Large Cap Growth Portfolio................................    (1,192)         --
    Change in net unrealized appreciation or depreciation
     of:
        Investments.........................................     1,353         484
    Futures contracts.......................................        37          --
    Net change in unrealized gain/(loss) allocated from AMR
        Investments Large Cap Growth Portfolio..............    (4,561)         --
                                                               -------      ------
        NET GAIN (LOSS) ON INVESTMENTS......................    (5,375)        419
                                                               -------      ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................   $(5,375)     $1,617
                                                               =======      ======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      BALANCED                 LARGE CAP VALUE
                                                              -------------------------   -------------------------
                                                              SIX MONTHS                  SIX MONTHS
                                                                 ENDED                       ENDED
                                                               APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
                                                                 2001       OCTOBER 31,      2001       OCTOBER 31,
                                                              (UNAUDITED)      2000       (UNAUDITED)      2000
                                                              -----------   -----------   -----------   -----------
                                                                                 (IN THOUSANDS)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)............................  $   14,099    $   39,223     $   8,596    $    32,034
    Net realized gain (loss) on investments, futures,
      contracts and foreign currency transactions...........      (5,082)       (4,982)       (6,271)        14,998
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts and foreign currency
      translations..........................................      39,491           (67)       61,982        (41,741)
                                                              ----------    -----------    ---------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      48,508        34,174        64,307          5,291
                                                              ----------    -----------    ---------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................      (8,033)       (5,437)         (215)          (425)
      PlanAhead Class.......................................        (657)         (881)         (430)          (624)
      AMR Class.............................................     (30,807)      (34,604)      (28,979)       (36,251)
    Net realized gain on investments:
      Institutional Class...................................          --        (8,250)         (210)        (3,773)
      PlanAhead Class.......................................          --        (1,500)         (381)        (4,420)
      AMR Class.............................................          --       (49,148)      (22,595)      (209,116)
                                                              ----------    -----------    ---------    -----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (39,497)      (99,820)      (52,810)      (254,609)
                                                              ----------    -----------    ---------    -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................      40,502       254,914        31,163        157,081
    Reinvestment of dividends and distributions.............      39,419        99,537        52,727        252,788
    Cost of shares redeemed.................................    (161,350)     (494,499)      (64,695)      (853,831)
                                                              ----------    -----------    ---------    -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................     (81,429)     (139,998)       19,195       (443,962)
                                                              ----------    -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS.......................     (72,418)     (205,644)       30,692       (693,280)
                                                              ----------    -----------    ---------    -----------
NET ASSETS:
    Beginning of period.....................................     797,563     1,003,207       756,212      1,449,492
                                                              ----------    -----------    ---------    -----------
    END OF PERIOD*..........................................  $  725,145    $  797,563     $ 786,904    $   756,212
                                                              ==========    ===========    =========    ===========
    * Includes undistributed net investment income (loss)
      of....................................................  $    5,547    $   30,945     $   3,194    $    24,222
                                                              ==========    ===========    =========    ===========

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       SMALL CAP VALUE          INTERNATIONAL EQUITY          EMERGING MARKETS            INTERMEDIATE BOND
  -------------------------   -------------------------   -------------------------   -------------------------
  SIX MONTHS                  SIX MONTHS                  SIX MONTHS                  SIX MONTHS
     ENDED                       ENDED                       ENDED                       ENDED
   APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
     2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,
  (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
  -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                 (IN THOUSANDS)



   $    726      $   1,230    $    8,367    $   24,169     $    136      $     (9)     $   2,428     $   6,616


      3,019          1,205         9,578       135,724       (2,434)          (60)         1,040       (12,732)


     10,512          6,149       (20,465)     (111,744)       1,139        (3,745)           505         8,412
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------


     14,257          8,584        (2,520)       48,149       (1,159)       (3,814)         3,973         2,296
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------



        (36)           (10)       (7,034)       (9,596)          --            --           (896)       (3,735)

         (6)            --          (733)         (795)          --            --             (4)          (29)

     (1,259)          (476)       (6,171)      (11,730)         (41)           --         (1,527)       (2,852)


        (32)           (39)      (39,278)      (50,293)          --            --             --            --

         (6)            (1)       (5,340)       (5,090)          --            --             --            --

       (941)        (1,172)      (28,007)      (53,828)         (19)           --             --            --
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------

     (2,280)        (1,698)      (86,563)     (131,332)         (60)           --         (2,427)       (6,616)
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------


     37,132         34,995       440,025     1,443,349        9,348        22,330         87,558        45,159

      2,280          1,698        82,222       124,734           60            --          2,437         6,547

     (9,658)       (54,322)     (448,883)   (1,648,140)      (2,381)       (1,207)       (13,892)     (260,032)
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------


     29,754        (17,629)       73,364       (80,057)       7,027        21,123         76,103      (208,326)
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------

     41,731        (10,743)      (15,719)     (163,240)       5,808        17,309         77,649      (212,646)
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------


     56,110         66,853     1,101,878     1,265,118       17,309            --         40,772       253,418
   --------      ---------    -----------   -----------    --------      --------      ---------     ---------

   $ 97,841      $  56,110    $1,086,159    $1,101,878     $ 23,117      $ 17,309      $ 118,421     $  40,772
   ========      =========    ===========   ===========    ========      ========      =========     =========


   $    485      $   1,060    $   15,998    $   21,569     $     95      $     --      $       1     $      --
   ========      =========    ===========   ===========    ========      ========      =========     =========

       SMALL        SHORT-TERM BOND
  -----------  -------------------------
  SIX MONTHS   SIX MONTHS
     ENDED        ENDED
   APRIL 30,    APRIL 30,    YEAR ENDED
     2001         2001       OCTOBER 31,
  (UNAUDITED)  (UNAUDITED)      2000
  -----------  -----------   -----------
                    (IN THOUSANDS)



   $    726     $  2,009      $   4,449


      3,019          101         (1,203)


     10,512        1,093            491
   --------     --------      ---------


     14,257        3,203          3,737
   --------     --------      ---------



        (36)        (116)          (297)

         (6)         (19)           (37)

     (1,259)      (1,876)        (4,115)


        (32)          --             --

         (6)          --             --

       (941)          --             --
   --------     --------      ---------

     (2,280)      (2,011)        (4,449)
   --------     --------      ---------


     37,132       15,113         16,024

      2,280        1,982          4,328

     (9,658)      (9,212)       (32,189)
   --------     --------      ---------


     29,754        7,883        (11,837)
   --------     --------      ---------

     41,731        9,075        (12,549)
   --------     --------      ---------


     56,110       60,890         73,439
   --------     --------      ---------

   $ 97,841     $ 69,965      $  60,890
   ========     ========      =========


   $    485     $     13      $      15
   ========     ========      =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     LARGE CAP GROWTH           HIGH YIELD BOND
                                                              ------------------------------   -----------------
                                                              SIX MONTHS ENDED                   DECEMBER 29,
                                                                 APRIL 30,       JULY 31 TO    2000 TO APRIL 30,
                                                                    2001         OCTOBER 31,         2001
                                                                (UNAUDITED)         2000          (UNAUDITED)
                                                              ----------------   -----------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................      $    --          $    11          $ 1,198
    Net realized gain (loss) on investments, futures, and
      foreign currency transactions.........................       (2,204)            (190)             (65)
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................       (3,171)            (866)             484
                                                                  -------          -------          -------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................       (5,375)          (1,045)           1,617
                                                                  -------          -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................           --               --           (1,198)
      AMR Class.............................................          (33)              --               --
    Net realized gain on investments:
      Institutional Class...................................           --               --               --
      AMR Class.............................................           --               --               --
                                                                  -------          -------          -------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................          (33)              --           (1,198)
                                                                  -------          -------          -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       10,463           25,502           50,294
    Reinvestment of dividends and distributions.............           33               --            1,198
    Cost of shares redeemed.................................       (3,441)          (4,951)          (3,043)
                                                                  -------          -------          -------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................        7,055           20,551           48,449
                                                                  -------          -------          -------
NET INCREASE (DECREASE) IN NET ASSETS.......................        1,647           19,506           48,868
                                                                  -------          -------          -------
NET ASSETS:
    Beginning of period.....................................       19,506               --               --
                                                                  -------          -------          -------
    END OF PERIOD*..........................................      $21,153          $19,506          $48,868
                                                                  =======          =======          =======
    * Includes undistributed net investment income of.......      $   (22)         $    11          $    --
                                                                  =======          =======          =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American AAdvantage Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Intermediate Bond Fund, and the American AAdvantage Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     Each Fund, other than the High Yield Bond Fund, has multiple classes of shares. Differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Each Fund, other than the Large Cap Growth and the High Yield Bond Funds, invests all of its investable assets in the corresponding portfolio of the AMR Investment Services Trust, an open-ended diversified management investment company. Each AMR Investment Services Portfolio (each a "Portfolio" and collectively the "Portfolios") has the same investment objectives as its corresponding Fund. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio.

                                                                                              % OF PORTFOLIO
                                                                                             HELD BY FUND AT
AMERICAN AADVANTAGE:        AMR INVESTMENT SERVICES TRUST:                                    APRIL 30, 2001
--------------------        ------------------------------                                   ----------------
Balanced Fund               Balanced Portfolio.......................................             99.66%
Large Cap Value Fund        Large Cap Value Portfolio................................             99.28%
Small Cap Value Fund        Small Cap Value Portfolio................................             99.84%
International Equity Fund   International Equity Portfolio...........................             94.16%
Emerging Markets Fund       Emerging Markets Portfolio...............................             99.99%
Intermediate Bond Fund      Intermediate Bond Portfolio..............................             99.87%
Short-Term Bond Fund        Short-Term Bond Portfolio................................             98.49%

     The financial statements of the Portfolios, including Notes to the Financial Statements, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The Notes to Financial Statements of the Portfolios include a discussion of investment valuation, security transactions and investment income, the Management Agreement and securities lending.

     Prior to March 1, 2001, the Large Cap Growth Fund invested all of its investable assets in the AMR Investment Services Large Cap Growth Portfolio. On March 1, 2001, the Large Cap Growth Fund withdrew its interest in the Large Cap Growth Portfolio. The Fund received a distribution of cash and securities from the Portfolio with a market value equal to the Fund's investment in the Portfolio at the close of business on February 28, 2001, which totaled approximately $18,005,000.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

     The following is a summary of the significant accounting policies followed by the Funds.

  Valuation of Investments

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

     Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     The Large Cap Growth Fund may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

  Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of each Portfolio is allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Small Cap Value, International Equity and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly.
--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

Distributions, if any, of net realized capital gains normally will be paid annually after the close of the fiscal year in which realized.

     Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

  Federal Income and Excise Taxes

     It is the policy of each of the Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required. At April 30, 2001, capital loss carryforward positions for federal income tax purposes were as follows:

FUND                                                            AMOUNT       EXPIRES
----                                                          -----------   ---------
Large Cap Growth............................................  $   104,000     2008
Intermediate Bond...........................................   16,273,000   2007-2008
Short-Term Bond.............................................   12,408,000   2001-2008

  Expenses

     Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses directly attributable to a class of shares are charged to that class. Expenses incurred by the Trust with respect to any two or more of the Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be made fairly. Each share of each Fund, regardless of class, bears equally those expenses that are allocated to the Fund as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have not adopted this pronouncement. The Funds expect that the impact of the adoption of this principle will not be material to the Financial Statements.

2. TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Emerging Markets, Intermediate Bond and Short-Term Bond Funds are invested in the corresponding Portfolio of the AMR Investment Services Trust. Management Fees paid by the Portfolios are discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Investment assets of the Large Cap Growth and High Yield Bond Funds are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Large Cap Growth Fund and the High Yield Bond Fund an annualized fee equal to .10% of the average daily net assets plus

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the period were as follows (dollars in thousands):

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Large Cap Growth Fund..............................  .45%-.70%       $19             $10             $ 9
High Yield Bond Fund...............................       .55%        94              80              14

     During the period ended April 30, 2001, management fees waived were as follows (in thousands):

                                                              WAIVED BY
                                                              INVESTMENT   WAIVED BY
                                                               ADVISER      MANAGER
                                                              ----------   ----------
Large Cap Growth Fund.......................................    $   0        $   9
High Yield Bond Fund........................................    $13.5        $13.5

  Administrative Service Agreement

     The Manager and the Trust entered into an Administrative Service Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of
 .25% of the average daily net assets of the Institutional and PlanAhead Classes of each of the Funds.

  Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the plan authorizes the fees received by the Manager and the investment advisers hired by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

  Services Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

  Investment in Affiliated Funds

     The Large Cap Growth Fund and the High Yield Bond Fund may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), and open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

value of this free airline travel. For the six months ended April 30, 2001, the cost of air transportation was not material to any of the Portfolios.

  Reimbursement of Expenses

     In addition to waiving management fees, the Manager reimbursed expenses totaling $13,000 for the Large Cap Growth Fund for the period ending April 30, 2001.

3. INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2001 (excluding short-term investments) are as follows (in thousands):

                                                              LARGE CAP   HIGH YIELD
                                                               GROWTH        BOND
                                                                FUND         FUND
                                                              ---------   ----------
Purchases...................................................   $13,672     $60,271
Proceeds from sales.........................................   $ 6,267     $18,193

4. SECURITIES LENDING

     The Large Cap Growth Fund participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Fund receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Fund. At April 30, 2001, the Fund had securities on loan as follows:

                                           MARKET VALUE OF
                  FUND                    SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
                  ----                    ------------------   -------------------   ---------------
Large Cap Growth........................      $3,727,222             $6,052            $3,767,721

     The Custodian for the Fund invested the cash collateral in the Reserve
Fund.

     The Manager serves as Trustee and as investment adviser to the Reserve Fund. The Manager receives from the Reserve Fund annualized fees equal to 0.10% of the average daily net assets.

5. FUTURES CONTRACTS

     A Summary of obligations under these financial instruments at April 30, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                       MARKET    APPRECIATION/
TYPE OF FUTURE                                                EXPIRATION   CONTRACTS    VALUE    (DEPRECIATION)
--------------                                                ----------   ---------   -------   --------------
LARGE CAP GROWTH FUND:
  S&P 500 Index.............................................  Jun. 2001        1       $62,715       $(918)

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (in thousands):

Six Months Ended April 30, 2001

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
               BALANCED FUND                    SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
               -------------                    -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        335    $   4,071      321     $   3,858      2,683    $  32,573
Reinvestment of dividends...................        680        7,958       57           655      2,640       30,806
Shares redeemed.............................     (9,823)    (119,276)    (392)       (4,705)    (3,077)     (37,369)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in shares
  outstanding...............................     (8,808)   $(107,247)     (14)    $    (192)     2,246    $  26,010
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
            LARGE CAP VALUE FUND                SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
            --------------------                -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        401    $   6,227      255     $   3,861      1,372    $  21,075
Reinvestment of dividends...................         23          345       57           808      3,535       51,574
Shares redeemed.............................       (506)      (7,861)     (87)       (1,299)    (3,606)     (55,535)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in shares
  outstanding...............................        (82)   $  (1,289)     225     $   3,370      1,301    $  17,114
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
           LARGE CAP GROWTH FUND                SHARES      AMOUNT      SHARES     AMOUNT
           ---------------------                -------    ---------    ------    ---------
Shares sold.................................          0    $       0    1,431     $  10,463
Reinvestment of dividends...................          0            0        4            33
Shares redeemed.............................          0            0     (452)       (3,441)
                                                -------    ---------    ------    ---------
Net increase in shares outstanding..........          0    $       0      983     $   7,055
                                                =======    =========    ======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
            SMALL CAP VALUE FUND                SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
            --------------------                -------    ---------    ------    ---------    -------    ---------
Shares sold.................................          0    $       0      113     $   1,282      3,210    $  35,849
Reinvestment of dividends...................          7           68        1            13        224        2,200
Shares redeemed.............................         (2)         (25)    (109)       (1,236)      (768)      (8,397)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase in shares outstanding..........          5    $      43        5     $      59      2,666    $  29,652
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
         INTERNATIONAL EQUITY FUND              SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
         -------------------------              -------    ---------    ------    ---------    -------    ---------
Shares sold.................................     14,464    $ 244,133    10,649    $ 174,673      1,265    $  21,219
Reinvestment of dividends...................      2,538       42,101      362         5,943      2,051       34,178
Shares redeemed.............................    (13,504)    (229,597)   (9,460)    (157,251)    (3,599)     (62,035)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in shares
  outstanding...............................      3,498    $  56,637    1,551     $  23,365       (283)   $  (6,638)
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
           EMERGING MARKETS FUND                SHARES      AMOUNT      SHARES     AMOUNT
           ---------------------                -------    ---------    ------    ---------
Shares sold.................................        205    $   1,588      967     $   7,760
Reinvestment of dividends...................          0            0        8            60
Shares redeemed.............................          0            0     (312)       (2,381)
                                                -------    ---------    ------    ---------
Net increase in shares outstanding..........        205    $   1,588      663     $   5,439
                                                =======    =========    ======    =========

                                                INSTITUTIONAL CLASS
                                                --------------------
            HIGH YIELD BOND FUND                SHARES      AMOUNT
            --------------------                -------    ---------
Shares sold.................................      5,018    $  50,294
Reinvestment of dividends...................        119        1,198
Shares redeemed.............................       (300)      (3,043)
                                                -------    ---------
Net increase in shares outstanding..........      4,837    $  48,449
                                                =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
           INTERMEDIATE BOND FUND               SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
           ----------------------               -------    ---------    ------    ---------    -------    ---------
Shares sold.................................      5,438    $  54,056       83     $     828      3,313    $  32,674
Reinvestment of dividends...................         89          896        0             4        156        1,537
Shares redeemed.............................       (231)      (2,321)     (77)         (764)    (1,100)     (10,807)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase in shares outstanding..........      5,296    $  52,631        6     $      68      2,369    $  23,404
                                                =======    =========    ======    =========    =======    =========

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
            SHORT-TERM BOND FUND                SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
            --------------------                -------    ---------    ------    ---------    -------    ---------
Shares sold.................................        272    $   2,535       86     $     807      1,255    $  11,771
Reinvestment of dividends...................          8           77        2            18        202        1,887
Shares redeemed.............................       (292)      (2,720)     (48)         (455)      (650)      (6,037)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in shares
  outstanding...............................        (12)   $    (108)      40     $     370        807    $   7,621
                                                =======    =========    ======    =========    =======    =========

Year Ended October 31, 2000

                                                INSTITUTIONAL CLASS       PLANAHEAD CLASS           AMR CLASS
                                                --------------------    -------------------    --------------------
               BALANCED FUND                    SHARES      AMOUNT      SHARES     AMOUNT      SHARES      AMOUNT
               -------------                    -------    ---------    ------    ---------    -------    ---------
Shares sold.................................     16,331    $ 187,833      558     $   6,707      5,170    $  60,374
Reinvestment of dividends...................      1,200       13,533      202         2,252      7,445       83,752
Shares redeemed.............................     (6,996)     (79,591)   (1,574)     (17,944)   (34,423)    (396,914)
                                                -------    ---------    ------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding...............................     10,535    $ 121,775     (814)    $  (8,985)   (21,808)   $(252,788)
                                                =======    =========    ======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           LARGE CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................      6,096    $  87,689      1,013    $  16,422      3,612    $  52,970
Reinvestment of dividends..................        221        3,155        307        4,265     17,304      245,368
Shares redeemed............................     (8,247)    (124,677)    (1,664)     (24,306)   (47,844)    (704,848)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................     (1,930)   $ (33,833)      (344)   $  (3,619)   (26,928)   $(406,510)
                                               =======    =========    =======    =========    =======    =========

                                                INSTITUTIONAL CLASS          AMR CLASS
                                                --------------------    -------------------
           LARGE CAP GROWTH FUND                SHARES      AMOUNT      SHARES     AMOUNT
           ---------------------                -------    ---------    ------    ---------
Shares sold.................................         --    $       1    2,533     $  25,501
Reinvestment of dividends...................         --           --       --            --
Shares redeemed.............................         --           --     (490)       (4,951)
                                                -------    ---------    ------    ---------
Net increase (decrease) in capital shares
  outstanding...............................         --    $       1    2,043     $  20,550
                                                =======    =========    ======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SMALL CAP VALUE FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        502    $   4,405        119    $   1,096      3,192    $  29,494
Reinvestment of dividends..................          6           49         --            2        186        1,647
Shares redeemed............................       (547)      (4,916)       (84)        (760)    (5,183)     (48,646)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................        (39)   $    (462)        35    $     338     (1,805)   $ (17,505)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
         INTERNATIONAL EQUITY FUND             SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
         -------------------------             -------    ---------    -------    ---------    -------    ---------
Shares sold................................     43,080    $ 811,615     24,349    $ 450,730      9,406    $ 181,004
Reinvestment of dividends..................      2,845       53,490        306        5,685      3,474       65,559
Shares redeemed............................    (44,277)    (837,922)   (22,989)    (428,508)   (20,132)    (381,710)
                                               -------    ---------    -------    ---------    -------    ---------
Net increase (decrease) in capital shares
  outstanding..............................      1,648    $  27,183      1,666    $  27,907     (7,252)   $(135,147)
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                               INSTITUTIONAL CLASS          AMR CLASS
                                               --------------------    --------------------
           EMERGING MARKETS FUND               SHARES      AMOUNT      SHARES      AMOUNT
           ---------------------               -------    ---------    -------    ---------
Shares sold................................         --    $       1      2,244    $  22,329
Reinvestment of dividends..................         --           --         --           --
Shares redeemed............................         --           --       (128)      (1,207)
                                               -------    ---------    -------    ---------
Net increase in capital shares
  outstanding..............................         --    $       1      2,116    $  21,122
                                               =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
          INTERMEDIATE BOND FUND               SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
          ----------------------               -------    ---------    -------    ---------    -------    ---------
Shares sold................................      2,036    $  19,268         32    $     304      2,711    $  25,587
Reinvestment of dividends..................        391        3,687          3           30        300        2,830
Shares redeemed............................    (23,835)    (224,086)      (185)      (1,745)    (3,627)     (34,201)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................    (21,408)   $(201,131)      (150)   $  (1,411)      (616)   $  (5,784)
                                               =======    =========    =======    =========    =======    =========

                                               INSTITUTIONAL CLASS       PLANAHEAD CLASS            AMR CLASS
                                               --------------------    --------------------    --------------------
           SHORT-TERM BOND FUND                SHARES      AMOUNT      SHARES      AMOUNT      SHARES      AMOUNT
           --------------------                -------    ---------    -------    ---------    -------    ---------
Shares sold................................        566    $   5,199        154    $   1,425      1,023    $   9,400
Reinvestment of dividends..................         20          182          3           31        449        4,115
Shares redeemed............................       (726)      (6,674)      (281)      (2,594)    (2,495)     (22,921)
                                               -------    ---------    -------    ---------    -------    ---------
Net decrease in capital shares
  outstanding..............................       (140)   $  (1,293)      (124)   $  (1,138)    (1,023)   $  (9,406)
                                               =======    =========    =======    =========    =======    =========

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                     INSTITUTIONAL CLASS
                                                             --------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED
                                                              APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                               2001(A)     ------------------------------------------------------
                                                             (UNAUDITED)   2000(A E)   1999(A)    1998(A)    1997(A)    1996(A B)
                                                             -----------   ---------   --------   --------   --------   ---------
Net asset value, beginning of period.......................   $  12.27     $  13.01    $  14.56   $  16.18   $  15.14   $  13.95
                                                              --------     --------    --------   --------   --------   --------
Income from investment operations:
   Net investment income(D)................................       0.30         0.58        0.50       0.51       0.63       0.59
   Net gains (losses) on securities (both realized and
     unrealized)(D)........................................       0.55        (0.03)      (0.39)      0.76       2.16       1.61
                                                              --------     --------    --------   --------   --------   --------
Total from investment operations...........................       0.85         0.55        0.11       1.27       2.79       2.20
                                                              --------     --------    --------   --------   --------   --------
Less distributions:
   Dividends from net investment income....................      (0.68)       (0.51)      (0.49)     (0.63)     (0.59)     (0.57)
   Distributions from net realized gains on securities.....         --        (0.78)      (1.17)     (2.26)     (1.16)     (0.44)
                                                              --------     --------    --------   --------   --------   --------
Total distributions........................................      (0.68)       (1.29)      (1.66)     (2.89)     (1.75)     (1.01)
                                                              --------     --------    --------   --------   --------   --------
Net asset value, end of period.............................   $  12.44     $  12.27    $  13.01   $  14.56   $  16.18   $  15.14
                                                              ========     ========    ========   ========   ========   ========
Total return...............................................      7.26%        5.13%       0.53%      9.04%     20.04%     16.46%
                                                              ========     ========    ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands)................   $154,830     $260,880    $139,519   $145,591   $148,176   $298,009
   Ratios to average net assets (annualized):
       Expenses(D).........................................      0.60%        0.61%       0.59%      0.59%      0.60%      0.62%
       Net investment income(D)............................      3.74%        4.39%       3.55%      3.54%      3.88%      4.00%
   Portfolio turnover rate(C)..............................        57%         121%         90%        87%       105%        76%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Balanced Fund on April 1, 1996.

(C) The American AAdvantage Balanced Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rates is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio.

(E) GSB Investment Management, Inc. was removed as an investment adviser to the Balanced Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                          PLANAHEAD CLASS                                        AMR CLASS
 -----------------------------------------------------------------   ----------------------------------
 SIX MONTHS                                                          SIX MONTHS
    ENDED                                                               ENDED
  APRIL 30,                  YEAR ENDED OCTOBER 31,                   APRIL 30,    YEAR ENDED OCTOBER 31,
   2001(A)     ---------------------------------------------------     2001(A)     --------------------
 (UNAUDITED)   2000(A E)   1999(A)   1998(A)   1997(A)   1996(A B)   (UNAUDITED)   2000(A E)   1999(A)
 -----------   ---------   -------   -------   -------   ---------   -----------   ---------   --------

   $ 12.08      $ 12.79    $ 14.35   $ 16.03   $ 15.03    $ 13.90     $  12.27     $  13.02    $  14.57
   -------      -------    -------   -------   -------    -------     --------     --------    --------


      0.31         0.53       0.44      0.47      0.63       0.57         0.34         0.61        0.54


      0.51           --      (0.39)     0.75      2.10       1.56         0.51        (0.03)      (0.39)
   -------      -------    -------   -------   -------    -------     --------     --------    --------

      0.82         0.53       0.05      1.22      2.73       2.13         0.85         0.58        0.15
   -------      -------    -------   -------   -------    -------     --------     --------    --------


     (0.65)       (0.46)     (0.44)    (0.64)    (0.57)     (0.56)       (0.72)       (0.55)      (0.53)

        --        (0.78)     (1.17)    (2.26)    (1.16)     (0.44)          --        (0.78)      (1.17)
   -------      -------    -------   -------   -------    -------     --------     --------    --------

     (0.65)       (1.24)     (1.61)    (2.90)    (1.73)     (1.00)       (0.72)       (1.33)      (1.70)
   -------      -------    -------   -------   -------    -------     --------     --------    --------

   $ 12.25      $ 12.08    $ 12.79   $ 14.35   $ 16.03    $ 15.03     $  12.40     $  12.27    $  13.02
   =======      =======    =======   =======   =======    =======     ========     ========    ========

     7.08%        4.88%      0.22%     8.73%    19.75%     16.01%        7.32%        5.37%       0.83%
   =======      =======    =======   =======   =======    =======     ========     ========    ========


   $11,636      $11,643    $22,753   $40,717   $34,354    $18,000     $558,679     $525,040    $840,935


     0.85%        0.90%      0.90%     0.89%     0.90%      0.97%        0.36%        0.35%       0.34%

     3.57%        4.01%      3.21%     3.23%     3.52%      3.64%        4.00%        4.54%       3.81%

       57%         121%        90%       87%      105%        76%          57%         121%         90%

                         AMR CLASS
 -----------  -------------------------------
 SIX MONTHS
    ENDED
  APRIL 30,     YEAR ENDED OCTOBER 31,
   2001(A)    -------------------------------
 (UNAUDITED)  1998(A)    1997(A)    1996(A B)
 -----------  --------   --------   ---------

   $ 12.08    $  16.23   $  15.18   $  13.98
   -------    --------   --------   --------


      0.31        0.55       0.70       0.63


      0.51        0.76       2.13       1.61
   -------    --------   --------   --------

      0.82        1.31       2.83       2.24
   -------    --------   --------   --------


     (0.65)      (0.71)     (0.62)     (0.60)

        --       (2.26)     (1.16)     (0.44)
   -------    --------   --------   --------

     (0.65)      (2.97)     (1.78)     (1.04)
   -------    --------   --------   --------

   $ 12.25    $  14.57   $  16.23   $  15.18
   =======    ========   ========   ========

     7.08%       9.34%     20.36%     16.77%
   =======    ========   ========   ========


   $11,636    $886,908   $769,289   $576,673


     0.85%       0.33%      0.34%      0.37%

     3.57%       3.79%      4.09%      4.26%

       57%         87%       105%        76%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                             INSTITUTIONAL CLASS
                                                    ---------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     APRIL 30,                    YEAR ENDED OCTOBER 31,
                                                      2001(A)     -------------------------------------------------------
                                                    (UNAUDITED)   2000(A F)   1999(A E)   1998(A)    1997(A)    1996(A B)
                                                    -----------   ---------   ---------   --------   --------   ---------
Net asset value, beginning of period..............   $  15.83      $ 18.69     $ 20.93    $  21.63   $  18.50    $ 15.91
                                                     --------      -------     -------    --------   --------    -------
Income from investment operations:
   Net investment income(D).......................       0.16         0.47        0.38        0.40       0.42       0.42
   Net gains (losses) on securities (both realized
     and unrealized)(D)...........................       1.12         0.06        0.04        0.89       4.43       3.15
                                                     --------      -------     -------    --------   --------    -------
Total from investment operations..................       1.28         0.53        0.42        1.29       4.85       3.57
                                                     --------      -------     -------    --------   --------    -------
Less distributions:
   Dividends from net investment income...........      (0.50)       (0.34)      (0.40)      (0.41)     (0.41)     (0.41)
   Distributions from net realized gains on
     securities...................................      (0.49)       (3.05)      (2.26)      (1.58)     (1.31)     (0.57)
                                                     --------      -------     -------    --------   --------    -------
Total distributions...............................      (0.99)       (3.39)      (2.66)      (1.99)     (1.72)     (0.98)
                                                     --------      -------     -------    --------   --------    -------
Net asset value, end of period....................   $  16.12      $ 15.83     $ 18.69    $  20.93   $  21.63    $ 18.50
                                                     ========      =======     =======    ========   ========    =======
Total return......................................      8.64%        4.81%       1.72%       6.28%     28.05%     23.37%
                                                     ========      =======     =======    ========   ========    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).......   $  6,414      $ 7,594     $45,039    $216,548   $200,887    $81,183
   Ratios to average net assets (annualized):
     Expenses(D)..................................      0.65%        0.53%       0.59%       0.57%      0.61%      0.62%
     Net investment income(D).....................      2.03%        3.71%       1.94%       1.86%      2.10%      2.55%
   Decrease reflected in above expense ratio due
     to absorption of expenses by the Manager.....         --           --          --          --         --         --
   Portfolio turnover rate(C).....................        39%          58%         33%         40%        35%        40%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Capital Guardian Trust Company was replaced by Brandywine Asset Management, Inc. as an investment adviser to the Large Cap Value Fund on April 1, 1996.

(C) On November 1, 1995, the American AAdvantage Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio.

(E) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund.

(F) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

--------------------------------------------------------------------------------

AMERICAN ADVANTAGE LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                         PLAN AHEAD CLASS                                                 AMR CLASS
-------------------------------------------------------------------   -------------------------------------------------
SIX MONTHS                                                            SIX MONTHS
   ENDED                                                                 ENDED
 APRIL 30,                   YEAR ENDED OCTOBER 31,                    APRIL 30,          YEAR ENDED OCTOBER 31,
  2001(A)     -----------------------------------------------------     2001(A)     -----------------------------------
(UNAUDITED)   2000(A F)   1999(A E)   1998(A)   1997(A)   1996(A B)   (UNAUDITED)   2000(A F)   1999(A E)     1998(A)
-----------   ---------   ---------   -------   -------   ---------   -----------   ---------   ----------   ----------

  $ 15.40      $ 18.41     $ 20.67    $ 21.38   $ 18.33    $ 15.81     $  15.75     $  18.77    $    21.03   $    21.70
  -------      -------     -------    -------   -------    -------     --------     --------    ----------   ----------


     0.15         0.60        0.35       0.35      0.35       0.39         0.19         0.65          0.49         0.46


     1.07        (0.13)       0.01       0.86      4.39       3.10         1.09        (0.09)        (0.02)        0.89
  -------      -------     -------    -------   -------    -------     --------     --------    ----------   ----------

     1.22         0.47        0.36       1.21      4.74       3.49         1.28         0.56          0.47         1.35
  -------      -------     -------    -------   -------    -------     --------     --------    ----------   ----------


    (0.55)       (0.43)      (0.36)     (0.34)    (0.38)     (0.40)       (0.63)       (0.53)        (0.47)       (0.44)

    (0.49)       (3.05)      (2.26)     (1.58)    (1.31)     (0.57)       (0.49)       (3.05)        (2.26)       (1.58)
  -------      -------     -------    -------   -------    -------     --------     --------    ----------   ----------

    (1.04)       (3.48)      (2.62)     (1.92)    (1.69)     (0.97)       (1.12)       (3.58)        (2.73)       (2.02)
  -------      -------     -------    -------   -------    -------     --------     --------    ----------   ----------

  $ 15.58      $ 15.40     $ 18.41    $ 20.67   $ 21.38    $ 18.33     $  15.91     $  15.75    $    18.77   $    21.03
  =======      =======     =======    =======   =======    =======     ========     ========    ==========   ==========

    8.53%        4.56%       1.41%      5.94%    27.64%     22.98%        8.75%        5.08%         1.97%        6.56%
  =======      =======     =======    =======   =======    =======     ========     ========    ==========   ==========


  $15,138      $11,507     $20,095    $40,907   $29,684    $16,084     $765,352     $737,111    $1,384,358   $1,614,432


    0.85%        0.84%       0.90%      0.86%     0.93%      0.94%        0.35%        0.34%         0.34%        0.31%

    1.77%        2.51%       1.62%      1.58%     1.85%      2.16%        2.29%        3.07%         2.17%        2.12%


       --           --          --         --        --      0.02%           --           --            --           --

      39%          58%         33%        40%       35%        40%          39%          58%           33%          40%

                    AMR CLASS
-----------  -----------------------
SIX MONTHS
   ENDED
 APRIL 30,   YEAR ENDED OCTOBER 31,
  2001(A)    -----------------------
(UNAUDITED)   1997(A)     1996(A B)
-----------  ----------   ----------

  $ 15.40    $    18.56   $    15.95
  -------    ----------   ----------


     0.15          0.45         0.47


     1.07          4.47         3.15
  -------    ----------   ----------

     1.22          4.92         3.62
  -------    ----------   ----------


    (0.55)        (0.47)       (0.44)

    (0.49)        (1.31)       (0.57)
  -------    ----------   ----------

    (1.04)        (1.78)       (1.01)
  -------    ----------   ----------

  $ 15.58    $    21.70   $    18.56
  =======    ==========   ==========

    8.53%        28.40%       23.66%
  =======    ==========   ==========


  $15,138    $1,431,805   $1,008,518


    0.85%         0.34%        0.36%

    1.77%         2.45%        2.80%


       --            --           --

      39%           35%          40%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               INSTITUTIONAL CLASS                          AMR CLASS
                                                     ----------------------------------------    --------------------------------
                                                        SIX MONTHS                                  SIX MONTHS
                                                           ENDED              JULY 31 TO               ENDED          JULY 31 TO
                                                     APRIL 30, 2001(A)        OCTOBER 31,        APRIL 30, 2001(A)    OCTOBER 31,
                                                        (UNAUDITED)             2000(A)             (UNAUDITED)         2000(A)
                                                     -----------------    -------------------    -----------------    -----------
Net asset value, beginning of period...............       $  9.54               $ 10.00               $  9.55           $ 10.00
                                                          -------               -------               -------           -------
Income from investment operations:
   Net investment income(A)........................         (0.01)                   --                    --              0.01
   Net losses on securities (both realized and
     unrealized)(A)................................         (2.54)                (0.46)                (2.54)            (0.46)
                                                          -------               -------               -------           -------
Total from investment operations...................         (2.55)                (0.46)                (2.54)            (0.46)
                                                          -------               -------               -------           -------
Less distributions:
   Dividends from net investment income............         (0.01)                   --                 (0.02)               --
   Distributions from net realized gains on
     securities....................................            --                    --                    --                --
                                                          -------               -------               -------           -------
Total distributions................................         (0.01)                   --                 (0.02)               --
                                                          -------               -------               -------           -------
Net asset value, end of period.....................       $  6.98               $  9.54               $  6.99           $  9.55
                                                          =======               =======               =======           =======
Total return (not annualized)......................        (26.77)%               (4.60)%              (26.66)%           (4.50)%
                                                          =======               =======               =======           =======
Ratios and supplemental data:
   Net assets, end of period (in thousands)........       $     1               $     1               $21,152           $19,505
   Ratios to average net assets (annualized)(A):
       Expenses....................................         0.99%                 0.99%                 0.75%             0.74%
       Net investment income.......................         (0.27)%                  --                    --             0.25%
   Decrease reflected in above expense ratio due to
     absorption of expenses by the Manager(A)......         0.38%                 0.29%                 0.24%             0.14%
   Portfolio turnover rate(B) (not annualized).....           34%                    9%                   34%                9%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The American AAdvantage Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                     INSTITUTIONAL CLASS                          PLANAHEAD CLASS                AMR CLASS
                           ----------------------------------------   ---------------------------------------   -----------
                           SIX MONTHS                                 SIX MONTHS                                SIX MONTHS
                              ENDED                    DECEMBER 31,      ENDED                                     ENDED
                            APRIL 30,    YEAR ENDED      1998 TO       APRIL 30,    YEAR ENDED    MARCH 1 TO     APRIL 30,
                             2001(A)     OCTOBER 31,   OCTOBER 31,      2001(A)     OCTOBER 31,   OCTOBER 31,     2001(A)
                           (UNAUDITED)      2000           1999       (UNAUDITED)      2000          1999       (UNAUDITED)
                           -----------   -----------   ------------   -----------   -----------   -----------   -----------
Net asset value,
 beginning of period.....    $ 10.08       $  9.07       $ 10.00        $ 10.08       $  9.05      $   9.13       $ 10.10
                             -------       -------       -------        -------       -------      --------       -------
Income from investment
 operations:
   Net investment
     income(A)...........       0.09          0.21          0.07           0.13          0.08          0.02          0.09
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A)......       2.07          1.01         (1.00)          2.01          1.14         (0.10)         2.08
                             -------       -------       -------        -------       -------      --------       -------
Total from investment
 operations..............       2.16          1.22         (0.93)          2.14          1.22         (0.08)         2.17
                             -------       -------       -------        -------       -------      --------       -------
Less distributions:
   Dividends from net
     investment income...      (0.19)        (0.04)           --          (0.18)        (0.02)           --         (0.22)
   Distributions from net
     realized gains on
     securities..........      (0.17)        (0.17)           --          (0.17)        (0.17)           --         (0.17)
                             -------       -------       -------        -------       -------      --------       -------
Total distributions......      (0.36)        (0.21)           --          (0.35)        (0.19)           --         (0.39)
                             -------       -------       -------        -------       -------      --------       -------
Net asset value, end of
 period..................    $ 11.88       $ 10.08       $  9.07        $ 11.87       $ 10.08      $   9.05       $ 11.88
                             =======       =======       =======        =======       =======      ========       =======
Total return (not
 annualized).............     22.12%        13.78%       (9.30)%         22.05%        13.76%       (0.88)%        22.37%
                             =======       =======       =======        =======       =======      ========       =======
Ratios and supplemental
 data:
   Net assets, end of
     period (in
     thousands)..........    $ 2,358       $ 1,955       $ 2,117        $   582       $   440      $     74       $94,901
   Ratios to average net
     assets
     (annualized)(A):
     Expenses............      0.89%         0.92%         0.96%          1.15%         1.18%         1.28%         0.63%
     Net investment
       income............      1.67%         1.62%         0.84%          1.36%         1.71%         0.57%         1.87%
     Decrease reflected
       in above expense
       ratio due to
       absorption of
       expenses by the
       Manager...........         --         0.06%         1.23%             --         0.06%         0.18%            --
     Portfolio Turnover
       Rate(B)...........        44%           63%           31%            44%           63%           31%           44%

                                   AMR CLASS
                           -------------------------

                           YEAR ENDED    MARCH 1 TO
                           OCTOBER 31,   OCTOBER 31,
                              2000          1999
                           -----------   -----------
Net asset value,
 beginning of period.....    $  9.08       $  9.13
                             -------       -------
Income from investment
 operations:
   Net investment
     income(A)...........       0.22          0.04
   Net gains (losses) on
     securities (both
     realized and
     unrealized)(A)......       1.04         (0.09)
                             -------       -------
Total from investment
 operations..............       1.26         (0.05)
                             -------       -------
Less distributions:
   Dividends from net
     investment income...      (0.07)           --
   Distributions from net
     realized gains on
     securities..........      (0.17)           --
                             -------       -------
Total distributions......      (0.24)           --
                             -------       -------
Net asset value, end of
 period..................    $ 10.10       $  9.08
                             =======       =======
Total return (not
 annualized).............     14.19%       (0.55)%
                             =======       =======
Ratios and supplemental
 data:
   Net assets, end of
     period (in
     thousands)..........    $53,715       $64,662
   Ratios to average net
     assets
     (annualized)(A):
     Expenses............      0.68%         0.70%
     Net investment
       income............      1.89%         1.14%
     Decrease reflected
       in above expense
       ratio due to
       absorption of
       expenses by the
       Manager...........      0.06%         0.24%
     Portfolio Turnover
       Rate(B)...........        63%           31%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio.

(B) The American AAdvantage Small Cap Value Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL CLASS
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED
                                                           APRIL 30,                      YEAR ENDED OCTOBER 31,
                                                            2001(A)      --------------------------------------------------------
                                                          (UNAUDITED)    2000(A)     1999(A B)    1998(A)     1997(A)     1996(A)
                                                          -----------    --------    ---------    --------    --------    -------
Net asset value, beginning of period....................   $  17.95      $ 19.36     $  16.93     $  17.08    $  15.01    $ 13.29
                                                           --------      --------    --------     --------    --------    -------
Income from investment operations:
   Net investment income(D).............................       0.13         0.36         0.35         0.33        0.34       0.28
   Net gains on securities (both realized and
    unrealized)(D)......................................      (0.19)        0.18         2.92         0.34        2.44       1.95
                                                           --------      --------    --------     --------    --------    -------
Total from investment operations........................      (0.06)        0.54         3.27         0.67        2.78       2.23
                                                           --------      --------    --------     --------    --------    -------
Less distributions:
   Dividends from net investment income.................      (0.22)       (0.31)       (0.35)       (0.34)      (0.30)     (0.27)
   Distributions from net realized gains on
    securities..........................................      (1.24)       (1.64)       (0.49)       (0.48)      (0.41)     (0.24)
                                                           --------      --------    --------     --------    --------    -------
Total distributions.....................................      (1.46)       (1.95)       (0.84)       (0.82)      (0.71)     (0.51)
                                                           --------      --------    --------     --------    --------    -------
Net asset value, end of period..........................   $  16.43      $ 17.95     $  19.36     $  16.93    $  17.08    $ 15.01
                                                           ========      ========    ========     ========    ========    =======
Total return............................................      (0.42)%      2.36%       19.98%        4.19%      19.08%     17.27%
                                                           ========      ========    ========     ========    ========    =======
Ratios and supplemental data:
   Net assets, end of period (in thousands).............   $595,599      $587,869    $601,923     $408,581    $231,793    $62,992
   Ratios to average net assets (annualized):
      Expenses(D).......................................      0.74%        0.72%        0.64%        0.80%       0.83%      0.85%
      Net investment income(D)..........................      1.50%        1.64%        2.00%        2.05%       2.35%      2.19%
   Portfolio turnover rate(C)...........................        12%          45%          63%          24%         15%        19%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) Morgan Stanley Asset Management, Inc. was replaced by Lazard Asset Management and Independence Investment Associates as investment advisor to the International Equity Fund on March 1, 1999.

(C) On November 1,1995, the American AAdvantage International Equity Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        PLANAHEAD CLASS                                              AMR CLASS
----------------------------------------------------------------------------------------------------
SIX MONTHS                                                        SIX MONTHS
   ENDED                                                             ENDED
 APRIL 30,                 YEAR ENDED OCTOBER 31,                  APRIL 30,    YEAR ENDED OCTOBER 31,
  2001(A)     -------------------------------------------------     2001(A)     --------------------
(UNAUDITED)   2000(A)   1999(A B)   1998(A)   1997(A)   1996(A)   (UNAUDITED)   2000(A)    1999(A B)
-----------   -------   ---------   -------   -------   -------   -----------   --------   ---------

 $  17.72     $ 19.13    $ 16.75    $ 16.92   $ 14.90   $ 13.20    $  18.07     $  19.46   $  17.01
 --------     -------    -------    -------   -------   -------    --------     --------   --------


     0.09        0.31       0.30       0.31      0.30      0.26        0.15         0.41       0.39

    (0.17)       0.18       2.89       0.31      2.41      1.92       (0.19)        0.20       2.94
 --------     -------    -------    -------   -------   -------    --------     --------   --------

    (0.08)       0.49       3.19       0.62      2.71      2.18       (0.04)        0.61       3.33
 --------     -------    -------    -------   -------   -------    --------     --------   --------


    (0.17)      (0.26)     (0.32)     (0.31)    (0.28)    (0.24)      (0.27)       (0.36)     (0.39)

    (1.24)      (1.64)     (0.49)     (0.48)    (0.41)    (0.24)      (1.24)       (1.64)     (0.49)
 --------     -------    -------    -------   -------   -------    --------     --------   --------

    (1.41)      (1.90)     (0.81)     (0.79)    (0.69)    (0.48)      (1.51)       (2.00)     (0.88)
 --------     -------    -------    -------   -------   -------    --------     --------   --------

 $  16.23     $ 17.72    $ 19.13    $ 16.75   $ 16.92   $ 14.90    $  16.52     $  18.07   $  19.46
 ========     =======    =======    =======   =======   =======    ========     ========   ========

    (0.55)%     2.08%     19.68%      3.94%    18.71%    16.95%       (0.30)%      2.69%     20.27%
 ========     =======    =======    =======   =======   =======    ========     ========   ========


 $103,647     $85,680    $60,602    $46,242   $20,075   $ 7,138    $386,913     $428,329   $602,593


    1.05%       1.01%      0.93%      1.08%     1.14%     1.17%       0.48%        0.46%      0.39%

    1.32%       1.43%      1.71%      1.72%     1.95%     1.76%       1.71%        1.92%      2.25%

      12%         45%        63%        24%       15%       19%         12%          45%        63%

                       AMR CLASS
-----------  ------------------------------
SIX MONTHS
   ENDED
 APRIL 30,     YEAR ENDED OCTOBER 31,
  2001(A)    ------------------------------
(UNAUDITED)  1998(A)    1997(A)    1996(A)
-----------  --------   --------   --------

 $  17.72    $  17.15   $  15.06   $  13.31
 --------    --------   --------   --------


     0.09        0.37       0.37       0.31

    (0.17)       0.34       2.46       1.98
 --------    --------   --------   --------

    (0.08)       0.71       2.83       2.29
 --------    --------   --------   --------


    (0.17)      (0.37)     (0.33)     (0.30)

    (1.24)      (0.48)     (0.41)     (0.24)
 --------    --------   --------   --------

    (1.41)      (0.85)     (0.74)     (0.54)
 --------    --------   --------   --------

 $  16.23    $  17.01   $  17.15   $  15.06
 ========    ========   ========   ========

    (0.55)%     4.44%     19.39%     17.72%
 ========    ========   ========   ========


 $103,647    $496,040   $464,588   $330,898


    1.05%       0.53%      0.58%      0.57%

    1.32%       2.26%      2.51%      2.49%

      12%         24%        15%        19%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE EMERGING MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                               INSTITUTIONAL CLASS                AMR CLASS
                                                            --------------------------    --------------------------
                                                            SIX MONTHS                    SIX MONTHS
                                                               ENDED                         ENDED
                                                             APRIL 30,     JULY 31, TO     APRIL 30,     JULY 31, TO
                                                               2001        OCTOBER 31,       2001        OCTOBER 31,
                                                            (UNAUDITED)       2000        (UNAUDITED)       2000
                                                            -----------    -----------    -----------    -----------
Net asset value, beginning of period......................    $  8.17       $  10.00        $  8.18       $  10.00
                                                              -------       --------        -------       --------
Income from investment operations:
    Net investment income(A)..............................       0.05             --           0.05             --
    Net losses on securities (both realized and
      unrealized)(A)......................................      (0.46)         (1.83)         (0.45)         (1.82)
                                                              -------       --------        -------       --------
Total from investment operations..........................      (0.41)         (1.83)         (0.40)         (1.82)
                                                              -------       --------        -------       --------
Less distributions:
    Dividends from net investment income..................      (0.01)            --          (0.02)            --
    Distributions from net realized gains on securities...      (0.01)            --          (0.01)            --
                                                              -------       --------        -------       --------
Total distributions.......................................      (0.02)            --          (0.03)            --
                                                              -------       --------        -------       --------
Net asset value, end of period............................    $  7.74       $   8.17        $  7.75       $   8.18
                                                              =======       ========        =======       ========
Total return (not annualized).............................     (5.02%)       (18.30%)        (4.90%)       (18.20%)
                                                              =======       ========        =======       ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)..............    $ 1,588       $      1        $21,529       $ 17,308
    Ratios to average net assets (annualized)(A):
    Expenses..............................................      1.87%          1.87%          1.59%          1.60%
    Net investment loss...................................      2.74%         (0.47%)         1.32%         (0.19%)
    Portfolio turnover rate (not annualized)(B)...........        48%            23%            48%            23%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio.

(B) The American AAdvantage Emerging Markets Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                 DECEMBER 29,
                                                                     2000
                                                                 TO APRIL 30,
                                                                     2001
                                                                  (UNAUDITED)
                                                              -------------------
Net asset value, beginning of period........................        $ 10.00
                                                                    -------
Income from investment operations:
    Net investment income...................................           0.59
    Net gains (losses) on securities (both realized and
     unrealized)............................................           0.10
                                                                    -------
Total from investment operations............................           0.69
                                                                    -------
Less distributions:
    Dividends from net investment income....................          (0.59)
    Distributions from net realized gains on securities.....             --
                                                                    -------
Total distributions.........................................          (0.59)
                                                                    -------
Net asset value, end of period..............................        $ 10.10
                                                                    =======
Total return................................................          3.70%
                                                                    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $48,868
    Ratios to average net assets (annualized):
    Expenses................................................          0.90%
    Net investment loss.....................................          8.29%
    Portfolio turnover rate (not annualized)................            52%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                           INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED               YEAR ENDED             SEPTEMBER 15,
                                                        APRIL 30,             OCTOBER 31,                 TO
                                                          2001       -----------------------------    OCTOBER 31,
                                                       (UNAUDITED)    2000       1999       1998         1997
                                                       -----------   -------   --------   --------   -------------
Net asset value, beginning of period.................    $  9.72     $  9.58   $  10.50   $  10.17     $  10.00
                                                         -------     -------   --------   --------     --------
Income from investment operations:
    Net investment income(A).........................       0.29        0.59       0.56       0.59         0.07
    Net gains (losses) on securities (both realized
      and unrealized)(A).............................       0.30         .14      (0.63)      0.34         0.17
                                                         -------     -------   --------   --------     --------
Total from investment operations.....................       0.59        0.73      (0.07)      0.93         0.24
                                                         -------     -------   --------   --------     --------
Less distributions:
    Dividends from net investment income.............      (0.29)      (0.59)     (0.56)     (0.59)       (0.07)
    Distributions from net realized gains on
      securities.....................................         --          --      (0.29)     (0.01)          --
                                                         -------     -------   --------   --------     --------
Total distributions..................................      (0.29)      (0.59)     (0.85)     (0.60)       (0.07)
                                                         -------     -------   --------   --------     --------
Net asset value, end of period.......................    $ 10.02     $  9.72   $   9.58   $  10.50     $  10.17
                                                         =======     =======   ========   ========     ========
Total return (not annualized)........................      6.12%       7.89%      (0.83)%    9.37%        2.41%
                                                         =======     =======   ========   ========     ========
Ratios and supplemental data:
    Net assets, end of period (in thousands).........    $53,182     $   115   $205,218   $178,840     $216,249
    Ratios to average net assets (annualized)(A):
    Expenses.........................................      0.55%       0.59%      0.55%      0.57%        0.59%
    Net investment income............................      5.82%       6.31%      5.62%      5.74%        5.63%
    Decrease reflected in above expense ratio due to
      absorption of expenses by the Manager(A).......         --          --         --         --           --
    Portfolio turnover rate (not annualized)(B)......        91%        102%       123%       181%          47%

---------------

(A)The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio.

(B)The American AAdvantage Intermediate Bond Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             PLAN AHEAD CLASS                                AMR CLASS
-------------------------------------------   ---------------------------------------
SIX MONTHS                                    SIX MONTHS
   ENDED        YEAR ENDED        MARCH 2        ENDED                      MARCH 1
 APRIL 30,      OCTOBER 31,         TO         APRIL 30,    YEAR ENDED        TO
   2001       ---------------   OCTOBER 31,      2001       OCTOBER 31,   OCTOBER 31,
(UNAUDITED)    2000     1999       1998       (UNAUDITED)      2000          1999
-----------   ------   ------   -----------   -----------   -----------   -----------

  $ 9.57      $ 9.63   $10.55     $10.25        $  9.53       $  9.58       $  9.95
  ------      ------   ------     ------        -------       -------       -------



    0.27        0.59     0.53       0.37           0.30          0.64          0.39


    0.29       (0.06)   (0.63)      0.30           0.29         (0.05)        (0.37)
  ------      ------   ------     ------        -------       -------       -------


    0.56        0.53    (0.10)      0.67           0.59          0.59          0.02
  ------      ------   ------     ------        -------       -------       -------


   (0.27)      (0.59)   (0.53)     (0.37)         (0.30)        (0.64)        (0.39)

      --          --    (0.29)        --             --            --            --
  ------      ------   ------     ------        -------       -------       -------

   (0.27)      (0.59)   (0.82)     (0.37)         (0.30)        (0.64)        (0.39)
  ------      ------   ------     ------        -------       -------       -------

  $ 9.86      $ 9.57   $ 9.63     $10.55        $  9.82       $  9.53       $  9.58
  ======      ======   ======     ======        =======       =======       =======

   5.90%       5.76%    (0.98)%    6.63%          6.20%         6.39%         (0.17)%
  ======      ======   ======     ======        =======       =======       =======


  $  169      $  102   $1,545     $   30        $65,070       $40,555       $46,655


   0.84%       0.87%    0.85%      0.86%          0.31%         0.39%         0.30%

   5.57%       6.07%    5.32%      5.21%          6.11%         6.72%         6.12%


   0.02%       0.02%       --         --             --            --            --

     91%        102%     123%       181%            91%          102%          123%

--------------------------------------------------------------------------------

AMERICAN AADVANTAGE SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                       INSTITUTIONAL CLASS
                                               --------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                       YEAR ENDED OCTOBER 31,
                                               APRIL 30, 2001    --------------------------------------------------
                                                (UNAUDITED)       2000      1999     1998(A)     1997        1996
                                               --------------    ------    ------    -------    -------    --------
Net asset value, beginning of period.........      $ 9.21        $ 9.30    $ 9.63    $  9.63    $  9.68    $   9.82
                                                   ------        ------    ------    -------    -------    --------
Income from investment operations:
    Net investment income(C).................        0.34          0.62      0.53       0.62       0.64        0.62
    Net gains (losses) on securities (both
      realized and unrealized)(C)............        0.19         (0.10)    (0.29)        --      (0.05)      (0.14)
                                                   ------        ------    ------    -------    -------    --------
Total from investment operations.............        0.53          0.52      0.24       0.62       0.59        0.48
                                                   ------        ------    ------    -------    -------    --------
Less distributions:
    Dividends from net investment income.....       (0.34)        (0.61)    (0.57)     (0.62)     (0.64)      (0.62)
    Distributions from net realized gains on
      securities.............................          --            --        --         --         --          --
                                                   ------        ------    ------    -------    -------    --------
Total distributions..........................       (0.34)        (0.61)    (0.57)     (0.62)     (0.64)      (0.62)
                                                   ------        ------    ------    -------    -------    --------
Net asset value, end of period...............      $ 9.40        $ 9.21    $ 9.30    $  9.63    $  9.63    $   9.68
                                                   ======        ======    ======    =======    =======    ========
Total return.................................       5.30%         5.83%     2.56%      6.60%      6.29%       5.10%
                                                   ======        ======    ======    =======    =======    ========
Ratios and supplemental data:
    Net assets, end of period (in
      thousands).............................      $3,655        $3,687    $5,034    $18,453    $22,947    $108,929
    Ratios to average net assets
      (annualized):
    Expenses(C)..............................       0.57%         0.58%     0.62%      0.65%      0.57%       0.60%
    Net investment income(C).................       6.28%         6.61%     5.92%      6.43%      6.67%       6.41%
    Decrease reflected in above expense ratio
      due to absorption of expenses by the
      Manager................................       0.01%            --        --         --         --          --
    Portfolio turnover rate(B)...............         23%           89%      115%        74%       282%        304%

---------------

(A) Prior to March 1, 1998, the American AAdvantage Short-Term Bond Fund was known as the American AAdvantage Limited-Term Income Fund.

(B) On November 1, 1995, the American AAdvantage Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio. Portfolio turnover rate since November 1, 1995 is that of the Portfolio.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PLANAHEAD CLASS                                                     AMR CLASS
------------------------------------------------------------   ----------------------------------------------------------------
  SIX MONTHS                                                     SIX MONTHS
    ENDED                  YEAR ENDED OCTOBER 31,                  ENDED                    YEAR ENDED OCTOBER 31,
APRIL 30, 2001   -------------------------------------------   APRIL 30, 2001   -----------------------------------------------
 (UNAUDITED)      2000     1999    1998(A)    1997     1996     (UNAUDITED)      2000      1999     1998(A)    1997      1996
--------------   ------   ------   -------   ------   ------   --------------   -------   -------   -------   -------   -------

    $ 9.21       $ 9.30   $ 9.64   $ 9.63    $ 9.68   $ 9.82      $  9.20       $  9.29   $  9.62   $  9.62   $  9.67   $  9.81
    ------       ------   ------   ------    ------   ------      -------       -------   -------   -------   -------   -------


      0.33         0.59     0.54     0.60      0.61     0.60         0.35          0.63      0.59      0.65      0.66      0.65


      0.19        (0.09)   (0.33)    0.01     (0.05)   (0.14)        0.18         (0.09)    (0.33)       --     (0.05)    (0.14)
    ------       ------   ------   ------    ------   ------      -------       -------   -------   -------   -------   -------

      0.52         0.50     0.21     0.61      0.56     0.46         0.53          0.54      0.26      0.65      0.61      0.51
    ------       ------   ------   ------    ------   ------      -------       -------   -------   -------   -------   -------


     (0.33)       (0.59)   (0.55)   (0.60)    (0.61)   (0.60)       (0.35)        (0.63)    (0.59)    (0.65)    (0.66)    (0.65)


        --           --       --       --        --       --           --            --        --        --        --        --
    ------       ------   ------   ------    ------   ------      -------       -------   -------   -------   -------   -------

     (0.33)       (0.59)   (0.55)   (0.60)    (0.61)   (0.60)       (0.35)        (0.63)    (0.59)    (0.65)    (0.66)    (0.65)
    ------       ------   ------   ------    ------   ------      -------       -------   -------   -------   -------   -------

    $ 9.40       $ 9.21   $ 9.30   $ 9.64    $ 9.63   $ 9.68      $  9.38       $  9.38   $  9.29   $  9.62   $  9.62   $  9.67
    ======       ======   ======   ======    ======   ======      =======       =======   =======   =======   =======   =======

     5.17%        5.56%    2.21%    6.50%     6.01%    4.83%        5.32%         6.09%     2.83%     6.93%     6.57%     5.38%
    ======       ======   ======   ======    ======   ======      =======       =======   =======   =======   =======   =======



    $  869       $  489   $1,638   $3,722    $5,096   $3,399      $65,441       $56,714   $66,767   $95,056   $64,010   $59,526


     0.83%        0.84%    0.84%    0.85%     0.85%    0.85%        0.33%         0.33%     0.35%     0.34%     0.32%     0.33%

     6.04%        6.29%    5.75%    6.24%     6.36%    6.11%        6.57%         6.88%     6.26%     6.71%     6.90%     6.66%



        --        0.10%    0.09%    0.08%     0.05%    0.09%           --            --        --        --        --        --

       23%          89%     115%      74%      282%     304%          23%           89%      115%       74%      282%      304%

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 6.31%
U.S. TREASURY NOTES - 4.03%
6.75%, Due 5/15/2005...............   $ 2,345     $  2,507
5.75%, Due 11/15/2005..............       770          797
6.625%, Due 5/15/2007..............     3,590        3,870
6.125%, Due 8/15/2007..............     2,000        2,105
3.625%, Due 1/15/2008..............     5,405        5,549
5.625%, Due 5/15/2008..............     2,450        2,508
6.00%, Due 8/15/2009...............     7,000        4,435
6.00%, Due 8/15/2009...............     1,350        1,407
5.75%, Due 8/15/2010...............     5,995        6,146
                                                  --------
    TOTAL U.S. TREASURY
      NOTES........................                 29,324
                                                  --------
U. S. TREASURY BONDS - 2.28%
10.75%, Due 2/15/2003..............     2,560        2,839
7.50%, Due 11/15/2016..............       575          672
8.125%, Due 8/15/2019..............     1,460        1,823
6.375%, Due 8/15/2027..............     6,650        7,051
6.125%, Due 11/15/2027.............     1,130        1,161
7.75%, Due 4/15/2029...............     2,829        3,009
                                                  --------
    TOTAL U.S. TREASURY BONDS......                 16,555
                                                  --------
    TOTAL U.S. TREASURY
      OBLIGATIONS..................                 45,879
                                                  --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.61%
FEDERAL FARM CREDIT BANK - 0.14%
5.15%, Due 3/5/2004................     1,000        1,004
                                                  --------
    TOTAL FEDERAL FARM CREDIT
      BANK.........................                  1,004
                                                  --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.66%
5.85%, Due 1/22/2008...............     1,000        1,005
5.75%, Due 4/15/2008...............       250          249
6.00%, Due 12/15/2008..............     1,250        1,250
5.82%, Due 3/30/2009...............     1,000          993
6.625%, Due 9/15/2009..............     1,620        1,689
7.00%, Due 3/15/2010...............     3,125        3,334
5.50%, Due 3/15/2024...............     2,447        2,428
6.50%, Due 5/1/2029................     2,172        2,155
6.50%, Due 6/1/2029................       359          356
6.50%, Due 7/1/2029................     4,240        4,207
6.75%, Due 3/15/2031...............     1,600        1,644
                                                  --------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION.........                 19,310
                                                  --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.80%
Pool # 253355, 7.50%, Due
  6/1/2003.........................     4,286        4,373
6.00%, Due 5/15/2008...............     3,500        3,539
6.25%, Due 2/1/2011................     2,000        1,983

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Pool # 253353, 7.50%, Due
  7/1/2015.........................   $ 2,151     $  2,217
Series 1989-21 G, 10.45%, Due
  4/25/2019........................        54           59
6.50%, Due 11/18/2023..............       350          353
Pool # 306505, 8.00%, Due
  3/1/2025.........................       228          238
Pool # 323908, 6.00%, Due
  9/1/2029.........................     1,712        1,656
Pool # 323967, 7.00%, Due
  10/1/2029........................     3,269        3,300
Pool # 534059, 7.00%, Due
  3/1/2030.........................     1,857        1,872
Series 2000, 7.25%, Due
  5/15/2030........................     3,000        3,296
Pool # 556699, 7.00%, Due
  11/1/2030........................       958          966
Pool # 564592, 7.00%, Due
  1/1/2031.........................       159          160
Pool # 549511, 6.00%, Due
  2/1/2031.........................     1,259        1,215
Pool # 573932, 6.00%, Due
  3/1/2031.........................     1,399        1,350
TBA, 6.00%.........................     1,100        1,091
                                                  --------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION..................                 27,668
                                                  --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.01%
6.00%, Due 2/1/2025................     3,700        3,652
Pool # 544639, 7.50%, Due
  11/15/2030.......................     1,734        1,776
Pool # 003011, 7.50%, Due
  12/20/2030.......................     1,908        1,947
                                                  --------
    TOTAL GOVERNMENT NATIONAL
      MORTGAGE ASSOCIATION.........                  7,375
                                                  --------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 55,357
                                                  --------
ASSET-BACKED SECURITIES - 0.58%
Asset Securitization Corporation,
  Series 1997-D5 A1C, 6.75%, Due
  2/14/2042........................     1,760        1,804
LB Commercial Conduit Mortgage
  Trust, 6.21%, Due 10/15/2008.....     2,440        2,422
                                                  --------
    TOTAL ASSET-BACKED
      SECURITIES...................                  4,226
                                                  --------
NON-AGENCY MORTGAGE-BACKED   OBLIGATIONS - 1.45%
Chase Commercial Mortgage
  Securities Corporation,
  6.025%, Due 8/18/2007............       838          846

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
CountryWide, Incorporated,
  6.00%, Due 5/25/2009.............   $ 1,200     $  1,204
  8.25%, Due 5/25/2010.............       298          305
  7.50%, Due 7/25/2011.............       300          307
  4.80%, Due 4/25/2028.............       571          576
  7.50%, Due 2/25/2030.............       670          679
DLJ Mortgage Acceptance
  Corporation,
  4.56%, Due 3/25/2024.............        25           26
The Money Store Home Trust,
  7.66%, Due 8/15/2026.............     1,500        1,532
Nomura Asset Securities
  Corporation,
  8.15%, Due 4/4/2027..............     2,500        2,658
PNC Mortgage Securities
  Corporation,
  6.75%, Due 9/25/2029.............     2,400        2,442
                                                  --------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS..................                 10,575
                                                  --------
CORPORATE BONDS - 19.93%
BANKS - 1.63%
Banc One Corporation,
  8.00%, Due 4/29/2027.............     1,110        1,176
Bank of America Corporation,
  7.75%, Due 8/15/2015.............     2,000        2,089
CitiGroup, Incorporated,
  7.25%, Due 10/1/2010.............     1,185        1,231
Inter-American Development Bank,
  5.375%, Due 11/18/2008...........     1,280        1,240
International Bank Reconstruction
  and Development,
  Zero Coupon, Due 2/15/2016.......     7,064        2,467
Key Bank,
  7.00%, Due 2/1/2011..............     3,000        2,968
US Bank, NA,
  5.70%, Due 12/15/08..............       700          668
                                                  --------
    TOTAL BANKS....................                 11,839
                                                  --------
FINANCE - 5.73%
All State Corporation,
  7.20%, Due 12/1/2009.............       600          620
Associates Corporation of North
  America,
  6.00%, Due 4/15/2003.............     2,000        2,030
Boeing Capital Corporation,
  6.10%, Due 3/1/2011..............     1,600        1,567
CNA Financial Corporation,
  6.95%, Due 1/15/2018.............     1,675        1,396
Countrywide Funding Corporation,
  MTN,
  6.85%, Due 6/15/2005.............     2,135        2,196

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
EOP Operating Limited Partnership,
  144A,
  7.375%, Due 11/15/2003 (Note
  A)...............................   $ 1,820     $  1,879
Fleet Financial Group,
  Incorporated,
  6.70%, Due 7/15/2028.............     2,000        1,853
Ford Motor Credit Company,
  7.375%, Due 2/1/2011.............     1,200        1,230
General Motors Acceptance
  Corporation
  6.75%, Due 1/15/2006.............     2,025        2,047
  6.15%, Due 4/5/2007..............     1,650        1,598
Heller Financial, Incorporated,
  6.375%, Due 3/15/2006............     1,000        1,007
Household Finance Corporation,
  6.50%, Due 11/15/2008............     2,485        2,441
John Deere Capital Corporation,
  MTN,
  5.52%, Due 4/30/2004.............     1,725        1,717
John Hancock Financial Services,
  Incorporated,
  7.375%, Due 2/15/2024............     2,685        2,530
Liberty Mutual Corporation, 144A,
  7.875%, Due 10/15/2026 (Note
  A)...............................     1,500        1,279
Merrill Lynch & Company,
  Incorporated,
  6.15%, Due 1/26/2006.............     2,050        2,053
Morgan Stanley Group, Incorporated
  6.10%, Due 4/15/2006.............       735          731
  6.75%, Due 4/15/2011.............     1,225        1,221
NiSource Finance Corporation, 144A
  (Note A)
  7.50%, Due 11/15/2003............     1,250        1,297
  7.50%, Due 11/15/2003............       400          415
  7.875%, Due 11/15/2010...........     1,075        1,137
PMI Group, Incorporated,
  6.75%, Due 11/15/2006............     2,200        2,247
PNC Funding Corporation,
  7.50%, Due 11/1/2009.............     1,255        1,313
Provident Companies, Incorporated,
  7.25%, Due 3/15/2028.............     3,275        2,791
Simon Property Group, Incorporated,
  144A,
  6.625%, Due 6/15/2003
  (Note A).........................     1,675        1,680
Salomon, Incorporated,
  6.50%, Due 2/15/2008.............     1,400        1,400
                                                  --------
    TOTAL FINANCE..................                 41,675
                                                  --------
FOREIGN - 0.57%
Rio Tinto Canada, Incorporated,
  6.00%, Due 8/26/2003.............     2,865        2,904

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Royal Bank of Scotland, PLC,
  7.816%, Due 11/29/2049...........   $ 1,200     $  1,257
                                                  --------
    TOTAL FOREIGN..................                  4,161
                                                  --------
INDUSTRIAL - 10.85%
Abitibi Consolidated, Incorporated,
  8.85%, Due 8/1/2030..............     3,000        3,061
Akzo Nobel, Incorporated, 144A,
  6.00%, Due 11/15/2003
  (Note A).........................     2,880        2,902
American General Corporation,
  7.50%, Due 8/11/2010.............       925          986
American Home Products Corporation,
  6.70%, Due 3/15/2011.............     1,500        1,467
AOL Time Warner, Incorporated,
  7.625%, Due 4/15/2031............     4,045        4,056
Ashland, Incorporated,
  6.72%, Due 3/7/2003..............     1,800        1,798
AT & T Wireless Services,
  Incorporated, 144A,
  8.75%, Due 3/1/2031 (Note A).....       875          898
Atlantic Richfield Corporation,
  9.125%, Due 3/1/2011.............     1,425        1,709
Bemis, Incorporated,
  6.70%, Due 7/1/2005..............     1,000        1,034
Cargill, Incorporated,
  6.25%, Duie 5/1/2006.............     1,000        1,000
Compaq Computer Corporation,
  7.65%, Due 8/1/2005..............       890          899
Conoco, Incorporated,
  6.95%, Due 4/15/2029.............     4,280        4,171
Cox Communications, Incorporated,
  6.75%, Due 3/15/2011.............     1,550        1,509
DaimlerChrysler North America,
  7.75%, Due 1/18/2011.............     1,000        1,025
Deere & Company,
  7.125%, Due 3/3/2031.............       500          476
Deutsche Telekom International
  Finance Corporation,
  8.25%, Due 6/15/2031.............     3,000        2,936
E.I. DuPont de Nemours & Company,
  6.75%, Due 10/15/2002............     1,000        1,027
Eli Lilly & Company,
  7.125%, Due 6/1/2025.............       650          664
Federated Department Stores,
  Incorporated,
  6.79%, Due 7/15/2027.............     1,600        1,622
FMC Corporation,
  7.125%, Due 11/25/2002...........     1,925        1,959
Ford Motor Company,
  7.45%, Due 7/16/2031.............     1,500        1,461
Hershey Foods Corporation,
  6.95%, Due 3/1/2007..............     1,000        1,053

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Kellogg Corporation, 144A (Note A)
  6.00%, Due 4/1/2006..............   $   900     $    892
  6.60%, Due 4/2/2011..............     2,350        2,310
Kinder Morgan Energy Partners,
  6.75%, Due 3/15/2011.............     1,250        1,226
Lockheed Martin Corporation,
  8.50%, Due 12/1/2029.............     2,500        2,792
  7.20%, Due 5/1/2036..............     1,925        1,952
Lucent Technologies, Incorporated,
  6.45%, Due 3/15/2029.............     2,500        1,655
Masco Corporation,
  6.00%, Due 5/3/2004..............     1,150        1,147
Merck & Company, Incorporated,
  5.95%, Due 12/1/2028.............     3,540        3,218
Motorola Incorporated,
  5.80%, Due 10/15/2008............     2,270        1,941
Norfolk Southern Corporation
  6.75%, Due 5/1/2037..............       750          738
  7.05%, Due 5/1/2037..............     1,540        1,589
Northrop Grumman Corporation, 144A,
  7.125%, Due 2/15/2011
  (Note A).........................     1,250        1,260
NRG Energy, Incorporated
  7.50%, Due 6/15/2007.............       300          301
  7.75%, Due 4/1/2011..............       825          825
Philip Morris Companies,
  Incorporated,
  8.375%, Due 1/15/2017............       343          339
Praxair, Incorporated,
  6.15%, Due 4/15/2003.............     2,000        2,023
Progress Energy, Incorporated
  6.55%, Due 3/1/2004..............     1,315        1,340
  7.10%, Due 3/1/2011..............       990          999
Reliant Energy Mid Atlantic
  Company, 144A,
  7.775%, Due 2/15/2011
  (Note A).........................     1,500        1,483
Rohm and Haas Company,
  7.85%, Due 7/15/2029.............     2,000        2,090
Royal Caribbean Cruises, Limited,
  144A,
  7.00%, Due 10/15/2007
  (Note A).........................     2,000        1,855
Sara Lee Corporation,
  6.00%, Due 1/15/2008.............     1,200        1,180
Time Warner, Incorporated, 144A,
  6.85%, Due 1/15/2026
  (Note A).........................     1,660        1,690
Unilever Capital,
  7.125%, Due 11/1/2010............     2,000        2,083
Viacom, Incorporated,
  7.875%, Due 7/30/2030............     3,000        3,141

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
WorldCom, Incorporated,
  8.25%, Due 5/15/2010.............   $ 1,200     $  1,233
                                                  --------
    TOTAL INDUSTRIAL...............                 79,015
                                                  --------
TRANSPORTATION - 0.24%
CNF Transportation, Incorporated,
  8.875%, Due 5/1/2010.............     1,685        1,736
                                                  --------
    TOTAL TRANSPORTATION...........                  1,736
                                                  --------
UTILITY - 0.91%
Consolidated Edison Company of New
  York, Incorporated,
  7.50%, Due 9/1/2010..............       800          809
Dominion Resources,
  Incorporated.....................     1,535        1,544
Electric Lightwave, Incorporated,
  144A,
  6.05%, Due 5/15/2004
  (Note A).........................     2,000        1,828
Entergy Louisiana Incorporated,
  8.50%, Due 6/1/2003..............     1,850        1,945
PSEG Power, LLC,
  7.75%, Due 4/15/2011.............       520          526
                                                  --------
    TOTAL UTILITY..................                  6,652
                                                  --------
    TOTAL CORPORATE BONDS..........                145,078
                                                  --------

                                     SHARES
                                     -------
PREFERRED STOCK - 0.15%
Home Ownership Funding Corporation
  II, Series 144A (Note A).........    1,500      1,113
                                               --------
    TOTAL PREFERRED STOCK..........               1,113
                                               --------
COMMON STOCK - 59.03%
CONSUMER DISCRETIONARY - 6.95%
AUTO COMPONENTS - 0.30%
Dana Corporation...................   40,300        791
TRW, Incorporated..................   35,900      1,381
                                               --------
    TOTAL AUTO COMPONENTS..........               2,172
                                               --------
AUTOMOBILES - 0.76%
Ford Motor Company.................  156,241      4,606
General Motors Corporation.........   16,246        890
                                               --------
    TOTAL AUTOMOBILES..............               5,496
                                               --------
HOTELS, RESTAURANTS & LEISURE - 0.93%
Carnival Corporation...............   20,400        541
Mandalay Resort Group*.............   58,800      1,397
P&O Princess Cruises, PLC..........   17,200        329
Tricon Global Restaurants*.........   24,900      1,116
Wendy's International,
  Incorporated.....................  134,600      3,409
                                               --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE......................               6,792
                                               --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
HOUSEHOLD DURABLES - 1.27%
Fortune Brands, Incorporated.......    94,800     $  2,953
Konnklijke Philips Electronics
  NV...............................    94,731        2,918
Newell Rubbermaid, Incorporated....   126,100        3,399
                                                  --------
    TOTAL HOUSEHOLD DURABLES.......                  9,270
                                                  --------
LEISURE EQUIPMENT & PRODUCTS - 0.37%
Eastman Kodak Company..............    61,200        2,662
                                                  --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS.....................                  2,662
                                                  --------
MEDIA - 0.36%
Fox Entertainment Group,
  Incorporated*....................    49,600        1,139
Interpublic Group Companies,
  Incorporated.....................    43,600        1,480
                                                  --------
    TOTAL MEDIA....................                  2,619
                                                  --------
MULTILINE RETAIL - 2.53%
Costco Wholesale
  Corporation*.....................    23,600          824
Federated Department Stores,
  Incorporated*....................    90,800        3,903
K Mart Corporation*................   403,400        4,034
May Department Stores Company......    87,600        3,263
J.C. Penney Company, Incorporated..    42,200          855
Sears Roebuck & Company............   116,900        4,308
Target Corporation.................    30,700        1,180
                                                  --------
    TOTAL MULTILINE RETAIL.........                 18,367
                                                  --------
SPECIALTY RETAIL - 0.21%
Toys R Us, Incorporated*...........    60,400        1,498
                                                  --------
    TOTAL SPECIALTY RETAIL.........                  1,498
                                                  --------
TEXTILES & APPAREL - 0.22%
Coach, Incorporated................    48,497        1,573
                                                  --------
    TOTAL TEXTILES & APPAREL.......                  1,573
                                                  --------
    TOTAL CONSUMER DISCRETIONARY...                 50,449
                                                  --------
CONSUMER STAPLES - 3.25%
FOOD PRODUCTS - 0.35%
Sara Lee Company...................   129,674        2,582
                                                  --------
    TOTAL FOOD PRODUCTS............                  2,582
                                                  --------
HOUSEHOLD PRODUCTS - 0.18%
Proctor & Gamble Company...........    22,000        1,321
                                                  --------
    TOTAL HOUSEHOLD PRODUCTS.......                  1,321
                                                  --------
TOBACCO - 2.72%
Gallaher Group PLC, ADR............   122,400        3,158
Imperial Tobacco Group PLC.........   155,800        3,194

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Philip Morris Companies,
  Incorporated.....................   268,500     $ 13,454
                                                  --------
    TOTAL TOBACCO..................                 19,806
                                                  --------
    TOTAL CONSUMER
      STAPLES......................                 23,709
                                                  --------
ENERGY - 6.48%
ENERGY EQUIPMENT & SERVICES - 1.46%
Baker Hughes, Incorporated.........   104,800        4,118
Global Marine, Incorporated*.......    57,000        1,639
Halliburton Company................   113,200        4,891
                                                  --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES.....................                 10,648
                                                  --------
OIL & GAS - 5.02%
BP Amoco, PLC......................    92,340        4,994
Conoco, Incorporated...............   221,000        6,709
Devon Energy Corporation...........    12,300          726
Occidental Petroleum Corporation...   301,000        9,066
Phillips Petroleum Company.........    89,700        5,346
Texaco, Incorporated...............    50,000        3,614
USX Marathon Group.................   147,100        4,701
Ultramar Diamond Shamrock..........    30,500        1,376
                                                  --------
    TOTAL OIL & GAS................                 36,532
                                                  --------
    TOTAL ENERGY...................                 47,180
                                                  --------
FINANCIALS - 13.21%
BANKS - 5.45%
Bank of America Corporation........   139,211        7,796
Bank One Corporation...............    61,100        2,308
First Union Corporation............   159,400        4,777
FleetBoston Financial
  Corporation......................    78,000        2,993
J P Morgan Chase & Company.........   131,450        6,307
KeyCorp............................   109,500        2,538
PNC Financial Services Group,
  Incorporated.....................    23,778        1,547
UnionBanCal Corporation............    25,800          788
US Bancorp, Incorporated...........    70,660        1,497
Wachovia Corporation...............    28,300        1,721
Washington Mutual, Incorporated....   149,000        7,439
                                                  --------
    TOTAL BANKS....................                 39,711
                                                  --------
DIVERSIFIED FINANCIALS - 3.27%
American Express Company...........    43,000        1,825
Bear Stearns Companies,
  Incorporated.....................    76,100        3,828
CIT Group, Incorporated............    92,200        3,384
CitiGroup, Incorporated............   151,942        7,468
Federal National Mortgage
  Association......................    30,200        2,424
Household International,
  Incorporated.....................    22,032        1,410
Morgan Stanley Dean Witter Discover
  & Company........................    54,700        3,434
                                                  --------
    TOTAL DIVERSIFIED FINANCIALS...                 23,773
                                                  --------
INSURANCE - 4.49%
Allstate Corporation...............   191,800        8,008
American General Corporation.......    94,400        4,117
Aon Corporation....................   110,875        3,685

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Hartford Financial Services Group,
  Incorporated.....................    19,800     $  1,230
Jefferson-Pilot Corporation........    34,200        1,596
Lincoln National Corporation.......    33,100        1,528
MBIA, Incorporated.................    33,000        1,579
Metlife, Incorporated*.............   158,380        4,593
St. Paul Companies, Incorporated...    40,700        1,836
XL Capital Limited.................    63,200        4,474
                                                  --------
    TOTAL INSURANCE................                 32,646
                                                  --------
    TOTAL FINANCIALS...............                 96,130
                                                  --------
HEALTH CARE - 3.19%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.33%
Baxter International,
  Incorporated.....................    26,700        2,434
                                                  --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES.....................                  2,434
                                                  --------
HEALTH CARE PROVIDERS & SERVICES - 0.36%
Aetna, Incorporated*...............    68,200        1,923
Health Net, Incorporated*..........    31,100          670
                                                  --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES.....................                  2,593
                                                  --------
PHARMACEUTICALS - 2.50%
Abbott Laboratories................    64,000        2,968
Bristol-Myers Squibb Company.......    89,300        5,001
Johnson & Johnson..................    48,500        4,679
Merck & Company, Incorporated......    11,600          881
Pfizer, Incorporated...............    48,600        2,104
Watson Pharmaceuticals,
  Incorporated*....................    51,600        2,570
                                                  --------
    TOTAL PHARMACEUTICALS..........                 18,203
                                                  --------
    TOTAL HEALTH CARE..............                 23,230
                                                  --------
INDUSTRIALS - 7.32%
AEROSPACE & DEFENSE - 1.50%
Boeing Company.....................    54,100        3,343
Honeywell International,
  Incorporated.....................    40,500        1,979
Lockheed Martin Corporation........    39,700        1,396
Northrop Grumman Corporation.......    27,200        2,455
Raytheon Company...................    58,000        1,713
                                                  --------
    TOTAL AEROSPACE & DEFENSE......                 10,886
                                                  --------
AIR FREIGHT & COURIERS - 0.43%
CNF Transportation, Incorporated...   102,000        3,127
                                                  --------
    TOTAL AIR FREIGHT & COURIERS...                  3,127
                                                  --------
COMMERCIAL SERVICES & SUPPLIES - 1.96%
Cendant Corporation*...............   150,100        2,663
DeLuxe Corporation.................    74,800        1,944
First Data Corporation.............    37,200        2,509
Waste Management, Incorporated*....   291,979        7,127
                                                  --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES.....................                 14,243
                                                  --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
ELECTRICAL EQUIPMENT - 0.72%
Cooper Industries, Incorporated....    63,400     $  2,369
Emerson Electrical Company.........    42,600        2,840
                                                  --------
    TOTAL ELECTRICAL EQUIPMENT.....                  5,209
                                                  --------
INDUSTRIAL CONGLOMERATES - 0.85%
ITT Industries, Incorporated.......    99,500        4,385
Tyco International Limited.........    33,600        1,793
                                                  --------
    TOTAL INDUSTRIAL
      CONGLOMERATES................                  6,178
                                                  --------
MACHINERY - 0.66%
Caterpillar, Incorporated..........    42,000        2,108
Deere and Company..................    65,000        2,670
                                                  --------
    TOTAL MACHINERY................                  4,778
                                                  --------
ROAD & RAIL - 1.20%
Burlington Northern,
  Incorporated.....................    94,400        2,776
CSX Corporation....................   121,300        4,254
Norfolk Southern Corporation.......    84,300        1,664
                                                  --------
    TOTAL ROAD & RAIL..............                  8,694
                                                  --------
    TOTAL INDUSTRIALS..............                 53,115
                                                  --------
INFORMATION TECHNOLOGY - 3.15%
COMMUNICATIONS EQUIPMENT - 0.40%
ADC Telecommunications,
  Incorporated*....................   118,200          888
Corning, Incorporated..............    91,500        2,010
                                                  --------
    TOTAL COMMUNICATIONS
      EQUIPMENT....................                  2,898
                                                  --------
COMPUTERS & PERIPHERALS - 1.45%
Electronics For Imaging,
  Incorporated*....................    58,000        1,612
Hewlett Packard Company............    68,500        1,948
International Business Machines
  Corporation......................    60,500        6,966
                                                  --------
    TOTAL COMPUTERS &
      PERIPHERALS..................                 10,526
                                                  --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.16%
Agilent Technologies,
  Incorporated*....................    29,900        1,166
                                                  --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS..................                  1,166
                                                  --------
IT CONSULTING & SERVICES - 0.18%
KPMG Consulting, Incorporated*.....    85,600        1,336
                                                  --------
  TOTAL IT CONSULTING & SERVICES...                  1,336
                                                  --------
OFFICE ELECTRONICS - 0.14%
Ikon Office Solutions,
  Incorporated.....................   164,700        1,021
                                                  --------
    TOTAL OFFICE
      ELECTRONICS..................                  1,021
                                                  --------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.22%
National Semiconductor
  Corporation*.....................    55,600     $  1,601
                                                  --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS.....................                  1,601
                                                  --------
SOFTWARE - 0.60%
Cadence Design Systems,
  Incorporated*....................    65,000        1,346
Computer Assoc. International,
  Incorporated.....................    75,300        2,424
Efunds Corporation*................    29,244          570
                                                  --------
    TOTAL SOFTWARE.................                  4,340
                                                  --------
    TOTAL INFORMATION TECHNOLOGY...                 22,888
                                                  --------
MATERIALS - 5.42%
CHEMICALS - 2.58%
Crompton Corporation...............   257,013        2,603
Dow Chemical Company...............   111,800        3,740
E.I. du Pont de Nemours &
  Company..........................    43,400        1,961
Hercules, Incorporated*............    95,600        1,142
Imperial Chemical Industries,
  PLC..............................   121,900        2,923
Lyondell Chemical Company..........   230,100        3,615
Millennium Chemicals,
  Incorporated.....................    90,271        1,517
PPG Industries, Incorporated.......    24,000        1,276
                                                  --------
    TOTAL CHEMICALS................                 18,777
                                                  --------
CONTAINERS & PACKAGING - 0.47%
Pactiv Corporation*................   114,600        1,602
Smurfit Stone Container
  Corporation*.....................   124,000        1,817
                                                  --------
    TOTAL CONTAINERS & PACKAGING...                  3,419
                                                  --------
METALS & MINING - 0.87%
Alcan Aluminum Limited.............    61,300        2,728
Alcoa, Incorporated................    72,896        3,018
USX-US Steel Group.................    29,700          547
                                                  --------
    TOTAL METALS & MINING..........                  6,293
                                                  --------
PAPER & FOREST PRODUCTS - 1.50%
Georgia-Pacific Corporation........    18,600          605
Georgia-Pacific Corporation, The
  Timber Group.....................    53,100        1,572
International Paper Company........    65,826        2,579
Sappi Limited......................   245,000        2,291
UPM Kymmene Corporation............    53,600        1,715

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Weyerhaeuser Company...............    37,800     $  2,137
                                                  --------
    TOTAL PAPER & FOREST
      PRODUCTS.....................                 10,899
                                                  --------
    TOTAL MATERIALS................                 39,388
                                                  --------
TELECOMMUNICATION SERVICES - 3.64%
DIVERSIFIED TELECOMMUNICATION - 3.56%
AT&T Corporation...................    59,050        1,316
Alltel Corporation.................    32,900        1,797
Bellsouth Corporation..............    46,200        1,939
SBC Communications,
  Incorporated.....................   115,648        4,770
Sprint Corporation.................   175,980        3,762
Verizon Communications,
  Incorporated.....................   173,136        9,535
Williams Communications Group,
  Incorporated.....................    36,680          166
WorldCom, Incorporated*............   142,000        2,591
                                                  --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION............                 25,876
                                                  --------
WIRELESS TELECOMMUNICATION - 0.08%
AT&T Wireless Group*...............    28,500          573
                                                  --------
    TOTAL WIRELESS
      TELECOMMUNICATION............                    573
                                                  --------
    TOTAL TELECOMMUNICATION
      SERVICES.....................                 26,449
                                                  --------
UTILITIES - 6.42%
ELECTRIC UTILITIES - 5.31%
American Electric Power Company,
  Incorporated.....................   135,700        6,696
CMS Energy Corporation.............    32,800        1,027
CNH Global NV......................   149,800          865
Dominion Resources,
  Incorporated.....................    20,844        1,428
DTE Energy Company.................    45,400        1,903
Edison International*..............   117,800        1,160
Entergy Corporation................   172,400        6,982
Northeast Utilities................   291,600        5,205
PG&E Corporation*..................    91,200          818
PPL Corporation....................    14,006          770
Potomac Electric Power Company.....    70,400        1,539

                                      SHARES       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
Reliant Energy, Incorporated.......   117,400     $  5,817
TXU Corporation....................    99,800        4,387
                                                  --------
    TOTAL ELECTRIC UTILITIES.......                 38,597
                                                  --------
GAS UTILITIES - 0.42%
Equitable Resources,
  Incorporated.....................    24,700        1,976
Peoples Energy Corporation.........    27,000        1,073
                                                  --------
    TOTAL GAS UTILITIES............                  3,049
                                                  --------
MULTI-UTILITIES - 0.69%
Scana Corporation..................    44,444        1,247
Williams Companies, Incorporated...    90,069        3,798
                                                  --------
    TOTAL MULTI-UTILITIES..........                  5,045
                                                  --------
    TOTAL UTILITIES................                 46,691
                                                  --------
    TOTAL COMMON STOCK.............                429,229
                                                  --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 11.91%
UNITED STATES TREASURY BILLS - 0.42%
4.445%, Due 6/14/2001, (Note B)....  $ 3,050      3,033
                                               --------
    TOTAL UNITED STATES TREASURY
      BILLS........................               3,033
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 11.49%
American Select Cash Reserve
  Fund..........................  63,040,677     63,041
AMR Investments Enhanced Yield
  Business Trust................  20,494,430     20,494
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 83,535
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 86,568
                                               --------
TOTAL INVESTMENTS - 106.97%
  (COST $712,767)...............                778,025
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (6.97%)..............                (50,728)
                                               --------
    TOTAL NET
      ASSETS - 100%.............               $727,297
                                               ========

---------------

Based on the cost of investments of $715,352 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $88,226, the aggregate gross unrealized depreciation was $25,553 and the net unrealized appreciation of investments was $62,673.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $ 23,918 or 3.29% of net assets.

(B) At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:
ADR - American Depositary Receipt
MTN - Medium-Term Note
TBA - To Be Announced
* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 95.4%
CONSUMER DISCRETIONARY - 10.11%
AUTO COMPONENTS - 0.32%
Dana Corporation................      72,000    $  1,413
TRW, Incorporated...............      28,700       1,104
                                                --------
    TOTAL AUTO COMPONENTS.......                   2,517
                                                --------
AUTOMOBILES - 1.19%
Ford Motor Company..............     271,424       8,002
General Motors Corporation......      25,509       1,398
                                                --------
    TOTAL AUTOMOBILES...........                   9,400
                                                --------
HOTELS, RESTAURANTS & LEISURE - 1.40%
Carnival Corporation............      35,000         928
Mandalay Resort Group*..........      94,900       2,255
P & O Princess Cruises PLC......      29,500         563
Tricon Global Restaurants*......      43,400       1,945
Wendy's International,
  Incorporated..................     213,500       5,408
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE...................                  11,099
                                                --------
HOUSEHOLD DURABLES - 1.83%
Fortune Brands, Incorporated....     126,300       3,934
Konnklijke Philips Electronics
  NV............................     129,766       3,997
Matsushita Electric Industrial
  Company Limited ADR...........     115,000       1,914
Newell Rubbermaid,
  Incorporated..................     173,600       4,680
                                                --------
    TOTAL HOUSEHOLD DURABLES....                  14,525
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.49%
Eastman Kodak Company...........      90,000       3,915
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                   3,915
                                                --------
MEDIA - 0.59%
Fox Entertainment Group,
  Incorporated*.................      87,300       2,003
Interpublic Group Companies,
  Incorporated..................      79,000       2,682
                                                --------
    TOTAL MEDIA.................                   4,685
                                                --------
MULTILINE RETAIL - 3.74%
Costco Wholesale Corporation*...      41,500       1,450
Federated Department Stores,
  Incorporated*.................     142,000       6,103
K Mart Corporation*.............     593,500       5,935
May Department Stores
  Company.......................     145,600       5,424
J.C. Penney Company,
  Incorporated..................      84,400       1,710
Sears Roebuck & Company.........     193,200       7,119
Target Corporation..............      50,400       1,938
                                                --------
    TOTAL MULTILINE RETAIL......                  29,679
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
SPECIALTY RETAIL - 0.29%
Toys R Us, Incorporated*........      92,800    $  2,301
                                                --------
    TOTAL SPECIALTY RETAIL......                   2,301
                                                --------
TEXTILES & APPAREL - 0.26%
Coach, Incorporated*............      62,411       2,025
                                                --------
    TOTAL TEXTILES & APPAREL....                   2,025
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  80,146
                                                --------
CONSUMER STAPLES - 5.12%
FOOD & DRUG RETAILING - 0.31%
Kroger Company*.................     110,000       2,485
                                                --------
    TOTAL FOOD & DRUG
      RETAILING.................                   2,485
                                                --------
FOOD PRODUCTS - 0.51%
Sara Lee Company................     203,928       4,060
                                                --------
    TOTAL FOOD PRODUCTS.........                   4,060
                                                --------
HOUSEHOLD PRODUCTS - 0.29%
Proctor & Gamble Company........      37,800       2,270
                                                --------
    TOTAL HOUSEHOLD PRODUCTS....                   2,270
                                                --------
PERSONAL PRODUCTS - 0.26%
Gillette Company................      72,000       2,042
                                                --------
    TOTAL PERSONAL PRODUCTS.....                   2,042
                                                --------
TOBACCO - 3.75%
Gallaher Group PLC, ADR.........     187,200       4,830
Imperial Tobacco Group PLC......     230,300       4,721
Philip Morris Companies,
  Incorporated..................     402,200      20,154
                                                --------
    TOTAL TOBACCO...............                  29,705
                                                --------
    TOTAL CONSUMER STAPLES......                  40,562
                                                --------
ENERGY - 10.61%
ENERGY EQUIPMENT & SERVICES - 2.65%
Baker Hughes, Incorporated......     163,900       6,440
Global Marine, Incorporated*....     138,100       3,970
Halliburton Company.............     245,100      10,591
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES..................                  21,001
                                                --------
OIL & GAS - 7.96%
BP Amoco, PLC...................     199,740      10,802
Conoco, Incorporated............     324,500       9,850
Devon Energy Corporation........      16,600         980
Occidental Petroleum
  Corporation...................     457,200      13,771
Phillips Petroleum Company......     141,600       8,439
Texaco, Incorporated............     110,500       7,987
Ultramar Diamond Shamrock.......      52,500       2,368
USX Marathon Group..............     278,325       8,895
                                                --------
    TOTAL OIL & GAS.............                  63,092
                                                --------
    TOTAL ENERGY................                  84,093
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
FINANCIALS - 21.04%
BANKS - 9.03%
Bank of America Corporation.....     231,403    $ 12,958
Bank One Corporation............     123,000       4,646
First Union Corporation.........     240,100       7,196
FleetBoston Financial
  Corporation...................     234,200       8,986
J P Morgan Chase & Company......     214,042      10,270
KeyCorp.........................     176,600       4,094
PNC Financial Services Group,
  Incorporated..................      33,527       2,182
Sanwa Bank Limited Japan........      30,000       2,159
U.S. Bancorp....................      58,460       1,238
UnionBanCal Corporation.........      47,600       1,454
Wachovia Corporation............      38,100       2,316
Washington Mutual,
  Incorporated..................     281,300      14,045
                                                --------
    TOTAL BANKS.................                  71,544
                                                --------
DIVERSIFIED FINANCIALS - 4.40%
American Express Company........      59,200       2,512
Bear Stearns Companies,
  Incorporated..................     102,200       5,141
CIT Group, Incorporated.........     141,700       5,200
CitiGroup, Incorporated.........     225,638      11,090
Federal National Mortgage
  Association...................      49,200       3,949
Household International,
  Incorporated..................      38,563       2,469
Morgan Stanley Dean Witter
  Discover & Company............      72,300       4,540
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                  34,901
                                                --------
INSURANCE - 7.61%
Allstate Corporation............     332,828      13,896
American General Corporation....     152,200       6,637
Aon Corporation.................     166,000       5,518
Chubb Corporation...............      34,000       2,269
Cincinnati Financial
  Corporation...................      63,000       2,418
Hartford Financial Services
  Group, Incorporated...........      34,800       2,161
Jefferson-Pilot Corporation.....      49,800       2,324
Lincoln National Corporation....      55,600       2,566
MBIA, Incorporated..............      51,000       2,440
Metlife, Incorporated...........     253,100       7,340
St. Paul Companies,
  Incorporated..................      70,400       3,175
Unumprovident Corporation.......      90,000       2,692
XL Capital Limited..............      97,200       6,882
                                                --------
    TOTAL INSURANCE.............                  60,318
                                                --------
    TOTAL FINANCIALS............                 166,763
                                                --------
HEALTH CARE - 5.84%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.53%
Baxter International,
  Incorporated..................      45,800       4,175
                                                --------
    TOTAL HEALTH CARE EQUIPMENT
      & SUPPLIES................                   4,175
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
HEALTH CARE PROVIDERS & SERVICES - 0.87%
Aetna, Incorporated*............     117,100    $  3,301
Health Net, Incorporated*.......      53,400       1,151
Trigon Healthcare,
  Incorporated*.................      41,000       2,468
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   6,920
                                                --------
PHARMACEUTICALS - 4.44%
Abbott Laboratories.............     120,000       5,566
Aventis.........................      36,000       2,768
Bristol-Myers Squibb Company....     155,800       8,725
Eli Lilly & Company.............      34,400       2,924
Johnson & Johnson...............      68,000       6,561
Merck & Company,
  Incorporated..................      15,300       1,162
Pfizer, Incorporated............      80,000       3,464
Watson Pharmaceuticals,
  Incorporated*.................      80,800       4,024
                                                --------
    TOTAL PHARMACEUTICALS.......                  35,194
                                                --------
    TOTAL HEALTH CARE...........                  46,289
                                                --------
INDUSTRIALS - 12.47%
AEROSPACE & DEFENSE - 2.63%
Boeing Company..................      77,500       4,789
Honeywell International
  Incorporated..................     151,100       7,386
Lockheed Martin Corporation.....      53,800       1,892
Northrop Grumman
  Corporation...................      50,100       4,522
Raytheon Company................      76,000       2,244
                                                --------
    TOTAL AEROSPACE & DEFENSE...                  20,833
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.81%
Cendant Corporation*............     213,200       3,782
DeLuxe Corporation..............     106,000       2,755
First Data Corporation..........      63,800       4,303
Waste Management,
  Incorporated*.................     466,995      11,399
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                  22,239
                                                --------
ELECTRICAL EQUIPMENT - 1.24%
Cooper Industries,
  Incorporated..................      82,300       3,076
Emerson Electrical Company......      60,900       4,059
Molex, Incorporated.............      85,000       2,694
                                                --------
    TOTAL ELECTRICAL
      EQUIPMENT.................                   9,829
                                                --------
INDUSTRIAL CONGLOMERATES - 2.50%
ITT Industries, Incorporated....     254,400      11,212
Minnesota Mining & Manufacturing
  Company.......................      24,000       2,856
Tyco International, Limited.....     107,500       5,737
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                  19,805
                                                --------
MACHINERY - 0.80%
Caterpillar, Incorporated.......      63,000       3,163

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Deere and Company...............      77,000    $  3,162
                                                --------
    TOTAL MACHINERY.............                   6,325
                                                --------
ROAD & RAIL - 2.49%
Burlington Northern,
  Incorporated..................     184,600       5,427
CNF Transportation,
  Incorporated..................     173,500       5,320
CSX Corporation.................     180,500       6,330
Norfolk Southern Corporation....     136,800       2,700
                                                --------
    TOTAL ROAD & RAIL...........                  19,777
                                                --------
    TOTAL INDUSTRIALS...........                  98,808
                                                --------
INFORMATION TECHNOLOGY - 5.76%
COMMUNICATIONS EQUIPMENT - 1.10%
ADC Telecommunications,
  Incorporated*.................     203,100       1,525
Alcatel Alsthom.................      76,000       2,467
Corning, Incorporated...........     123,100       2,705
Motorola, Incorporated..........     128,000       1,990
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.................                   8,687
                                                --------
COMPUTERS & PERIPHERALS - 2.55%
Electronics For Imaging,
  Incorporated*.................      83,500       2,321
Hewlett Packard Company.........      92,500       2,630
International Business Machines
  Corporation...................     111,500      12,838
NCR Corporation*................      51,000       2,398
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS...............                  20,187
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.20%
Agilent Technologies,
  Incorporated*.................      40,700       1,588
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                   1,588
                                                --------
IT CONSULTING & SERVICES - 0.23%
KPMG Consulting,
  Incorporated*.................     117,700       1,837
                                                --------
    TOTAL IT CONSULTING &
      SERVICES..................                   1,837
                                                --------
OFFICE ELECTRONICS - 0.34%
Ikon Office Solutions,
  Incorporated..................     277,600       1,721
Xerox Corporation...............     109,000         985
                                                --------
    TOTAL OFFICE ELECTRONICS....                   2,706
                                                --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.35%
National Semiconductor
  Corporation*..................      97,600       2,811
                                                --------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS......                   2,811
                                                --------
SOFTWARE - 0.99%
Cadence Design Systems,
  Incorporated*.................     111,000       2,298

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
Computer Association
  International, Incorporated...     147,100    $  4,735
Efunds Corporation*.............      40,548         791
                                                --------
    TOTAL SOFTWARE..............                   7,824
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                  45,640
                                                --------
MATERIALS - 8.34%
CHEMICALS - 3.81%
Crompton Corporation............     316,708       3,208
Dow Chemical Company............     235,300       7,871
E.I. du Pont de Nemours &
  Company.......................      58,600       2,648
Hercules, Incorporated*.........     149,000       1,781
IMC Global, Incorporated........     123,000       1,476
Imperial Chemical Industries,
  PLC...........................     168,700       4,045
Lyondell Chemical Company.......     301,100       4,730
Millennium Chemicals,
  Incorporated..................     142,800       2,399
PPG Industries, Incorporated....      38,000       2,020
                                                --------
    TOTAL CHEMICALS.............                  30,178
                                                --------
CONTAINERS & PACKAGING - 0.66%
Pactiv Corporation*.............     195,600       2,734
Smurfit Stone Container
  Corporation*..................     170,000       2,491
                                                --------
    TOTAL CONTAINERS &
      PACKAGING.................                   5,225
                                                --------
METALS & MINING - 1.41%
Alcan Aluminum Limited..........      83,000       3,693
Alcoa, Incorporated.............     124,468       5,153
Pohang Iron & Steel Limited.....      81,000       1,621
USX-US Steel Group..............      37,200         685
                                                --------
    TOTAL METALS & MINING.......                  11,152
                                                --------
PAPER & FOREST PRODUCTS - 2.46%
Georgia-Pacific Corporation.....     125,900       3,821
International Paper Company.....     108,482       4,250
Sappi Limited...................     402,000       3,759
UPM Kymmene Corporation.........      74,000       2,368
Weyerhaeuser Company............      94,800       5,359
                                                --------
    TOTAL PAPER & FOREST
      PRODUCTS..................                  19,557
                                                --------
    TOTAL MATERIALS.............                  66,112
                                                --------
TELECOMMUNICATION SERVICES - 5.93%
DIVERSIFIED TELECOMMUNICATION - 5.80%
Alltel Corporation..............      58,000       3,167
AT&T Corporation................      99,100       2,208
Bellsouth Corporation...........      74,000       3,105
SBC Communications,
  Incorporated..................     239,422       9,876
Sprint Corporation..............     261,960       5,601
Telefonica SA*..................      43,367       2,180
Verizon Communications,
  Incorporated..................     290,432      15,994
Williams Communications
  Group*........................      51,482         233

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
WorldCom, Incorporated*.........     198,000    $  3,613
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION.........                  45,977
                                                --------
WIRELESS TELECOMMUNICATION - 0.13%
AT&T Wireless Group*............      50,100       1,007
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION.........                   1,007
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES..................                  46,984
                                                --------
UTILITIES - 10.18%
ELECTRIC UTILITIES - 8.26%
American Electric Power Company,
  Incorporated..................     209,300      10,327
CMS Energy Corporation..........      58,300       1,825
CNH Global NV...................     241,430       1,393
DTE Energy Company..............     181,100       7,592
Duke Energy Company.............      66,800       3,124
Edison International*...........     206,300       2,032
Entergy Corporation.............     241,400       9,777
Northeast Utilities.............     412,000       7,354
PG&E Corporation*...............     123,100       1,104
Potomac Electric Power
  Company.......................     183,400       4,009
PPL Corporation.................      24,047       1,323
Reliant Energy, Incorporated....     183,700       9,102
TXU Corporation.................     147,600       6,488
                                                --------
    TOTAL ELECTRIC UTILITIES....                  65,450
                                                --------
GAS UTILITIES - 0.59%
Equitable Resources,
  Incorporated..................      33,500       2,680
Peoples Energy Corporation......      50,400       2,003
                                                --------
    TOTAL GAS UTILITIES.........                   4,683
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MULTI-UTILITIES - 1.33%
Enron Corporation...............      45,200    $  2,835
Scana Corporation...............      79,202       2,223
Williams Companies,
  Incorporated..................     130,668       5,510
                                                --------
    TOTAL MULTI-UTILITIES.......                  10,568
                                                --------
    TOTAL UTILITIES.............                  80,701
                                                --------
    TOTAL COMMON STOCK..........                 756,098
                                                --------

                                       PAR
                                     AMOUNT
                                     -------
SHORT-TERM INVESTMENTS - 9.69%
U.S. TREASURY BILLS - 0.32%
  4.44%, Due 6/14/2001
    (Note A).......................  $ 2,550      2,536
                                               --------
    TOTAL U.S. TREASURY BILLS......               2,536
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 9.37%
American Select Cash Reserve
  Fund..........................  60,496,135     60,496
AMR Investments Enhanced Yield
  Business Trust................  13,774,136     13,774
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 74,270
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 76,806
                                               --------
TOTAL INVESTMENTS - 105.09%
  (COST $745,715)...............                832,904
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.09%)..............                (40,303)
                                               --------
TOTAL NET ASSETS - 100%.........               $792,601
                                               ========

---------------

Based on the cost of investments of $757,077 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $125,272, the aggregate gross unrealized depreciation was $49,445, and the net unrealized appreciation of investments was $75,827.

(A) At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

ADR - American Depositary Receipt
* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
COMMON STOCK - 90.46%
CONSUMER DISCRETIONARY - 28.07%
AUTO COMPONENTS - 3.26%
Arvinmeritor, Incorporated..........   35,500      $    546
Bandag, Incorporated................    3,600            86
Borg-Warner Automotive,
  Incorporated......................   15,000           668
Cooper Tire & Rubber Company........   43,300           521
Hawk Corporation*...................   50,400           272
Hayes Lemmerz International,
  Incorporated*.....................    7,900            61
Lear Corporation*...................   21,000           756
Tower Automotive, Incorporated*.....   24,700           262
                                                   --------
    TOTAL AUTO COMPONENTS...........                  3,172
                                                   --------
AUTOMOBILES - 0.28%
Thor Industries, Incorporated.......    6,600           154
Winnebago Industries, Incorporated..    6,600           120
                                                   --------
    TOTAL AUTOMOBILES...............                    274
                                                   --------
DISTRIBUTORS - 0.13%
Brightpoint, Incorporated*..........   32,000           126
                                                   --------
    TOTAL DISTRIBUTORS..............                    126
                                                   --------
HOTELS RESTAURANTS & LEISURE - 4.28%
American Coin Merchandising*........   96,900           282
Boyd Gaming Corporation*............   21,700           102
Churchill Downs, Incorporated.......    4,400           136
IHOP Corporation*...................   24,100           499
Isle Capri Casinos, Incorporated*...   52,200           477
Mandalay Resort Group*..............   91,200         2,167
Pinnacle Entertainment,
  Incorporated*.....................   11,100           111
Prime Hospitality Corporation*......   17,500           180
Ryan's Family Steak Houses,
  Incorporated*.....................   17,100           205
                                                   --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE.......................                  4,159
                                                   --------
HOUSEHOLD DURABLES - 10.21%
American Greetings Corporation......   31,900           367
Centex Corporation..................    6,800           293
Clayton Homes, Incorporated.........   12,000           167
D.R. Horton, Incorporated...........   16,136           391
Furniture Brands International,
  Incorporated*.....................   33,400           757
KB Home.............................    9,400           284
Lennar Corporation..................   19,000           832
Libbey, Incorporated................      400            14
M.D.C. Holdings, Incorporated.......    4,510           194
M/I Schottenstein Homes,
  Incorporated......................   26,900         1,045
Meritage Corporation*...............    6,200           253
Mohawk Industries, Incorporated*....    8,000           261
Oneida Limited......................    2,600            42
Pulte Corporation...................   25,400         1,188
Ryland Group, Incorporated..........    4,400           209

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Springs Industries, Incorporated....    5,000      $    223
Standard Pacific Corporation........   86,100         1,757
Topps, Incorporated*................  152,900         1,506
Westpoint Stevens, Incorporated.....   21,700           140
                                                   --------
    TOTAL HOUSEHOLD DURABLES........                  9,923
                                                   --------
INTERNET & CATALOG RETAIL - 0.08%
PC Connection, Incorporated*........    5,900            79
                                                   --------
    TOTAL INTERNET & CATALOG
      RETAIL........................                     79
                                                   --------
LEISURE EQUIPMENT & PRODUCTS - 4.08%
Activision, Incorporated*...........   33,500           913
Brunswick Corporation...............  114,600         2,299
Jakks Pac, Incorporated*............   14,600           209
Midway Games, Incorporated*.........   49,600           491
Sturm Ruger & Company,
  Incorporated......................    5,000            49
                                                   --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS......................                  3,961
                                                   --------
MEDIA - 0.38%
Media General, Incorporated.........    2,300           111
World Wrestling Federation
  Entertainment, Incorporated*......   18,800           256
                                                   --------
    TOTAL MEDIA.....................                    367
                                                   --------
MULTILINE RETAIL - 1.61%
Consolidated Stores Corporation*....   43,900           483
Ross Stores, Incorporated...........   34,800           765
Saks, Incorporated*.................   21,200           252
ShopKo Stores, Incorporated*........    8,500            68
                                                   --------
    TOTAL MULTILINE RETAIL..........                  1,568
                                                   --------
SPECIALTY RETAIL - 2.60%
Buckle, Incorporated*...............    6,200           126
Cato Corporation....................    5,200            92
Footstar, Incorporated*.............   10,500           383
Genesco, Incorporated*..............   14,200           406
Handleman Company*..................   16,100           182
Hughes Supply, Incorporated.........   13,000           197
United Rentals, Incorporated*.......   34,400           689
Wilsons Leather Experts,
  Incorporated*.....................    5,400           119
Zale Corporation*...................    9,900           330
                                                   --------
    TOTAL SPECIALTY RETAIL..........                  2,524
                                                   --------
TEXTILES & APPAREL - 1.16%
Kellwood Company....................   13,100           280
Liz Claiborne, Incorporated.........   10,500           516
Nautica Enterprises,
  Incorporated*.....................    8,500           156
Russell Corporation.................      500            10
Whitehall Jewellers,
  Incorporated*.....................   20,500           168
                                                   --------
    TOTAL TEXTILES & APPAREL........                  1,130
                                                   --------
    TOTAL CONSUMER DISCRETIONARY....                 27,283
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 2.82%
FOOD & DRUG RETAILING - 1.08%
Supervalu, Incorporated.............   76,600      $  1,047
                                                   --------
    TOTAL FOOD & DRUG RETAILING.....                  1,047
                                                   --------
FOOD PRODUCTS - 1.04%
IBP, Incorporated...................    3,300            53
Interstate Bakeries Corporation.....   28,800           404
Pilgrims Pride Corporation..........    7,200            76
RalCorp Holdings, Incorporated*.....   28,700           479
                                                   --------
    TOTAL FOOD PRODUCTS.............                  1,012
                                                   --------
PERSONAL PRODUCTS - 0.22%
Nu Skin Enterprises,
  Incorporated*.....................   29,200           216
                                                   --------
    TOTAL PERSONAL PRODUCTS.........                    216
                                                   --------
TOBACCO - 0.48%
Schweitzer Mauduit International,
  Incorporated......................    4,100            88
Universal Corporation...............    9,700           375
                                                   --------
    TOTAL TOBACCO...................                    463
                                                   --------
    TOTAL CONSUMER STAPLES..........                  2,738
                                                   --------
ENERGY - 2.97%
OIL & GAS - 2.97%
Berry Petroleum Company.............   12,200           146
Port Financial Corporation..........   11,900           221
Prize Energy Corporation*...........    1,200            25
Tesoro Petroleum Corporation*.......   21,700           323
Ultramar Diamond Shamrock...........   10,000           451
Valero Energy Corporation...........   16,900           814
Vintage Petroleum, Incorporated.....   44,100           911
                                                   --------
    TOTAL OIL & GAS.................                  2,891
                                                   --------
    TOTAL ENERGY....................                  2,891
                                                   --------
FINANCIALS - 14.52%
BANKS - 3.86%
American Financial Holdings,
  Incorporated......................   17,600           362
Berkshire Hill Bancorp,
  Incorporated......................   15,100           264
Citizens Banking Corporation of
  Michigan..........................   11,200           281
Colonial Bancgroup, Incorporated....   29,500           367
Community First Bankshares,
  Incorporated......................    8,600           181
Corus Bankshares, Incorporated......    5,200           267
Evertrust Financial Group,
  Incorporated......................   13,600           184
First Citizens Bancshares,
  Incorporated......................    4,400           415
First Midwest BanCorp,
  Incorporated......................   12,200           345
First Republic Bank of San
  Francisco*........................    2,475            54
1st Source Corporation..............    1,000            19

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Klamath First Bancorp,
  Incorporated......................   16,300      $    218
MAF Bancorp, Incorporated...........    5,400           146
PFF Bancorp, Incorporated...........    2,500            54
Provident Financial Group,
  Incorporated......................    1,900            57
The Trust Company of New Jersey.....   10,800           193
Washington Federal, Incorporated....       50             1
Webster Financial Corporation of
  Waterbury.........................   10,200           325
Westcorp, Incorporated..............    1,200            22
                                                   --------
    TOTAL BANKS.....................                  3,755
                                                   --------
DIVERSIFIED FINANCIALS - 0.33%
Affiliated Managers Group,
  Incorporated*.....................    4,100           231
WFS Financial, Incorporated*........    4,300            88
                                                   --------
    TOTAL DIVERSIFIED FINANCIALS....                    319
                                                   --------
INSURANCE - 4.32%
American Financial Group,
  Incorporated......................    2,200            58
AmerUs Group Company................    9,100           291
Commerce Group, Incorporated........   19,500           672
Delphi Financial Group,
  Incorporated*.....................    6,072           193
Horace Mann Educators Corporation...   40,200           682
IPC Holdings Limited*...............    8,300           190
Mony Group, Incorporated............   22,700           798
National Western Life Insurance
  Company*..........................      900            95
Protective Life Corporation.........   36,900         1,104
State Auto Financial Corporation....    7,400           114
                                                   --------
    TOTAL INSURANCE.................                  4,197
                                                   --------
REAL ESTATE - 6.01%
Arden Realty, Incorporated..........   22,600           567
Boykin Lodging Company..............   10,100           118
Camden Property Trust...............   13,500           450
Catellus Development Corporation*...   10,400           169
Del Webb Corporation*...............    5,100           172
Dollar Thrifty Automotive Group*....   32,900           727
FelCor Lodging Trust,
  Incorporated......................    7,600           167
Glenborough Realty Trust,
  Incorporated......................   13,800           240
Interpool, Incorporated.............    8,800           122
Mack-Cali Realty Corporation........    6,600           177
Post Properties, Incorporated.......   25,600           944
Trammell Crow Company*..............   84,100           944
Trizec Hahn Corporation.............   31,600           490
Ventas, Incorporated................   48,500           428
Winston Hotels, Incorporated........   15,100           125
                                                   --------
    TOTAL REAL ESTATE...............                  5,840
                                                   --------
    TOTAL FINANCIALS................                 14,111
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
HEALTH CARE - 2.69%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.16%
Ocular Sciences, Incorporated*......      700      $     12
Thoratec Corporation*...............  121,422         1,115
                                                   --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES......................                  1,127
                                                   --------
HEALTH CARE PROVIDERS & SERVICES - 1.53%
Health Net, Incorporated*...........   33,900           730
Pacificare Health Systems*..........    3,100           110
Service Corporation
  International*....................   10,400            49
Stewart Enterprises,
  Incorporated*.....................   32,800           171
US Oncology, Incorporated*..........   48,301           432
                                                   --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES......................                  1,492
                                                   --------
    TOTAL HEALTH CARE...............                  2,619
                                                   --------
INDUSTRIALS - 19.88%
AEROSPACE & DEFENSE - 0.35%
GenCorp, Incorporated...............   14,800           178
Kaman Corporation...................    1,400            23
Triumph Group, Incorporated*........    3,400           143
                                                   --------
    TOTAL AEROSPACE & DEFENSE.......                    344
                                                   --------
BUILDING PRODUCTS - 0.68%
Dal-Tile International,
  Incorporated*.....................   11,400           170
Griffon Corporation*................    4,400            41
NCI Building Systems,
  Incorporated*.....................    9,800           118
Nortek, Incorporated*...............    4,900           137
Universal Fastener Products,
  Incorporated......................    9,100           149
Watsco, Incorporated................    3,600            47
                                                   --------
    TOTAL BUILDING PRODUCTS.........                    662
                                                   --------
COMMERCIAL SERVICES & SUPPLIES - 7.41%
C D I Corporation*..................   11,000           162
Deluxe Corporation..................   78,200         2,032
Encompass Services Corporation*.....   38,200           196
Galileo International,
  Incorporated......................    6,500           159
John H. Harland Company.............   21,500           467
Heidrick & Struggles International,
  Incorporated*.....................   29,200           737
Korn/Ferry International*...........   54,700           985
Mac Gray Corporation*...............   25,500            93
Mail-Well, Incorporated*............   25,200           121
McGrath Rentcorp....................      900            22
New England Business Service,
  Incorporated......................    2,100            39
Spherion Corporation*...............   34,200           279
Standard Register Company...........    7,000           113
United Stationers, Incorporated*....   16,100           458
Valassis Communications,
  Incorporated*.....................   35,300         1,248

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Volt Informations Sciences,
  Incorporated*.....................    5,000      $     87
                                                   --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES......................                  7,198
                                                   --------
CONSTRUCTION & ENGINEERING - 0.31%
Mastec, Incorporated*...............   13,700           201
URS Corporation*....................    4,700           101
                                                   --------
    TOTAL CONSTRUCTION &
      ENGINEERING...................                    302
                                                   --------
ELECTRICAL EQUIPMENT - 1.71%
A O Smith Corporation...............    4,700            90
Ametek Aerospace Products,
  Incorporated......................    3,200            88
Asyst Technologies, Incorporated*...   10,100           187
Generale Cable Corporation..........   13,800           164
National Service Industries,
  Incorporated......................   13,400           323
SLI, Incorporated...................    1,400            10
Tecumseh Products Company...........   14,200           700
Wesco International,
  Incorporated*.....................   12,900            96
                                                   --------
    TOTAL ELECTRICAL EQUIPMENT......                  1,658
                                                   --------
INDUSTRIAL CONGLOMERATES - 0.43%
Gentek, Incorporated................    7,100            88
Standex International Corporation...    4,300           103
U.S. Industries, Incorporated.......   44,600           228
                                                   --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.................                    419
                                                   --------
MACHINERY - 4.40%
Albany International Corporation*...    8,052           160
Astec Industries, Incorporated*.....    6,700           127
Briggs & Stratton Corporation.......    5,900           239
Denison International PLC*..........   35,800           558
Graco, Incorporated.................    3,900           107
Harsco Corporation..................    6,300           178
JLG Industries, Incorporated........   24,000           295
Lincoln Electric Holdings,
  Incorporated......................   11,100           226
Manitowoc Company, Incorporated.....    4,600           127
Milacron, Incorporated..............   13,200           241
Mueller Industries, Incorporated*...   18,400           595
Nacco Industries, Incorporated......    2,200           149
Reliance Steele & Aluminum
  Company...........................    2,600            76
Terex Corporation*..................    7,300           143
Trinity Industries, Incorporated....   23,000           449
USEC, Incorporated..................   11,400            95
Wabash National Corporation.........   37,600           452
Watts Industries, Incorporated......    3,900            64
                                                   --------
    TOTAL MACHINERY.................                  4,281
                                                   --------
MARINE - 0.24%
Teekay Shipping Corporation.........    4,600           233
                                                   --------
    TOTAL MARINE....................                    233
                                                   --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
ROAD & RAIL - 4.35%
Amerco*.............................    8,900      $    164
Arkansas Best Corporation*..........    2,600            51
Arnold Industries, Incorporated.....    6,100           109
CNF Transportation, Incorporated....   15,800           484
Kansas City Southern Industries,
  Incorporated*.....................   27,700           355
Roadway Express, Incorporated.......   10,600           259
Ryder Systems, Incorporated.........    8,000           158
Swift Transportation,
  Incorporated*.....................    3,900            71
US Freightways Corporation..........   66,300         1,738
Wabtec Corporation..................   16,900           226
Wisconsin Central Transportation
  Corporation*......................    6,800           109
Xtra Corporation*...................    5,600           284
Yellow Corporation*.................   12,200           222
                                                   --------
    TOTAL ROAD & RAIL...............                  4,230
                                                   --------
    TOTAL INDUSTRIALS...............                 19,327
                                                   --------
INFORMATION TECHNOLOGY - 8.03%
COMMUNICATIONS EQUIPMENT - 0.12%
Adtran, Incorporated*...............    3,300            90
Audiovox Corporation*...............    3,000            25
                                                   --------
    TOTAL COMMUNICATIONS
      EQUIPMENT.....................                    115
                                                   --------
COMPUTERS & PERIPHERALS  - 1.18%
Creative Technology Limited.........   71,700           649
Iomega Corporation*.................  146,400           496
                                                   --------
    TOTAL COMPUTERS & PERIPHERALS...                  1,145
                                                   --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.58%
ACT Manufacturing, Incorporated*....    2,400            41
Avnet, Incorporated.................   30,000           765
Cohu, Incorporated..................   11,100           201
Kemet Corporation*..................   38,800           796
Pioneer Standard Electronics,
  Incorporated......................   17,400           209
Tech Data Corporation*..............    7,300           254
Woodward Governor Company...........    3,700           242
                                                   --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...................                  2,508
                                                   --------
INTERNET SOFTWARE & SERVICES - 0.26%
Viant Corporation*..................   95,700           248
                                                   --------
    TOTAL INTERNET SOFTWARE &
      SERVICES......................                    248
                                                   --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.94%
Credence Systems Corporation*.......    8,700           207
Cymer, Incorporated*................    6,000           197
Ess Technology, Incorporated*.......   23,200           160
Electroglas, Incorporated*..........    6,800           106
Fairchild Semiconductor
  International*....................   45,100           816

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
General Semiconductor,
  Incorporated*.....................   20,500      $    237
Kulicke & Soffa Industries,
  Incorporated*.....................    7,200           121
Lam Resh Corporation*...............    9,900           293
Silicon Storage Technology,
  Incorporated*.....................    3,900            38
Varian Semiconductor Equipment,
  Incorporated*.....................   15,100           688
                                                   --------
    TOTAL SEMICONDUCTOR EQUIPMENT &
      PRODUCTS......................                  2,863
                                                   --------
SOFTWARE - 0.95%
Avant! Corporation*.................   10,400           203
Captaris, Incorporated*.............   19,500            41
JDA Software Group, Incorporated*...   38,200           572
THQ, Incorporated*..................    2,800           107
                                                   --------
    TOTAL SOFTWARE..................                    923
                                                   --------
    TOTAL INFORMATION TECHNOLOGY....                  7,802
                                                   --------
MATERIALS - 7.07%
CHEMICALS - 1.58%
Crompton Corporation................   15,800           160
Georgia Gulf Corporation............   10,200           187
International Specialty Products*...   22,500           201
NL Industries, Incorporated.........   16,600           249
Polyone Corporation.................   10,400            88
Solutia, Incorporated...............   33,700           428
Spartech Corporation................   12,200           220
                                                   --------
    TOTAL CHEMICALS.................                  1,533
                                                   --------
CONSTRUCTION MATERIALS - 1.61%
Centex Construction Products,
  Incorporated......................   10,500           300
Lafarge Corporation.................   27,000           911
Texas Industries, Incorporated......   11,600           356
                                                   --------
    TOTAL CONSTRUCTION MATERIALS....                  1,567
                                                   --------
CONTAINERS & PACKAGING - 0.78%
Ball Corporation....................    5,800           267
Caraustar Industries,
  Incorporated......................    4,000            32
Myers Industries, Incorporated......    3,450            52
Pactiv Corporation*.................   10,000           140
Rock Tenn Company...................    4,500            53
Silgan Holdings, Incorporated*......    4,300            59
Sonoco Products Company.............    7,100           159
                                                   --------
    TOTAL CONTAINERS & PACKAGING....                    762
                                                   --------
METALS & MINING - 1.98%
AK Steel Holdings Corporation.......   52,800           685
Allegheny Technologies,
  Incorporated......................   43,100           786
Commercial Metals Company...........    7,100           183
Quanex Corporation..................    4,700            97
Steel Dynamics, Incorporated*.......    7,600           109

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - (CONTINUED)
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                       SHARES        VALUE
                                      ---------   -----------
                                      (DOLLARS IN THOUSANDS)
Worthington Industries,
  Incorporated......................    5,600      $     67
                                                   --------
    TOTAL METALS & MINING...........                  1,927
                                                   --------
PAPER & FOREST PRODUCTS - 1.12%
Buckeye Technologies,
  Incorporated*.....................   20,000           244
Georgia-Pacific Corporation.........   25,300           749
Glatfelter PH Company...............    4,600            66
Pope & Talbot, Incorporated.........    2,100            29
                                                   --------
    TOTAL PAPER & FOREST PRODUCTS...                  1,088
                                                   --------
    TOTAL MATERIALS.................                  6,877
                                                   --------
UTILITIES - 4.41%
ELECTRIC UTILITIES - 3.83%
CH Energy Group, Incorporated.......    5,100           225
Cleco Corporation...................    6,400           288
OGE Energy Corporation..............   41,000           904
R G S Energy Group, Incorporated....   45,400         1,689
UIL Holdings Corporation............   12,700           622
                                                   --------
    TOTAL ELECTRIC UTILITIES........                  3,728
                                                   --------
GAS UTILITIES - 0.58%
MDU Resource Group, Incorporated....    4,500           180
UGI Corporation.....................   14,600           386
                                                   --------
    TOTAL GAS UTILITIES.............                    566
                                                   --------
    TOTAL UTILITIES.................                  4,294
                                                   --------
    TOTAL COMMON STOCK..............                 87,942
                                                   --------

                                        PAR
                                      AMOUNT       VALUE
                                     ---------   ----------
                                     (DOLLARS IN THOUSANDS)
SHORT-TERM INVESTMENTS - 27.35%
U.S. TREASURY BILLS - 1.76%
U.S. Treasury Bill, 4.45%, Due
  6/14/2001 (Note A)...............   $ 1,720     $  1,711
                                                  --------
    TOTAL U.S. TREASURY BILLS......                  1,711
                                                  --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 25.59%
American Select Cash Reserve
  Fund..........................  20,423,594     20,424
AMR Investments Enhanced Yield
  Business Trust................   4,449,386      4,449
                                               --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                 24,873
                                               --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                 26,584
                                               --------
    TOTAL INVESTMENTS - 117.81%
      (COST $105,296)...........                114,526
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (17.81%).............                (17,316)
                                               --------
TOTAL NET ASSETS - 100%.........               $ 97,210
                                               ========

---------------

Based on the cost of investments of $105,298 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $12,651, the aggregate gross unrealized depreciation was $3,423, and the net unrealized appreciation of investments was $9,228.

(A)At April 30, 2001, security held as collateral for open futures contracts.

ABBREVIATIONS:

* - Non-income producing

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 90.50%
AUSTRALIA COMMON STOCK - 3.37%
Australia & New Zealand
  Banking Group..............    1,456,861   $   10,425
Cable and Wireless Optus,
  144A (Note A)..............    1,407,803        2,554
CSR Limited..................    1,850,000        5,055
Iluka Resources..............      360,594          906
Mayne Nickless Limited.......      965,000        3,152
News Corporation Preferred
  Rights.....................      345,000        2,784
QBE Insurance Group
  Limited....................    1,787,918       10,319
WMC Limited..................      785,000        3,773
                                             ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                    38,968
                                             ----------
AUSTRIA - 0.71%
PREFERRED STOCK - 0.36%
Bayer Hypo Vereins AG........       76,000        4,212
                                             ----------
    TOTAL AUSTRIA PREFERRED
      STOCK..................                     4,212
                                             ----------
COMMON STOCK - 0.35%
Boehler-Uddeholm.............       34,505        1,359
Evn Energie-Versorgung
  Niederoesterreich AG.......       13,380          396
VA Technologie AG, 144A (Note
  A).........................       11,000          366
Wienerberger Baust...........       97,000        1,902
                                             ----------
    TOTAL AUSTRIA COMMON
      STOCK..................                     4,023
                                             ----------
    TOTAL AUSTRIA............                     8,235
                                             ----------
CANADA COMMON STOCK - 2.56%
Alcan Aluminum Limited.......      125,000        5,561
BCE, Incorporated............      215,420        5,382
Canadian National Railway
  Company....................      101,300        4,022
Canadian Natural Resources
  Limited....................       33,037        1,029
Husky Energy Incorporated....      240,000        2,484
Manulife Financial
  Corporation................      278,057        7,006
Transcanada Pipelines
  Limited....................      351,000        4,152
                                             ----------
    TOTAL CANADA COMMON
      STOCK..................                    29,636
                                             ----------
DENMARK COMMON STOCK - 0.17%
Tele Danmark AS..............       52,000        1,977
                                             ----------
    TOTAL DENMARK COMMON
      STOCK..................                     1,977
                                             ----------
FINLAND COMMON STOCK - 2.10%
Enso-Gutzeit OY, "R".........      212,000        2,387
Konecranes International.....       96,000        3,064
Metsa-Serla OY, "B"..........      100,000          749
Metso OYJ....................      160,564        1,624
Nordic Baltic Holdings.......      442,300        2,647

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
UPM-Kymmene OY...............      442,770   $   13,877
                                             ----------
    TOTAL FINLAND COMMON
      STOCK..................                    24,348
                                             ----------
FRANCE COMMON STOCK - 8.32%
Alcatel Alsthom CG...........       25,000          813
Aventis SA...................      343,847       26,612
Axa SA.......................       96,046       11,324
Banque Nationale de Paris....      136,070       12,087
BIC SA.......................       95,420        3,653
Lagardere S.C.A. ............       86,800        5,040
Michelin (CGDE)..............       57,500        1,907
Pechiney SA..................       51,800        2,723
Saint Gobain.................       19,484        2,936
Suez Lyonn Eaux..............       25,800        3,811
Total Fina...................      147,339       21,945
Vivendi Universal SA.........       48,625        3,365
                                             ----------
    TOTAL FRANCE COMMON
      STOCK..................                    96,216
                                             ----------
GERMANY COMMON STOCK - 6.67%
Allianz AG...................       17,625        5,070
BASF AG......................       57,000        2,450
BAYER AG.....................       90,000        3,790
Bayer Hypo Vereins...........      153,700        8,568
Boss (Hugo) AG...............       22,550        6,789
Depfa DT Pfander.............       75,390        5,013
Duetsche Post AG.............      166,000        2,829
E. On AG.....................      331,325       16,669
Fresenius Medical Care AG....       32,550        1,530
Gehe AG......................      118,800        4,739
Krones AG....................      105,000        3,770
Merck KGAA...................       94,000        3,283
Muenchener Rueckversicherung
  AG, DEM 10.................       13,676        3,897
Muenchener Rueckversicherung
  AG, DEM 5..................          293           21
Thyssen Krupp AG.............      120,700        1,876
Volkswagen AG................       78,500        3,897
Vossloh AG...................      138,145        2,915
                                             ----------
    TOTAL GERMANY COMMON
      STOCK..................                    77,106
                                             ----------
HONG KONG COMMON STOCK - 2.72%
Cheung Kong Holdings
  Limited....................      330,000        3,671
Henderson Land Development
  Company....................    1,142,000        5,243
Hong Kong Electric Holdings..    1,685,900        5,750
Huaneng Power International..    9,286,000        5,358
Hutchinson Whampoa Limited...      165,000        1,772
South China Morning Post.....    7,133,000        4,550
Swire Pacific................      918,200        5,063
                                             ----------
    TOTAL HONG KONG COMMON
      STOCK..................                    31,407
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.95%
Allied Irish Banks...........      880,480   $    9,679
Elan Corporation PLC.........       78,800        3,952
Greencore Group..............    1,377,830        3,164
Jefferson Smurfit............    3,112,022        5,794
                                             ----------
    TOTAL IRELAND COMMON
      STOCK..................                    22,589
                                             ----------
ITALY COMMON STOCK - 2.95%
Alleanza Assicuraz...........      242,100        3,063
BCA Naz Del Lavoro...........    1,030,000        3,278
Eni SPA......................    2,352,195       16,100
Sao Paolo Imi SPA............      219,980        3,072
STET Telecom Italia..........      777,970        8,642
                                             ----------
    TOTAL ITALY COMMON
      STOCK..................                    34,155
                                             ----------
JAPAN COMMON STOCK - 14.18%
Best Denki Company...........      300,000        1,360
Canon, Incorporated..........      368,000       14,448
Circle K Japan Company.......      160,300        4,684
Fujitsu......................      430,000        5,917
Hitachi Limited..............      681,000        6,604
Kanamoto Company.............      310,000        1,355
KAO Corporation..............      245,000        6,227
Komatsu......................      711,000        4,029
Makita Corporation...........      105,000          674
Matsushita Electric
  Industrial Company.........      164,000        2,735
Matsuzakaya Company..........      500,000        1,295
Mizuho Holdings..............          729        4,491
Namco........................      231,900        4,543
NEC Corporation..............       76,000        1,387
Nikko Securities Company
  Limited....................      364,000        3,094
Nintendo Company Limited.....       84,900       13,676
Nippon Telephone & Telegraph
  Company....................          600        3,813
Nissan Motor Company.........    1,281,000        8,783
Nomura Securities............      300,000        6,338
NTT Mobile Communication.....          309        6,353
Okumura Corporation..........      700,000        2,935
Orix Corporation.............       29,900        2,612
Promise Company Limited......       56,800        4,644
Sankyo Company...............      283,000        5,910
Sanyo Shinpan Finance
  Company....................      113,100        4,486
Shohkoh Fund and Company
  Limited....................       38,010        5,695
Sony Corporation.............      166,800       12,476
Sumitomo Mitsui Banking
  Corporation................      403,800        3,772
Sumitomo Trust & Banking.....      412,000        2,798
Takefuji Corporation.........       98,800        7,742
TDK Corporation..............       24,300        1,412
Welfide......................      457,000        3,947
Yamanouchi Pharmaceutical
  Company Limited............       72,000        1,993

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Yasuda Fire and Marine
  Insurance Company..........      288,000   $    1,762
                                             ----------
    TOTAL JAPAN COMMON
      STOCK..................                   163,990
                                             ----------
LUXEMBOURG COMMON STOCK - 0.22%
Stolt-Nielsen SA, "B"........      152,000        2,533
                                             ----------
    TOTAL LUXEMBOURG COMMON
      STOCK..................                     2,533
                                             ----------
MALAYSIA COMMON STOCK - 0.16%
Golden Hope Plantations
  BHD........................    2,383,053        1,894
                                             ----------
    TOTAL MALAYSIA COMMON
      STOCK..................                     1,894
                                             ----------
MEXICO COMMON STOCK - 0.52%
America Movil S.A. de C.V....      104,000        1,914
Industrias Penoles...........      430,000          507
Telmex ADR...................      104,000        3,598
                                             ----------
    TOTAL MEXICO COMMON
      STOCK..................                     6,019
                                             ----------
NETHERLANDS COMMON STOCK - 6.21%
ABM Ambro Holdings NV........      284,100        5,717
Akzo Nobel NV................      400,396       16,666
CNH Global NV................      240,000        1,385
Ing Groep NV.................      280,069       19,111
Kon KPN NV...................      338,000        4,129
Philips Electronics NV.......      679,177       19,936
Vedior NV....................      106,125        1,082
Wolters Kluwer...............      138,300        3,823
                                             ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    71,849
                                             ----------
NEW ZEALAND COMMON STOCK - 1.31%
Carter Holt Harvey Limited...    1,205,889          910
Fisher & Paykel Limited......      880,000        3,156
Fletcher Building Limited....    2,134,654        2,068
Telecom Corporation of New
  Zealand....................    3,363,162        9,054
                                             ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                    15,188
                                             ----------
NORWAY COMMON STOCK - 1.43%
DNB Holdings, AS.............      810,000        3,555
Kvaerner Industries AS,
  Series A...................      349,877        2,572
Norsk Hydro AS...............       90,000        3,921
Nycomed AS, Series B.........      324,320        2,455
Telenor AS...................      860,800        4,033
                                             ----------
    TOTAL NORWAY COMMON
      STOCK..................                    16,536
                                             ----------
PORTUGAL COMMON STOCK - 0.91%
Electric De Portugal.........    1,224,200        3,322
Portugal Telecom.............      739,730        7,175
                                             ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                    10,497
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
SINGAPORE COMMON STOCK - 2.34%
Development Bank of Singapore
  Group Holdings.............      540,795   $    4,721
Creative Technology..........      453,100        4,179
Overseas Chinese Bank........      547,650        3,307
United OverSeas Bank.........    2,234,225       14,842
                                             ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                    27,049
                                             ----------
SPAIN COMMON STOCK - 4.08%
Banco Popular Espanol........       84,000        2,997
Endesa SA....................      279,245        4,701
Iberdrola SA.................      200,357        2,954
NH Hoteles SA................      120,179        1,597
Repsol SA (RG)...............      857,740       15,893
Telefonica de Espana.........    1,128,538       19,090
                                             ----------
    TOTAL SPAIN COMMON
      STOCK..................                    47,232
                                             ----------
SOUTH KOREA COMMON STOCK - 0.57%
Hynix Semiconductor..........      340,000          874
Kookmin Bank GDR, 144A (Note
  A).........................      208,356        2,365
Korea Electric Power
  Corporation................       80,860        1,397
LG Electronics,
  Incorporated...............      182,000        1,935
                                             ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     6,571
                                             ----------
SWEDEN COMMON STOCK - 2.97%
Assidoman AB, 144A (Note
  A).........................       72,800        1,602
Astrazeneca..................       27,847        1,301
Autoliv, Incorporated........      125,000        2,495
Electrolux AB, "B"...........      770,510       12,716
Foreningssparbk..............      208,000        2,461
Investor AB..................      436,000        5,327
Stora Enso OY, Series A......       62,062          695
Stora Enso OY, Series R......      152,602        1,722
Svedala Industries, "A"
  Free.......................      180,000        3,119
Volvo AB.....................      170,000        2,855
                                             ----------
    TOTAL SWEDEN COMMON
      STOCK..................                    34,293
                                             ----------
SWITZERLAND COMMON STOCK - 5.57%
ABB AG.......................       90,586        6,527
Clariant.....................       12,700        3,507
Geberit International AG.....       14,046        3,676
Novartis AG..................        4,558        7,083
Roche Holdings AG............          411        2,952
Saurer AG....................        7,932        3,338
Schweitz Ruckversiche........        2,500        4,921
Sig Schweitz Industries AG...      107,680       11,730
Sulzer AG....................       10,750        6,259
Zurich Financial Services
  Group......................       40,429       14,379
                                             ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    64,372
                                             ----------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
UNITED KINGDOM - 18.51%
Alliance and Lei PLC.........      779,700   $    8,913
Allied Domecq PLC............    1,646,884       10,084
BAA PLC......................      645,750        5,673
BAE Systems, PLC.............    3,482,353       16,492
BG Group PLC.................      470,587        1,852
BP Amoco.....................      870,930        7,813
British American Tobacco
  Industries PLC.............      429,775        3,487
British Energy PLC...........      538,750        2,366
British Telecommunications...    1,151,323        9,192
Cadbury Schweppes............      609,020        3,755
Celltech Group...............      559,618        9,688
Chubb PLC....................    2,303,042        5,437
Commercial Union PLC.........      279,100        3,874
Diageo.......................      487,743        5,129
GKN PLC......................      131,600        1,420
Great Universal Stores PLC...      710,830        5,487
Hanson PLC...................    2,029,670       13,751
HSBC Holdings PLC............      558,465        7,359
Imperial Chemical Industries
  PLC........................      412,000        2,440
Innogy Holdings..............      460,000        1,357
Invensys.....................    1,973,908        4,138
Kidde PLC....................      715,000          665
Lattice Group................      470,587          879
Lloyds TSB Group PLC.........      613,919        6,382
Marks & Spencer..............      500,000        1,917
National Grid Group PLC......      631,300        4,832
National Power PLC...........      460,000        1,979
Northern Foods PLC...........    1,000,000        1,752
PowerGen PLC.................      473,000        4,832
Prudential Corporation.......      285,865        3,346
Reed International PLC.......      393,350        3,900
Rolls Royce Vickers LTD......      700,000        2,133
Royal Bank of Scotland PLC...      181,324        4,200
Safeway PLC..................      709,677        3,270
Shell Transportation &
  Trading Company PLC........      535,000        4,467
Smiths Industries............      681,500           --
Smiths Industries PLC........      693,880        8,280
Stagecoach Holdings..........    1,370,000        1,152
Tesco PLC....................    2,141,700        7,661
Tomkins......................    1,445,538        3,237
Unilever PLC.................    1,927,918       14,565
United Business Media PLC....      322,024        3,350
United Business Media PLC....      455,892        1,598
                                             ----------
    TOTAL UNITED KINGDOM.....                   214,104
                                             ----------
    TOTAL STOCKS.............                 1,046,764
                                             ----------
SHORT TERM INVESTMENTS - 25.06%
American Select Cash Reserve
  Fund.......................  232,769,687      232,770

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
AMR Investments Enhanced
  Yield Business Trust.......   57,040,302   $   57,040
                                             ----------
    TOTAL SHORT TERM
      INVESTMENTS............                   289,810
                                             ----------
TOTAL INVESTMENTS - 115.56%
  (COST $1,307,199)..........                 1,336,574
                                             ----------
LIABILITIES, NET OF OTHER
  ASSETS - (15.56%)..........                  (179,975)
                                             ----------
TOTAL NET ASSETS - 100%......                $1,156,599
                                             ==========

---------------

Based on the cost of investments of $1,311,305 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $424,946, the aggregate gross unrealized depreciation was $399,677, and the net unrealized appreciation of investments was $25,269.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,886 or .60% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
INTERNATIONAL EQUITY INDUSTRY DIVERSIFICATION
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.25%
Consumer Staples............................................     5.27%
Energy......................................................     5.97%
Finance.....................................................    24.32%
Healthcare..................................................     6.80%
Industrials.................................................    11.78%
Information Technology......................................     3.08%
Materials...................................................     7.75%
Private Placement...........................................     0.21%
Telecommunication Services..................................     7.35%
Utilities...................................................     5.72%
Short-Term Investments......................................    25.06%
Other Assets................................................   (15.56%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
STOCKS - 94.06%
ARGENTINA - 0.62%
Banco Hipotecario*...............      10,000    $    74
Telecom Argentina Stet France,
  ADR............................       4,400         69
                                                 -------
    TOTAL ARGENTINA..............                    143
                                                 -------
BRAZIL - 9.93%
Ambev Companhia de Bebid.........      12,000          3
Banco Itau SA*...................     802,000         65
Brasil Telecom Participacoes,
  ADR............................       2,320        100
Brasil Telecom SA................   8,540,551         54
Celular Crt Partic...............     289,400        135
Cemig Companhia Energy MG........  12,277,000        142
Centrais Electricas Brasileiras,
  ADR............................         700          6
Centrais Eletricas Brasileiras,
  ADR, Class B...................         800          6
Companhia de Bebidas Das America,
  ADR*...........................       1,856         45
Companhia Energetica de Minas,
  ADR............................       3,000         35
Companhia Vale Do Rio Doce,
  ADR............................       7,215        167
Electrobras......................      12,000         --
Embraer Empresa Brasileira de,
  ADR............................       1,500         67
Embratel Participa...............   2,461,000         23
Petrol Brasileiros...............       7,334        179
Petroleo Brasileiro Sa Petro,
  ADR............................         460         11
Petroleo Brasileiro SA, ADR......       7,550        204
Sabesp Cia Saneam................   1,270,000        105
Tele Celular Sul.................   5,980,000         12
Tele Celular Sul Part............      50,418         --
Tele Celular Sul Participacoes,
  ADR............................       4,350         85
Tele Centro Sul Pa...............   5,641,000         51
Tele Norte Leste Participacoes
  SA, ADR........................       8,900        156
Telecomunicacoes Brasileiras,
  ADR............................       4,480        230
Telemig Celular Participacoes....   6,379,000         12
Telemig Celular Participacoes,
  Preferred, ADR.................         300         11
Telesp Celular Participacoes.....     596,000          4
Telesp Celular Participacoes,
  Preferred, ADR.................       2,293         39
Ultrapar Participacoes SA, ADR...       6,000         50
Unibanco Uniao de Barncos
  Brasileiras, GDR...............       6,100        147
Vale Rio Doce Companhia..........       3,320         77

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Votorantim Celulose e Papel SA,
  ADR............................       5,600    $    78
                                                 -------
    TOTAL BRAZIL.................                  2,299
                                                 -------
CHILE - 1.36%
Compania de Telecom de Chile,
  ADR............................      10,870        155
Cristalena's de Chile SA, ADR....       2,200         37
Enersis SA, ADR*.................         800         13
Quinenco SA, ADR.................      16,000        111
                                                 -------
    TOTAL CHILE..................                    316
                                                 -------
CHINA - 0.59%
Petrochina Company Limited,
  ADR*...........................       4,950        107
Yanzhou Coal Mining Company
  Limited, ADR...................       1,400         29
                                                 -------
    TOTAL CHINA..................                    136
                                                 -------
CZECH REPUBLIC - 0.11%
Cesky Telecom AS, GDR............       2,577         24
                                                 -------
    TOTAL CZECH REPUBLIC.........                     24
                                                 -------
EGYPT - 1.79%
Commercial International Bank
  Egypt SAE, GDR, 144A (Note
  A).............................      12,700        122
Egypt Gas........................         165          3
Egypt Mobile Phone...............       2,026         32
MISR International Bank SAE,
  GDR,144A (Note A)..............      14,750         70
Orascom Construction.............       5,262         44
Paints and Chemicals Industries
  Company SAE, GDR, 144A (Note
  A).............................      26,700         36
Suez Cement Company SAE, GDR,
  144A (Note A)..................      12,900        107
                                                 -------
    TOTAL EGYPT..................                    414
                                                 -------
GREECE - 2.51%
Alpha Bank.......................       1,710         49
Bank of Piraeus..................       1,110         14
Coca Cola Hellenic Bottling......         230          3
Commercial Bank of Greece........         840         42
EFG Eurobank Ergas...............         510          8
Hellenic Telecommunications,
  ADR............................      32,651        238
National Bank of Greece..........       3,570        139
National Bank of Greece SA, ADR..       2,430         19
OTE (Hellenic TLCM)..............       4,105         61
Panafon Hellenic Telecom*........       1,270          8
                                                 -------
    TOTAL GREECE.................                    581
                                                 -------
HONG KONG - 6.55%
Asia Satellite Telephone.........       7,000         16
Brilliance China.................      57,000         15

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
China Merchants Holdings
  International..................      32,000    $    23
China Mobile Limited*............      89,000        438
China National Offshore Oil
  Company Limited................      58,000         56
China National Offshore Oil
  Company Limited, ADR*..........       5,000         96
China Pharmaceutical.............     555,000         61
China Unicom.....................       8,000         11
Citic Pacific Limited............      25,000         72
Cosco Pacific Limited............      40,000         25
Denway Motors Limited*...........      58,000         17
Founder Holdings Limited.........      56,000         15
Guangdong Kelon Group............     194,000         47
Guangshen Railway Company........     529,000         82
Hengan International.............     381,000         78
Huaneng Power International*.....      18,000         10
Jiangxi Copper Company*..........     376,000         48
Legend Holdings..................      74,000         59
Nanjing Panda Electric...........      72,000         25
Qingling Motors Company..........     284,000         62
Shandong International Power.....     539,000        106
Sun Television Cybernetworks*....     521,200          8
Travelsky Technology Limited*....      15,000         10
Yanzhou Coal Mining..............      34,000         14
Yizheng Chemical Fibre...........     189,000         39
Yue Yuen Industrials Holdings*...       6,000         11
Zhejiang Expressway..............     339,000         71
                                                 -------
    TOTAL HONG KONG..............                  1,515
                                                 -------
HUNGARY - 1.87%
Egis Gyogyszergyar...............       2,103         61
Gedeon Richter Limited, GDR......         340         19
Magyar Olaj Es Gas...............       1,454         20
Matav RT.........................      23,210         74
Matav RT, ADR....................       4,207         70
Mol Magyar Olaj Es Gazipari RT,
  GDR*...........................         118          2
OTP Bank RT......................       2,549        120
Pick Szeged RT...................       1,700         23
Richter Gedeon Veg...............         783         44
                                                 -------
    TOTAL HUNGARY................                    433
                                                 -------
INDIA - 8.98%
Bajaj Auto Limited, GDR, 144A
  (Note A).......................      16,850         93
BSES Limited, GDR, 144A (Note
  A).............................       4,550         57
BSES, GDR........................       3,700         46
Dr. Reddy's Labs.................       1,000         12
Dr. Reddy's Labs, GDR............       1,520         37
Gas Authority of India Limited,
  GDR*...........................       9,950         65
Gas Authority of India Limited,
  GDR, 144A (Note A).............      20,700        135

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Grasim Industries Limited, GDR,
  144A (Note A)..................       7,100    $    50
Gujarat Ambuja Cements Limited,
  GDR............................      15,850         56
ICICI Limited, ADR*..............       6,200         74
Indian Hotels Companies Limited,
  GDR, 144A (Note A).............      11,600         73
Infosys Technologies Limited,
  ADR............................         914         67
ITC Limited, GDR*................       4,850         95
Larsen & Toubro, GDR*............       5,100         52
Mahangar Telephone Nigam
  Limited........................      10,950         72
Mahangar Telephone Nigam Limited,
  GDR, 144A (Note A).............      34,850        230
Mahindra & Mahindra Limited, GDR,
  144A (Note A)..................      31,800         84
Niit.............................       7,400         60
Ranbaxy Laboritories Limited,
  GDR............................       2,450         27
Reliance Industries Limited, GDR,
  144A (Note A)..................       4,150         67
State Bank of India..............       9,400         96
State Bank of India, GDR, 144A
  (Note A)*......................      11,900        116
Tata Engineering and Locomotive
  Limited, GDR, 144A (Note A)....      47,600         74
Tata Engineering, GDR............      22,000         34
TATA Tea Limited, GDR*...........       5,000         22
Videsh Sanchar Nigam Limited,
  GDR, 144A (Note A).............      17,875        241
Wipro Limited, ADR*..............       1,285         44
                                                 -------
    TOTAL INDIA..................                  2,079
                                                 -------
INDONESIA - 0.75%
Gudang Garam (Perus).............      46,000         45
Indah Kiat Pulp & Paper
  Corporation....................   1,018,600         22
Perusahaan Perseroan Indosat,
  ADR............................       7,100         50
Perusahaan Telekomunikiasi
  Industries, ADR................      13,850         56
                                                 -------
    TOTAL INDONESIA..............                    173
                                                 -------
ISRAEL - 4.54%
Audio Codes Limited*.............      10,800         91
Bank Hapoalim BM.................      73,400        184
Blue Square Israel Limited,
  ADR............................       4,550         64
Breezecom Limited, ADR...........       4,297         28
Ceragon Networks Limited, ADR....       1,981          5
Check Point Software, ADR........       3,956        248
ECI Telecom Limited, ADR.........      20,415        139
Radvision Limited, ADR...........       2,613         20
Radware Limited, ADR*............       3,486         63

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Teva Pharmaceutical Industries
  Limited, ADR...................       3,059    $   167
TTI Team Telecom, ADR............       2,510         42
                                                 -------
    TOTAL ISRAEL.................                  1,051
                                                 -------
KOREA - 13.44%
Cheil Communication..............       1,710        109
Cheil Jedang.....................       2,330         69
Housing & Commercial Bank........       1,927         37
Housing & Commercial Bank,
  ADR*...........................      12,086        116
Humax Company Limited*...........       4,630         70
Hyundai Mobis*...................       3,560         27
Hyundai Motor Company............       7,580        119
Kookmin Bank.....................       8,390         99
Kookmin Bank, GDR, 144A (Note
  A).............................       7,800         88
Korea Electric Power
  Corporation....................      12,860        222
Korea Electric Power Corporation,
  ADR............................      10,650        100
Korea Fine Chemical Company
  Limited........................       3,200         51
Korea Telecom....................       1,050         50
Korea Telecom, ADR...............       4,800        133
Korea Telecom, Free..............         690         25
Pohang Iron and Steel Limited....       1,480        110
Pohang Iron and Steel Limited,
  ADR............................       9,500        190
Samsung Electro-Mech Company.....         370         12
Samsung Electronics..............       3,260        567
Samsung Electronics, Preferred...         480         36
Samsung Electronics Limited, GDR,
  144A (Note A)..................       1,300        120
Samsung Securities Company.......       1,920         50
Samsung Company..................      17,600         84
Shinhan Bank.....................       8,640         77
Shinhan Bank, GDR................         800         15
SK Corporation...................      20,380        215
SK Telecom.......................         650        112
SK Telecom Limited, ADR..........       9,550        201
Tongyang Confect.................         740          9
                                                 -------
    TOTAL KOREA..................                  3,113
                                                 -------
MALAYSIA - 2.41%
Berjaya Sports...................      87,000         88
British American Tobacco.........       5,000         46
Digi.com Berhad..................      16,000         22
Genting Berhad...................      37,800         79
Malayan Bank BHD.................      14,000         36
Malaysian Pacific................       4,000         11
Perusahaan Otomobl...............      15,000         21
Petronas Dagangan Berhad.........      29,000         23
Petronas Gas Berhad..............      30,850         47
Public Bank BHD*.................      25,800         15

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Resorts World BHD................       7,000    $    10
Sime Darby Berhad................      99,500        100
Telekom Malaysia.................      13,000         31
Tenaga Nasional Berhad...........      11,000         28
                                                 -------
    TOTAL MALAYSIA...............                    557
                                                 -------
MEXICO - 12.49%
America Movil SA Dec V, ADR*.....      14,605        269
Apasco SA........................      15,300         78
Banco Latino Americano de
  Exportacions, ADR..............       3,700        122
Cemex SA, ADR....................       2,820         65
Cemex SA, PTG CERT...............      29,400        138
Consorico Ara SA*................      48,700         68
Controladora Commercial Mexicana
  SA.............................      71,100         54
Controladora Commercial Mexicana
  SA, GDR........................       2,500         38
Desc SA de CV....................     329,700        143
Fomento Economico Mexicano.......      16,500         63
Fomento Economico Mexicano,
  ADR............................       4,570        175
GF BBVA Bancomer.................      58,700         47
Grupo Aeroportuari...............       6,300         12
Grupo Aeroportuario, ADR.........       2,600         47
Grupo Carso*.....................       6,700         17
Grupo Continential...............      49,050         64
Grupo Financiero Banamex AC......      91,300        168
Grupo Financiero BBVA Bancomer,
  ADR............................       3,900         63
Grupo Industrial Alfa SA*........      98,800        132
Grupo Modelo SA de...............       3,300          9
Grupo Sanborns SA CV*............       1,000          1
Grupo Television SA de CV, ADR...       2,788        106
Kimberly Clark de Mexico.........      89,300        239
Pepsi Gemex SA de CV, GDR*.......      19,950        107
Telefonos de Mexico SA, ADR......      16,508        571
Walmart de Mexico................      40,300         95
                                                 -------
    TOTAL MEXICO.................                  2,891
                                                 -------
PHILIPPINE - 1.47%
Bank of Philippine Island........      25,300         37
First Philippine Holding.........      48,000         21
La Tondena Distillers............      59,000         33
Manila Electric Company..........     144,300        149
Philippine Long Distance
  Telephone Company, ADR.........       5,600         74
Universal Robina.................     300,000         26
                                                 -------
    TOTAL PHILIPPINE.............                    340
                                                 -------
POLAND - 1.66%
Bank Pekao*......................       4,623         78
Bre Bank SA*.....................         149          5
Elektrim*........................       1,660         12

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
KGHM Polska Miedz*...............      19,000    $    97
Polski Koncern Naftowy SA*.......      11,400         53
Powsechny Bank Kredit............         160          4
Telekomunikacja Polska, GDR......      24,153        129
Wielkopolski Bank Kredytowy
  SA*............................         865          6
                                                 -------
    TOTAL POLAND.................                    384
                                                 -------
RUSSIA - 1.96%
RAO Gazprom, GDR*................       1,200          9
Oil Company Lukoil, ADR..........       4,590        191
Rostelecom, ADR..................         312          1
Surgutneftegaz JSC, ADR*.........      12,983        148
Surgutneftegaz JSC, Preferred,
  ADR............................         110          1
Unified Energy Systems Russia,
  ADR............................         300          3
Unified Energy Systems Russia,
  GDR............................       9,120        100
                                                 -------
    TOTAL RUSSIA.................                    453
                                                 -------
SINGAPORE - 0.49%
Golden Agri Resource*............     597,000         43
Mandarin Oriental, ADR...........      95,000         56
Total Access Communication,
  ADR............................       5,000         14
                                                 -------
    TOTAL SINGAPORE..............                    113
                                                 -------
SOUTH AFRICA - 8.45%
Amalagated Bank of South Africa
  Group Limited..................      45,300        199
Anglo American PLC*..............         710         32
Bidvest Group....................       6,858         40
Comparex Holdings................      26,800         37
DeBeers Centenary................       3,018        127
DeBeers Construction Mines,
  Limited........................         400         17
Edgars Consolidated Stores.......      22,300         63
Ellerine Holdings Limited*.......       3,500          7
Firstrand, Limited*..............      70,568         72
Foschini Limited.................      95,809         66
Illovo Sugar Limited.............      62,700         46
Impala Platinum..................         791         38
Liberty Group Limited............       5,660         37
M Cell...........................      13,019         34
Metro Cash and Carry.............     323,785         47
MGX Holdings Limited.............      15,925         16
Murray & Roberts Holdings........      54,500         38
Nampak Limited...................     105,600        142
Nedcor Limited...................       4,857         89
Pretonia Portland Cement.........       3,050         27
Rebhold..........................      12,900         15
Remgro Limited...................      12,330         80
Sage Group Limited...............      36,386         45
Sanlam Limited*..................      35,790         43

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Sappi............................       5,200    $    48
Sappi Limited, ADR...............         300          3
Sasol Limited....................      16,100        145
South African Breweries..........      13,120         89
South African Breweries, GBP.....      21,300        146
Standard Bank Investment
  Corporation*...................       5,800         23
Tiger Brands Limited.............      14,800        101
Woolworths Holdings..............     104,374         45
                                                 -------
    TOTAL SOUTH AFRICA...........                  1,957
                                                 -------
TAIWAN - 8.09%
Advanced Semiconductor, ADR......       9,591         38
ASE Test Limited, ADR*...........       2,900         40
Asustek Computer, Incorporated,
  GDR............................      19,100         88
Asustek Computer, Incorporated,
  GDR, 144A (Note A).............       7,900         36
China Steel Corporation..........       7,300         84
China Steel Corporation, ADR,
  144A (Note A)..................       6,120         70
Compal Electronic, Incorporated,
  GDR*...........................      28,200        247
D Link Corporation, GDR, 144A
  (Note A).......................       7,400         62
Far Eastern Textile Limited, G
  DR*............................       9,069         55
Fubon Insurance Limited, GDR*....       2,600         21
Hon Hai Precision Industries
  Limited, GDR*..................      18,000        245
Macronix International Company
  Limited, ADR*..................       1,500         24
Siliconware Precision Industries
  Limited, ADR*..................       8,200         32
Standard Foods Taiwan Limited,
  GDR, 144A (Note A).............      27,272         45
Taiwan Semiconductor
  Manufacturing Company Limited,
  ADR*...........................      22,300        541
United Microelectronics
  Corporation, ADR*..............      17,900        197
Winbond Electronics Corporation,
  GDR............................       4,000         48
                                                 -------
    TOTAL TAIWAN.................                  1,873
                                                 -------
THAILAND - 1.23%
Advanced Information Services....       6,300         64
Bec World........................       6,100         31
Delta Electronics, Rights........       6,500         26
Delta Electronics................         650          2
Saha Union Corporation PLC.......     173,500         39
Shin Corporations................       5,700         21
Thai Farmers Bank*...............     201,300        103
                                                 -------
    TOTAL THAILAND...............                    286
                                                 -------

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
TURKEY - 2.77%
AkBank...........................     937,000    $     4
Akcansa Cimento SA...............   8,425,200         50
Aksigorta*.......................     435,000          5
Alarko Holdings*.................     199,000          6
Anadolu Efes.....................     532,296         27
Eregli Demir Celik*..............     489,000          7
Hurriyet Gazete..................   8,526,100         45
KOC Holdings*....................     571,000         25
Migros Turk Tas*.................     314,000         25
Netas............................     726,620         49
T Garanti Bankasi................   3,106,000         16
T Is Bankasi.....................     549,000          7
Tupras*..........................   2,089,600         69
Turk Ekonomi Bankasi AS, GDR,
  144A (Note A)*.................      15,650         42
Turkcell Iletisim Hizmetleri.....     541,000          9
Turkcell Iletisim Hizmetleri,
  ADR*...........................       6,450         28

                                     SHARES       VALUE
                                   -----------   --------
                                   (DOLLARS IN THOUSANDS)
Uzel Makina Sanayi AS, ADR, 144A
  (Note A).......................      13,000    $    14
Vestel Electronic................  10,047,970         34
Yapi Kredi Bankasi...............  38,303,502        179
                                                 -------
    TOTAL TURKEY.................                    641
                                                 -------
    TOTAL STOCKS.................                 21,772
                                                 -------
SHORT TERM INVESTMENTS - 29.8%
American Select Cash Reserve
  Fund...........................   6,902,570      6,903
                                                 -------
    TOTAL SHORT TERM
      INVESTMENTS................                  6,903
                                                 -------
    TOTAL INVESTMENTS - 123.86%
      (COST $31,279).............                 28,675
                                                 -------
LIABILITIES, NET OF OTHER
  ASSETS - (23.86%)..............                 (5,524)
                                                 -------
TOTAL NET ASSETS - 100%..........                $23,151
                                                 =======

---------------

Based on the cost of investments of $31,279 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $799, the aggregate gross unrealized depreciation was $3,403, and the net unrealized depreciation of investments was $2,604.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,280 or 9.85% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt (Argentina, Brazil, Chile, China, Greece, Hong
      Kong, Hungary, India, Indonesia, Israel, Korea, Mexico, Philippine, Russia, Singapore, South Africa, Taiwan, Turkey)
GDR - Global Depository Receipt (Brazil, Czech Republic, Egypt, Hungary, India,
      Korea, Mexico, Poland, Russia, Taiwan, Turkey)
* - Non-income producing

AMR INVESTMENT SERVICES EMERGING MARKETS PORTFOLIO
EMERGING MARKETS INDUSTRY DIVERSIFICATION
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................     7.05%
Consumer Staples............................................     6.51%
Energy......................................................     6.15%
Financials..................................................    13.39%
Health Care.................................................     1.64%
Industrials.................................................    12.92%
Information Technology......................................    13.31%
Materials...................................................    10.49%
Telecommunications Services.................................    16.55%
Utilities...................................................     6.04%
Short-Term Investments......................................    29.81%
Other Liabilities...........................................   (23.86%)
                                                               -------
          NET ASSETS........................................   100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 26.79%
U.S. TREASURY BONDS - 7.37%
10.75%, Due 2/15/2003.......................................  $     2,300     $  2,551
8.125%, Due 8/15/2019.......................................        1,490        1,860
8.75%, Due 8/15/2020........................................          700          928
6.875%, Due 8/15/2025.......................................          500          561
6.125%, Due 11/15/2027......................................        1,720        1,767
6.25%, Due 5/15/2030........................................          500          527
5.375%, Due 2/15/2031.......................................          500          472
                                                                              --------
    TOTAL U.S. TREASURY BONDS...............................                     8,666
                                                                              --------
U.S. TREASURY NOTES - 19.42%
5.75%, Due 8/15/2003........................................        2,860        2,942
5.875%, Due 11/15/2004......................................          400          414
6.75%, Due 5/15/2005........................................        6,695        7,158
5.75%, Due 11/15/2005.......................................          540          559
5.625%, Due 2/15/2006.......................................        1,500        1,545
6.625%, Due 5/15/2007.......................................        3,075        3,315
6.125%, Due 8/15/2007.......................................          400          421
6.00%, Due 8/15/2009........................................        1,500        1,564
5.75%, Due 8/15/2010........................................        4,805        4,926
                                                                              --------
    TOTAL U.S. TREASURY NOTES...............................                    22,844
                                                                              --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                    31,510
                                                                              --------
U.S. AGENCY OBLIGATIONS - 5.81%
Federal Home Loan Bank, 7.25%, Due 5/15/2003................          500          524
Federal Home Loan Bank, 7.375%, Due 2/12/2010...............        1,000        1,093
Federal Home Loan Mortgage Corporation, 6.25%, Due
  7/15/2004.................................................        2,500        2,583
Federal National Mortgage Association, 6.625%, Due
  9/15/2009.................................................        2,000        2,085
Federal National Mortgage Association, 7.25%, Due
  5/15/2030.................................................          500          549
                                                                              --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                     6,834
                                                                              --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 26.00%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.77%
Gold Pool #G10791, 6.00%, Due 3/1/2013......................          912          911
                                                                              --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                       911
                                                                              --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 12.22%
Pool #439957, 6.00%, Due 11/1/2013..........................          977          972
Pool #323788, 6.50%, Due 6/1/2014...........................          477          482
Pool #535213, 7.00%, Due 3/1/2015...........................          461          471
Pool #557390, 7.50%, Due 10/1/2015..........................        1,156        1,191
Pool #100292, 10.00%, Due 9/1/2018..........................          854          946
Pool #100293, 9.50%, Due 8/1/2029...........................          980        1,072
Pool #323908, 6.00%, Due 9/1/2029...........................          213          206
Pool #252805, 7.00%, Due 10/1/2029..........................          608          613
Pool #563569, 7.00%, Due 12/1/2030..........................        4,056        4,093
Pool #564592, 7.00%, Due 1/1/2031...........................          933          942
Pool #549511, 6.00%, Due 3/1/2031...........................        1,798        1,736
TBA, 6.00%..................................................        1,670        1,656
                                                                              --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    14,380
                                                                              --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.01%
Pool #780085, 11.50%, Due 8/15/2018.........................          524          588

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Pool #342480, 7.50%, Due 12/15/2022.........................  $       405     $    417
Pool #358211, 7.00%, Due 6/15/2023..........................          417          424
Pool #001429, 7.50%, Due 10/20/2023.........................        1,457        1,494
Pool #351417, 7.00%, Due 1/15/2024..........................          449          455
Pool #354810, 7.50%, Due 4/15/2024..........................          422          434
Pool #404122, 8.00%, Due 7/15/2025..........................          512          531
Pool #405603, 7.00%, Due 4/15/2026..........................          392          397
Pool #426079, 7.50%, Due 5/15/2026..........................          469          481
Pool #430900, 7.50%, Due 7/15/2026..........................          466          478
Pool #780590, 6.50%, Due 2/15/2027..........................        1,558        1,550
Pool #002433, 8.00%, Due 5/20/2027..........................          418          431
Pool #780584, 7.00%, Due 6/15/2027..........................          950          961
Pool #002457, 7.50%, Due 7/20/2027..........................          436          444
Pool #780615, 6.50%, Due 8/15/2027..........................        1,484        1,475
Pool #780642, 7.00%, Due 9/15/2027..........................          548          554
Pool #780680, 6.50%, Due 11/15/2027.........................          463          460
Pool #462680, 7.00%, Due 4/15/2028..........................          469          475
Pool #780777, 7.00%, Due 4/15/2028..........................        1,112        1,125
Pool #486598, 6.50%, Due 10/15/2028.........................          497          494
Pool #487057, 6.50%, Due 3/15/2029..........................          468          465
Pool #544639, 7.50%, Due 11/15/2030.........................          217          222
Pool #003011, 7.50%, Due 12/20/2030.........................          931          950
                                                                              --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                    15,305
                                                                              --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                    30,596
                                                                              --------
CORPORATE OBLIGATIONS - 34.49%
FINANCIAL - 17.36%
Allstate Corporation, 7.20%, Due 12/1/2009..................          500          517
American General Corporation, 7.50%, Due 8/11/2010..........          350          373
Banc One Corporation, 8.00%, Due 4/29/2027..................          415          440
Bank of New York, Incorporated, 7.30%, Due 12/1/2009........          308          319
Chase Manhattan Corporation, 7.875%, Due 6/15/2010..........        1,000        1,083
Citicorp, 7.125%, Due 5/15/2006.............................          300          311
CitiGroup, Incorporated,
  6.75%, Due 12/1/2005......................................        1,000        1,036
  7.25%, Due 10/1/2010......................................          700          727
Country Home Loan, Incorporated, 6.85%, Due 6/15/2004.......          825          849
DaimlerChrysler North America,
  7.125%, Due 4/10/2003.....................................          550          564
  6.90%, Due 9/1/2004.......................................          500          512
EOP Operating Limited Partnership,
  7.375%, Due 11/15/2003, 144A (Note A).....................        1,075        1,110
  6.625%, Due 2/15/2005.....................................        1,000        1,002
FleetBoston Financial Corporation, 7.25%, Due 9/15/2005.....        1,000        1,051
Ford Motor Credit Corporation,
  7.375%, Due 10/28/2009....................................        1,000        1,022
  7.375%, Due 2/1/2011......................................          690          707
General Motors Acceptance Corporation, 6.75%, Due
  1/15/2006.................................................          980          990
Goldman Sachs Group, Incorporated, 7.80%, Due 1/28/2010.....        1,000        1,054
Mellon Bank National Association, 7.375%, Due 5/15/2007.....          500          528
Merrill Lynch and Company, Incorporated, 6.15%, Due
  1/26/2006.................................................          750          751

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
Morgan Stanley Group, Incorporated,
  6.10%, Due 4/15/2006......................................  $       700     $    698
  6.75%, Due 4/15/2011......................................          420          418
Nisource Finance Corporation,
  7.50%, Due 11/15/2003, 144A (Note A)......................          650          675
  7.50%, Due 11/15/2003.....................................          250          259
  7.875%, Due 11/15/2010, 144A (Note A).....................          425          450
PNC Funding Corporation, 7.50%, Due 11/1/2009...............          720          753
Simon Property Group, Incorporated, 144A (Note A), 6.625%,
  Due 6/15/2003.............................................          500          501
Swiss Bank Corporation, 7.375%, Due 7/15/2015...............          500          524
US Bank, NA, 5.70%, Due 12/15/2008..........................          150          143
Wells Fargo and Company, 7.25%, Due 8/24/2005...............        1,000        1,053
                                                                              --------
    TOTAL FINANCIAL.........................................                    20,420
                                                                              --------
INDUSTRIAL - 12.33%
Anheuser Busch Companies, Incorporated, 5.125%, Due
  10/1/2008.................................................          500          473
AOL Time Warner, Incorporated, 7.625%, Due 4/15/2031........          480          481
Atlantic Richfield Company,
  9.125%, Due 3/1/2012......................................          500          600
  8.50%, Due 4/1/2012.......................................          400          465
Cendant Corporation, 7.75%, Due 12/1/2003...................          500          504
Coca Cola Enterprises, Incorporated, 6.95%, Due
  11/15/2026................................................        1,000          971
Compaq Computers Corporation, 7.65%, Due 8/1/2005...........          330          333
Conoco, Incorporated, 6.95%, Due 4/15/2029..................        1,030        1,004
Corning, Incorporated, 6.85%, Due 3/1/2029..................          225          190
Federated Department Stores, Incorporated, 6.79%, Due
  7/15/2027.................................................        1,000        1,013
General Motors Corporation, 6.75%, Due 5/1/2028.............          500          452
John Deere Capital Corporation, 5.52%, Due 4/30/2004........        1,220        1,214
Kroger Company, 7.65%, Due 4/15/2007........................          700          734
Lockheed Martin Corporation,
  8.20%, Due 12/1/2009......................................          500          542
  7.20%, Due 5/1/2036.......................................        1,025        1,039
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................          500          513
Masco Services Corporation, 6.00%, Due 5/3/2004.............          620          618
May Department Stores, 10.625%, Due 11/1/2010...............          725          894
McDonalds Corporation, 6.375%, Due 1/8/2028.................          500          459
Norfolk Southern Corporation, 7.05%, Due 12/14/2009.........          510          526
Philip Morris Companies, Incorporated, 8.25%, Due
  10/15/2003................................................          500          532
Time Warner, Incorporated, 144A, 6.85%, Due 1/15/2026 (Note
  A)........................................................          715          728
Union Oil of California Corporation, 7.90%, Due 4/18/2008...          200          217
                                                                              --------
    TOTAL INDUSTRIAL........................................                    14,502
                                                                              --------
UTILITIES - 4.80%
AT & T Wireless Services, Incorporated, 144A, 8.75%, Due
  3/1/2031 (Note A).........................................          425          436
Consolidated Edison Company, 7.50%, Due 9/1/2010............          325          329
Dominion Resources, Incorporated, 6.00%, Due 1/31/2003......          580          584
Entergy Louisiana, Incorporated, 8.50%, Due 6/1/2003........        1,050        1,104
Progress Energy, Incorporated,
  6.55%, Due 3/1/2004.......................................          640          652
  7.10%, Due 3/1/2011.......................................          480          484
PSEG Power, LLC, 7.75%, Due 4/15/2011.......................          295          298
Qwest Capital Funding, Incorporated, 144A, 7.90%, Due
  8/15/2001 (Note A)........................................          500          526
Sprint Capital Corporation, 6.125%, Due 11/15/2008..........          800          736

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES INTERMEDIATE BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT         VALUE
                                                              -----------     --------
                                                               (DOLLARS IN THOUSANDS)
WorldCom, Incorporated, 6.25%, Due 8/15/2003................  $       500     $    497
                                                                              --------
    TOTAL UTILITIES.........................................                     5,646
                                                                              --------
    TOTAL CORPORATE OBLIGATIONS.............................                    40,568
                                                                              --------

                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 26.32%
American Select Cash Reserve Fund...........................   28,894,227       28,894
AMR Investments Enhanced Yield Business Trust...............    2,078,704        2,079
                                                                              --------
    TOTAL SHORT-TERM INVESTMENTS............................                    30,973
                                                                              --------
    TOTAL INVESTMENTS - 119.41% (COST $140,091).............                   140,481
                                                                              --------
    LIABILITIES, NET OF OTHER ASSETS - (19.41%).............                   (22,839)
                                                                              --------
    TOTAL NET ASSETS - 100%.................................                  $117,642
                                                                              ========

---------------

Based on the cost of investments of $140,091 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $1,047, the unrealized depreciation was $657, and the net unrealized appreciation of investments was $390.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,927 or 4.19% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation
TBA - To Be Announced

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 8.36%
Federal Home Loan Mortgage Corporation, 6.50%, Due
  11/15/2005................................................  $    3,000      $ 3,132
Federal Home Loan Mortgage Corporation, 5.95%, Due
  1/19/2006.................................................       2,700        2,759
                                                                              -------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                    5,891
                                                                              -------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 17.35%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.11%
5.25%, Due 2/13/2004........................................       5,000        5,035
REMIC, M H-1 A, 10.15%, Due 4/15/2006.......................           6            6
Pool #E44213, 7.00%, Due 1/1/2008...........................       2,024        2,083
                                                                              -------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                    7,124
                                                                              -------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.24%
Pool #050763, 7.00%, Due 7/1/2008...........................         901          926
Pool #050952, 6.50%, Due 12/1/2008..........................       1,907        1,941
Pool #313430, 6.50%, Due 3/1/2012...........................       2,200        2,232
                                                                              -------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                    5,099
                                                                              -------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   12,223
                                                                              -------
CORPORATE OBLIGATIONS - 54.32%
FINANCIAL - 26.41%
Associates Corporation of North America, 6.375%, Due
  10/15/2002................................................       1,000        1,021
Bank of America Corporation,
  7.35%, Due 4/3/2002.......................................         350          358
  6.625%, Due 6/15/2004.....................................       1,000        1,028
CitiGroup, Incorporated, 6.75%, Due 12/1/2005...............       1,000        1,037
EOP Operating Limited Partnership, 144A, 6.375%, Due
  1/15/2002 (Note A)........................................       1,000        1,008
FleetBoston Financial Corporation, 7.25%, Due 9/15/2005.....       1,000        1,051
Ford Motor Credit Company,
  8.20%, Due 2/15/2002......................................         500          513
  7.50%, Due 6/15/2003......................................       1,000        1,039
General Motors Acceptance Corporation, 5.48%, Due
  12/16/2002................................................       1,000        1,000
Goldman Sachs Group, 144A, 7.125%, Due 3/1/2003 (Note A)....       1,000        1,025
Mellon Financial Company, 5.75%, Due 11/15/2003.............       1,500        1,515
Merrill Lynch and Company, Incorporated, 6.00%, Due
  2/12/2003.................................................       1,100        1,120
Morgan Stanley Group, Incorporated, 6.375%, Due 8/1/2002....       1,000        1,018
Sanwa Business Credit Corporation, 144A, 7.25%, Due
  9/15/2001 (Note A)........................................         195          197
Sears Roebuck Acceptance Corporation,
  7.13%, Due 6/26/2001......................................         400          402
  6.00%, Due 3/20/2003......................................       1,000        1,004
Simon Property Group, Incorporated, 144A, 6.625%, Due
  6/15/2003 (Note A)........................................       1,200        1,203
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000        1,040
Weingarten Realty Investments, 7.23%, Due 7/18/2002.........       1,000        1,002
Wells Fargo and Company, Incorporated, 6.625%, Due
  7/15/2004.................................................       1,000        1,031
                                                                              -------
    TOTAL FINANCIAL.........................................                   18,612
                                                                              -------
INDUSTRIAL - 19.54%
Cendant Corporation, 7.75%, Due 12/1/2003...................       1,590        1,602
DaimlerChrysler North America, 6.90%, Due 9/1/2004..........       1,000        1,023
Fort James Corporation, 8.375%, Due 11/15/2001..............       3,000        3,037
Fred Meyer, Incorporated, 7.15%, Due 3/1/2003...............       1,000        1,035
Occidental Petroleum Corporation, 6.75%, Due 11/15/2002.....       2,500        2,548
Philip Morris Companies, Incorporated, 7.25%, Due
  1/15/2003.................................................       1,500        1,545
Union Oil Company of California, 6.375%, Due 2/1/2004.......       1,880        1,920
Weyerhaeuser Company, 9.05%, Due 2/1/2003...................       1,000        1,059
                                                                              -------
    TOTAL INDUSTRIAL........................................                   13,769
                                                                              -------
UTILITY - 8.37%
Airtouch Communications, Incorporated, 7.00%, Due
  10/1/2003.................................................       1,000        1,036
Sprint Capital Corporation, 5.70%, Due 11/15/2003...........       1,000          988

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES SHORT-TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS - CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                 PAR
                                                                AMOUNT         VALUE
                                                              ----------      -------
                                                              (DOLLARS IN THOUSANDS)
TXU Corporation, 7.375%, Due 8/1/2001.......................  $    1,000      $ 1,006
U.S. West Communications, Incorporated, 6.375%, Due
  10/15/2002................................................       1,000        1,010
Verizon Communications, 6.50%, Due 4/15/2002................         850          867
Worldcom, Incorporated, 6.25%, Due 8/15/2003................       1,000          994
                                                                              -------
    TOTAL UTILITY...........................................                    5,901
                                                                              -------
    TOTAL CORPORATE OBLIGATIONS.............................                   38,282
                                                                              -------
ASSET-BACKED SECURITIES - 13.85%
Chase Manhattan Auto Owner Trust 2000-A A4, 6.26%, Due
  6/15/2007.................................................       1,000        1,026
Chemical Bank Master Credit Card Trust 1995-3 A, 6.23%,
  4/15/2005.................................................       1,000        1,020
Citibank Credit Card Master Trust 1998-3 A, 5.80%, Due
  2/7/2005..................................................       1,500        1,524
Countrywide Home Loans 2000-5 2 A2, 7.75%, Due 1/25/2003....         643          654
DaimlerChrysler Auto Trust,
  2000-D A3, 6.66%, Due 1/8/2005............................       1,000        1,030
  2000-B A4, 7.63%, Due 6/8/2005............................       1,000        1,054
Ford Credit Auto Owner Trust 2000-B A5, 7.07%, 4/15/2004....       2,000        2,068
Green Tree Lease Financial, LLC 1998-1 A4, 5.74%, Due
  1/20/2004.................................................         350          354
Residential Funding Securities II, Incorporated 2000-HI4
  AI2, 7.39%, Due 4/25/2011.................................       1,000        1,028
                                                                              -------
    TOTAL ASSET-BACKED SECURITIES...........................                    9,758
                                                                              -------

                                                                SHARES
                                                              ----------
SHORT-TERM INVESTMENTS - 7.45%
American Select Cash Reserve Fund...........................   5,252,251      $ 5,252
                                                                              -------
    TOTAL SHORT-TERM INVESTMENTS............................                    5,252
                                                                              -------
    TOTAL INVESTMENTS - 101.33% (COST $71,031)..............                   71,406
                                                                              -------
    LIABILITIES, NET OF OTHER ASSETS - (1.33)%..............                     (934)
                                                                              -------
    TOTAL NET ASSETS - 100%.................................                  $70,472
                                                                              =======

---------------

Based on the cost of investments of $ 71,031 for federal income tax purposes at April 30, 2001, the aggregate gross unrealized appreciation was $ 749, the unrealized depreciation was $ 374 and the net unrealized appreciation of investments was $ 375.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,433 or 4.87% of net assets.

ABBREVIATIONS:

LLC - Limited Liability Corporation

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                                                                         SHORT-
                                                     LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING   INTERMEDIATE      TERM
                                         BALANCED      VALUE       VALUE        EQUITY       MARKETS        BOND          BOND
                                         ---------   ---------   ---------   -------------   --------   ------------   ----------
                                                                              (IN THOUSANDS)
ASSETS:
   Investments in securities at
    value*.............................  $778,025    $832,904    $114,526     $1,336,574     $28,675      $140,481      $71,406
   Cash, including foreign currency....         -           -           -         12,381         106             -            -
   Unrealized appreciation on foreign
    currency contracts.................         -           -           -              2           -             -            -
   Dividends and interest receivable...     4,496       1,117          67          4,561          94         1,705        1,054
   Reclaims receivable.................         -           -           -            211           -             -            -
   Receivable for Variation Margin on
    open futures contracts.............         -           -           -            382           -             -
   Receivable for investments sold.....     3,255       1,122       2,806          7,082         591           649            -
   Other assets........................         -           -           -              -           -             -            -
                                         ---------   --------    --------     ----------     -------      --------      -------
      TOTAL ASSETS.....................   785,776     835,143     117,399      1,361,193      29,466       142,835       72,460
                                         ---------   --------    --------     ----------     -------      --------      -------
LIABILITIES:
   Payable for investments purchased...     5,157       2,375       2,361            841         441         2,280        1,954
   Payable upon return of securities
    loaned.............................    52,597      39,415      17,639        200,216       5,763        22,870            -
   Payable for variation margin on
    open...............................       122         123          15
   Management and investment advisory
    fees payable (Note 2)..............       541         556         144            955          68            29           12
   Accrued organization costs..........         2           8           -              -           -             3            8
   Unrealized depreciation on foreign
    currency contracts.................         -           -           -          2,453           6             -            -
   Other liabilities...................        60          65          30            128          37            11           14
                                         ---------   --------    --------     ----------     -------      --------      -------
      TOTAL LIABILITIES................    58,479      42,542      20,189        204,594       6,315        25,193        1,988
                                         ---------   --------    --------     ----------     -------      --------      -------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS..................  $727,297    $792,601    $ 97,210     $1,156,599     $23,151      $117,642      $70,472
                                         =========   ========    ========     ==========     =======      ========      =======
* Cost of investments..................  $712,767    $745,715    $105,296     $1,307,199     $31,279      $140,091      $71,031

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF OPERATIONS
Six Months ended April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                  LARGE CAP   SMALL CAP   INTERNATIONAL    EMERGING     INTERMEDIATE   SHORT-TERM
                                       BALANCED     VALUE       VALUE        EQUITY         MARKETS         BOND          BOND
                                       --------   ---------   ---------   -------------   -----------   ------------   ----------
                                                                             (IN THOUSANDS)
INVESTMENT INCOME:
   Interest income...................  $10,134     $   992     $   334      $  1,741        $    41        $2,576        $2,148
   Dividend income (net of foreign
     taxes of $49, $94, $2,043, $4
     and $1 in Balanced, Large Cap
     Value, International Equity,
     Emerging Markets and Small Cap
     Value Portfolios,
     respectively)...................    5,469       8,969         618        10,481            245             -             -
   Income derived from commission
     recapture (Note 6)..............       13          36           4            96              -             -             -
   Income derived from securities
     lending, net (Note 5)...........       62          47          21           362             11            18             -
                                       -------     -------     -------      --------        -------        ------        ------
       TOTAL INVESTMENT INCOME.......   15,678      10,044         977        12,680            297         2,594         2,148
                                       -------     -------     -------      --------        -------        ------        ------
EXPENSES:
   Management and investment advisory
     fees (Note 2)...................    1,078       1,143         210         1,988            102           101            78
   Custodian fees....................      116         115           7           610             31             7             4
   Professional fees.................       10           8           2            24             12             2             1
   Other expenses....................       26          21           6            21              4             4             1
                                       -------     -------     -------      --------        -------        ------        ------
       TOTAL EXPENSES................    1,230       1,287         225         2,643            149           114            84
                                       -------     -------     -------      --------        -------        ------        ------
NET INVESTMENT INCOME................   14,448       8,757         752        10,037            148         2,480         2,064
                                       -------     -------     -------      --------        -------        ------        ------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments.....................    8,413        (228)      4,779        41,791         (2,067)        1,042           102
     Foreign currency transactions...        -           -           -       (21,913)          (367)            -             -
     Futures contracts...............  (13,511)     (6,089)     (1,754)       (9,656)             -             -             -
   Change in net unrealized
     appreciation or (depreciation)
     of:
     Investments.....................   37,474      61,822       9,993       (32,749)         1,478           508         1,108
     Foreign currency contracts and
       translations..................        -           -           -         4,035           (339)            -             -
     Futures contracts...............    2,151         610         541         6,830              -             -             -
                                       -------     -------     -------      --------        -------        ------        ------
       NET GAIN (LOSS) ON
        INVESTMENTS..................   34,527      56,115      13,559       (11,662)        (1,295)        1,550         1,210
                                       -------     -------     -------      --------        -------        ------        ------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...........  $48,975     $64,872     $14,311      $ (1,625)       $(1,147)       $4,030        $3,274
                                       =======     =======     =======      ========        =======        ======        ======

                             See accompanying notes
--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        BALANCED                 LARGE CAP VALUE             SMALL CAP VALUE
                                                -------------------------   -------------------------   -------------------------
                                                SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                   ENDED                       ENDED                       ENDED
                                                 APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
                                                   2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,
                                                (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
                                                -----------   -----------   -----------   -----------   -----------   -----------
                                                                                 (IN THOUSANDS)
INCREASE IN (DECREASE) NET ASSETS:
OPERATIONS:
   Net investment income (loss)...............   $  14,448    $   40,092     $  8,757     $   32,528      $   752      $  1,235
   Net realized gain (loss) on investments,
    futures contracts and foreign currency
    transactions..............................      (5,098)       (4,998)      (6,317)        15,085        3,025         1,208
   Change in net unrealized appreciation or
    depreciation of investments, futures
    contracts and foreign currency
    translations..............................      39,625           (68)      62,432        (41,854)      10,534         6,156
                                                 ---------    ----------     --------     ----------      -------      --------
      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM OPERATIONS.............      48,975        35,026       64,872          5,759       14,311         8,599
                                                 ---------    ----------     --------     ----------      -------      --------
TRANSACTIONS IN INVESTORS' BENEFICIAL
 INTERESTS:
   Contributions..............................      41,040       254,079       31,389        156,932           --        34,901
   Withdrawals................................    (162,225)     (496,854)     (65,341)      (859,324)      (9,633)      (55,048)
                                                 ---------    ----------     --------     ----------      -------      --------

      NET INCREASE (DECREASE) IN NET ASSETS
        RESULTING FROM TRANSACTIONS IN
        INVESTORS' BENEFICIAL INTERESTS.......    (121,185)     (242,775)     (33,952)      (702,392)      (9,633)      (20,147)
                                                 ---------    ----------     --------     ----------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS.........     (72,210)     (207,749)      30,920       (696,633)       4,678       (11,548)
                                                 ---------    ----------     --------     ----------      -------      --------
NET ASSETS:
   Beginning of period........................     799,507     1,007,256      761,681      1,458,314       55,466        67,014
                                                 ---------    ----------     --------     ----------      -------      --------
   END OF PERIOD..............................   $ 727,297    $  799,507     $792,601     $  761,681      $60,144      $ 55,466
                                                 =========    ==========     ========     ==========      =======      ========
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
---------------------------------------------------------------------------------------------------------------------------------
RATIOS:
   Expenses to average net assets
    (annualized)..............................        0.34%         0.33%        0.34%          0.32%        0.58%         0.68%
   Net investment income to average net assets
    (annualized)..............................        4.01%         4.58%        2.30%          3.10%        1.93%         1.88%
   Portfolio turnover rate (not annualized)...          57%          121%          39%            58%          44%           63%

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERNATIONAL EQUITY          EMERGING MARKETS            INTERMEDIATE BOND            SHORT-TERM BOND
    -------------------------   -------------------------   -------------------------   -------------------------
    SIX MONTHS                  SIX MONTHS                  SIX MONTHS                  SIX MONTHS
       ENDED                       ENDED                       ENDED                       ENDED
     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED     APRIL 30,    YEAR ENDED
       2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,      2001       OCTOBER 31,
    (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                   (IN THOUSANDS)
    $   10,037    $   28,013      $   148       $    (4)     $  2,480      $   6,842      $ 2,064      $  4,557
        10,222       143,304       (2,434)          (60)        1,042        (12,767)         102        (1,218)
       (21,885)     (117,997)       1,139        (3,745)          508          8,440        1,108           497
    ----------    ----------      -------       -------      --------      ---------      -------      --------
        (1,626)       53,320       (1,147)       (3,809)        4,030          2,515        3,274         3,836
    ----------    ----------      -------       -------      --------      ---------      -------      --------
       459,247     1,485,799        9,401        22,277        86,472         46,108       14,789        16,783
      (469,746)   (1,712,523)      (2,365)       (1,206)      (13,595)      (261,316)      (9,677)      (32,884)
    ----------    ----------      -------       -------      --------      ---------      -------      --------

       (10,499)     (226,724)       7,036        21,071        72,877       (215,208)       5,112       (16,101)
    ----------    ----------      -------       -------      --------      ---------      -------      --------
       (12,125)     (173,404)       5,889        17,262        76,907       (212,693)       8,386       (12,265)
    ----------    ----------      -------       -------      --------      ---------      -------      --------
     1,168,723     1,342,125       17,262             -        40,735        253,428       62,086        74,351
    ----------    ----------      -------       -------      --------      ---------      -------      --------
    $1,156,598    $1,168,721      $23,151       $17,262      $117,642      $  40,735      $70,472      $ 62,086
    ==========    ==========      =======       =======      ========      =========      =======      ========
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
          0.47%         0.44%        1.48%         1.49%         0.28%          0.30%        0.27%         0.28%
          1.77%         1.93%        1.47%        (0.08)%        6.14%          6.65%        6.63%         6.92%
            12%           45%          48%           23%           91%           102%          85%           89%

                             See accompanying notes
--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the AMR Investment Services Balanced Portfolio, the AMR Investment Services Large Cap Value Portfolio, the AMR Investment Services Small Cap Value Portfolio, the AMR Investment Services International Equity Portfolio, the AMR Investment Services Emerging Markets Portfolio, the AMR Investment Services Intermediate Bond Portfolio and the AMR Investment Services Short-Term Bond Portfolio, (each a "Portfolio" and collectively the "Portfolios"). The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

  Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board").

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolios. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

  Forward Foreign Currency Contracts

     The International Equity and Emerging Markets Portfolios may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Futures Contracts

     The Balanced, Large Cap Value, Small Cap Value and International Equity Portfolios may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Portfolio's custodian bank, State Street Bank and Trust Company, or at subcustodian banks. The collateral is monitored daily by each Portfolio so that the collateral's market value exceeds the carrying value of the repurchase agreement.

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

  Deferred Organization Expenses

     Expenses incurred by the Balanced, Large Cap Value, International Equity, Intermediate Bond and Short-Term Bond Portfolios in connection with their organization are being amortized on a straight-line basis over a five-year period.

  Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Changes in Accounting Policy

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Portfolios' net assets, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The Portfolios have not adopted this pronouncement. The Portfolios expect that the impact of the adoption of this principle will not be material to the Financial Statements.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Balanced, Large Cap Value, Small Cap Value, International Equity, Emerging Markets and Intermediate Bond Portfolios ("Variable NAV Portfolios") are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced, Large Cap Value, Small Cap Value, International Equity and Emerging Markets Portfolios an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolios. The Manager receives an annualized fee of .25% of the average daily net assets of the Intermediate Bond Portfolio and pays a portion of their fee to the investment advisor hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                               AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE       FEE          ADVISORS         MANAGER
                                                     ----------   ----------   ---------------   -----------
Balanced Portfolio.................................  .225%-.70%     $1,078         $  718           $360
Large Cap Value Portfolio..........................  .225%-.70%      1,143            762            381
Small Cap Value Portfolio..........................  .50%-.66%         210            171             39
International Equity Portfolio.....................  .25%-.70%       1,988          1,420            568
Emerging Markets Portfolio.........................  .80%-1.20%        102             92             10
Intermediate Bond Portfolio........................       .25%         101             39             62

     The Manager serves as the sole investment adviser to the Short-Term Bond Portfolio. Pursuant to the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Portfolio.

  Investment in Affiliated Funds

     The Portfolios may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements.

  Other

     Certain officers or trustees of the Trust are also current or former officers or employers of the Manager or American. The Trust makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the six months ended April 30, 2001, the cost of air transportation was not material to any of the Portfolios.

3.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended April 30, 2001 (excluding short-term investments) are as follows (in thousands):

                                                    LARGE CAP   SMALL CAP   INTERNATIONAL   EMERGING    INTERMEDIATE   SHORT-TERM
                                        BALANCED      VALUE       VALUE        EQUITY        MARKETS        BOND          BOND
                                        PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        ---------   ---------   ---------   -------------   ---------   ------------   ----------
Purchases.............................  $389,753    $288,261     $60,932      $129,278       $15,701      $141,102      $52,406
Proceeds from sales...................  $492,724    $312,014     $29,919      $204,294       $ 9,052      $ 70,794      $52,452

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

4.   COMMITMENTS

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the International Equity and Emerging Markets Portfolios have entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolios bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolios also bear the credit risk if the counterparty fails to perform under the contract. At April 30, 2001, the Portfolios had outstanding forward foreign currency contracts as follows:

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                                                      SETTLEMENT             UNREALIZED
                        CONTRACTS TO RECEIVE                            DATE        VALUE    GAIN/(LOSS)
--------------------------------------------------------------------  ----------   -------   -----------
                                              (AMOUNTS IN THOUSANDS)
    3,200  Australian Dollar........................................   05/09/01    $ 1,632     $   (26)
    5,000  Canadian Dollar..........................................   05/09/01      3,255           2
    8,000  Swiss Franc..............................................   05/09/01      4,613        (241)
   25,000  Euro Currency............................................   05/09/01     22,179      (1,089)
   10,000  Pound Sterling...........................................   05/09/01     14,302        (358)
1,750,000  Japanese Yen.............................................   05/09/01     14,179        (652)
   15,000  Swedish Krona............................................   05/09/01      1,463         (87)
                                                                                   -------     -------
Total contracts to receive (Payable amount $59,172).................               $61,623     $(2,451)
                                                                                   =======     =======

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------------------------------
                                                                        SETTLEMENT           UNREALIZED
                         CONTRACTS TO DELIVER                             DATE       VALUE   GAIN/(LOSS)
----------------------------------------------------------------------  ----------   -----   -----------
                                                (AMOUNTS IN THOUSANDS)
    6,169  Mexican Peso...............................................   11/18/02    $616        $(6)
                                                                                     ----        ---
Total contracts to deliver (Receivable amount $610)...................               $616        $(6)
                                                                                     ====        ===

     The Portfolios may purchase securities with delivery or payment to occur at a later date. At the time the Portfolios enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Portfolios until payment takes place.

5.   SECURITIES LENDING

     The Portfolios participate in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that will generally equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolios receive the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolios also continue to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term

--------------------------------------------------------------------------------

AMR INVESTMENT SERVICES TRUST
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
April 30, 2001 (unaudited)
--------------------------------------------------------------------------------

of the loan will be for the account of the Portfolio. At April 30, 2001, the Portfolios had securities on loan as follows:

                                           MARKET VALUE OF
               PORTFOLIO                  SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
               ---------                  ------------------   -------------------   ---------------
Balanced................................     $ 51,188,572          $  482,995         $ 52,596,590
Large Cap Value.........................       37,522,528                  --           39,414,505
Small Cap Value.........................       16,848,302                  --           17,639,279
International Equity....................      199,646,447           9,284,314          200,215,629
Emerging Markets........................        5,625,022              58,999            5,762,552
Intermediate Bond.......................       22,551,093             238,245           22,869,685
Short-Term Bond.........................          767,943                  --              784,896

     The Custodian for each Portfolio invested the cash collateral in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds").

     The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   COMMISSION RECAPTURE

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

7.   FUTURES CONTRACTS

     A Summary of obligations under these financial instruments at April 30, 2001 is as follows:

                                                                                                   UNREALIZED
                                                                                     MARKET      APPRECIATION/
TYPE OF FUTURE                                            EXPIRATION   CONTRACTS      VALUE      (DEPRECIATION)
--------------                                            ----------   ---------   -----------   --------------
BALANCED PORTFOLIO:
  S&P 500 Index.........................................  Jun. 2001       108      $33,817,500     $2,151,255
LARGE CAP VALUE PORTFOLIO:
  S&P 500 Index.........................................  Jun. 2001       109       34,130,625      2,225,798
SMALL CAP VALUE PORTFOLIO:
  Russell 2000..........................................  Jun. 2001        37        9,013,200        380,175
INTERNATIONAL EQUITY PORTFOLIO:
  Hang Seng Index.......................................   May 2001        21        1,801,385         13,951
  Spain IBEX Index......................................   May 2001        34        2,952,796         26,181
  Sweden OMX Index......................................   May 2001       226        2,049,920         10,313
  Australia Allord Index................................  Jun. 2001        62        2,644,412         80,911
  Canada S&P Index......................................  Jun. 2001        71        4,253,993         26,248
  France CAC Index......................................  Jun. 2001       210       10,409,663        705,614
  Germany DAX Index.....................................  Jun. 2001        57        7,934,186        385,649
  Italy MIB Index.......................................  Jun. 2001        24        4,323,985        204,574
  Japan Nikkei 300 Index................................  Jun. 2001       955       21,367,381      1,488,039
  UK FTSE Index.........................................  Jun. 2001       231       19,817,659        741,319

--------------------------------------------------------------------------------

                              AMERICAN EAGLE LOGO

                              AMERICAN EAGLE LOGO

                              AMERICAN EAGLE LOGO

                        [AMERICAN AADVANTAGE FUNDS LOGO]
--------------------------------------------------------------------------------

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                         [GRAPHIC]                                                    [GRAPHIC]
                         BY E-MAIL:                                                ON THE INTERNET:
              american aadvantage.funds@AA.com                           Visit our website at www.aafunds.com

--------------------------------------------------------------------------------


                         [GRAPHIC]                                                    [GRAPHIC]
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                       American AAdvantage Funds
                    Call (800) 967-9009                                        P.O. Box 619003, MD 5645
                       AMR Class(sm)                                          DFW Airport, TX 75261-9003
                    Call (800) 433-2434
                     PlanAhead Class(R)
                    Call (800) 388-3344

FUND SERVICE PROVIDERS:


    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT AUDITORS   DISTRIBUTOR
    STATE STREET BANK AND TRUST   NATIONAL FINANCIAL DATA SERVICES   ERNST & YOUNG LLP      SWS FINANCIAL SERVICES
    Boston, Massachusetts         Kansas City, Missouri              Dallas, Texas          Dallas, Texas

This report is prepared for shareholders of the American AAdvantage Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

American Airlines is not responsible for investments made in the American AAdvantage Funds. American AAdvantage Funds is a registered service mark of AMR Corporation. American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Small Cap Value Fund, American AAdvantage International Equity Fund, American AAdvantage Emerging Markets Fund, American AAdvantage Intermediate Bond Fund and American AAdvantage Short-Term Bond Fund are service marks of AMR Investment Services, Inc.